UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6318

Consulting Group Capital Markets Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Christina T. Sydor, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31
Date of reporting period: August 31, 2003

ITEM 1.   REPORT TO STOCKHOLDERS.

          The Annual Report to Stockholders is filed herewith.

[LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                 Large Capitalization Value Equity Investments
                    Large Capitalization Growth Investments
                     Intermediate Fixed Income Investments
                          Long-Term Bond Investments
                          Municipal Bond Investments
                          Mortgage Backed Investments
                            High Yield Investments
                     Multi-Sector Fixed Income Investments
                         Government Money Investments

         Annual Report

         August 31, 2003
                                     [LOGO] TRAK(R)
                                     Personalized Investment Advisory Service

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Table of Contents



SHAREHOLDER LETTER.........................................................   1

CONSULTING GROUP CAPITAL MARKETS FUNDS PERFORMANCE SUMMARY

    LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS..........................   4

    LARGE CAPITALIZATION GROWTH INVESTMENTS................................   6

    INTERMEDIATE FIXED INCOME INVESTMENTS..................................   8

    LONG-TERM BOND INVESTMENTS.............................................  10

    MUNICIPAL BOND INVESTMENTS.............................................  12

    MORTGAGE BACKED INVESTMENTS............................................  14

    HIGH YIELD INVESTMENTS.................................................  16

    MULTI-SECTOR FIXED INCOME INVESTMENTS..................................  18

    GOVERNMENT MONEY INVESTMENTS...........................................  20

SCHEDULES OF INVESTMENTS...................................................  23

STATEMENTS OF ASSETS AND LIABILITIES.......................................  86

STATEMENTS OF OPERATIONS...................................................  88

STATEMENTS OF CHANGES IN NET ASSETS........................................  90

NOTES TO FINANCIAL STATEMENTS..............................................  94

FINANCIAL HIGHLIGHTS....................................................... 106

INDEPENDENT AUDITORS' REPORT............................................... 111

ADDITIONAL INFORMATION..................................................... 112

TAX INFORMATION............................................................ 115

Consulting Group
Capital Markets Funds


DEAR SHAREHOLDER,

The global financial markets rose sharply from mid-March 2003 through the end of the fiscal year for the Consulting Group Capital Markets Funds (or collectively the "Funds"). The gains more than offset the losses suffered in the first six months of the fiscal year (through February 2003). For the full year ended August 31, 2003, the U.S. equity markets rose 12.06% as measured by the S&P 500 Index. The international equity markets increased 9.11% as measured by the Morgan Stanley Capital International Europe, Australasia and the Far East Index ("MSCI EAFE"). Bond market returns were positive as interest rates fell for much of the year. These positive returns mask the volatility in returns and investor sentiment. Through October 2002, the global investors' preference was to hold the lowest risk assets and avoid the higher risk assets. Since then, investors have shifted assets back to equities and corporate bonds.

We have detailed the causes of the risk aversion in several of our earlier letters. The concerns over the inconsistent economic recovery, geopolitical risks and the broad heading of corporate governance remain. However, since March, investors have decided to focus on the positive effects of an accommodative monetary and fiscal policy and the potential and benefits for economic and profit growth. Within the equity universe, investors favored smaller companies and companies with greater earnings leverage to the economic recovery. The relative safety of companies that have earnings stability and quality lagged the market in the recent rebound.

The impact of the change in market behavior is significant. Large Capitalization Growth Investments and Small Capitalization Growth Investments struggled during the worst phases of the bear market. The Portfolios remained committed to their growth mandates and produced strong returns during the rebound. Small Capitalization Growth Investments returned 31.30% for the 12-month period, the highest of any of the Funds, although it did underperform the comparative Index, the Russell 2000 Growth Index, which returned 34.90% during the period. Large Capitalization Growth Investments produced the highest outperformance compared to its benchmark, returning 24.16% compared to the Russell 1000 Growth Index return of 14.08%. The Portfolio benefited by having a more aggressive portfolio positioning than the Index as the market began the preference for high beta, or riskier stocks, in the spring of 2003.

Small Capitalization Value Equity Investments returned 13.12%, underperforming its benchmark, the Russell 2000 Value Index, which returned 23.68%. Large Capitalization Value Equity Investments returned 8.75%, underperforming its benchmark, the Russell 1000 Value Index, which returned 11.63%. Both Portfolios were positioned to be slightly less economically sensitive than their comparative index. The more conservative posture of Small Capitalization Value Equity Investments benefited shareholders during the bear market, but hurt during this rebound. Large Capitalization Value Equity Investments had a very large part of the portfolio in dividend paying companies. While there has been much talk about the changing tax law pertaining to dividends, the market has not rewarded those issues so far in 2003. Dividend paying companies tend to have more stable streams of earnings and the market's preference has been for earnings recovery from low levels or from money losing companies.

The return to equity investing was a global phenomenon, similar to the retreat from equities. Many of the same trends that drove equity prices in the U.S. drove equity prices in foreign markets. The primary factors or statistics that influenced returns were high beta, high influence of the economic cycle and the ability to bounce farther back up from the lows. Many have started to invest under the belief that the harder the fall, the higher the recovery. Unfortunately, in both the U.S. and foreign markets, we believe corporate successes and earnings recovery is still very far away for many of these stocks. International Equity Investments returned 13.21% for the year, while the MSCI EAFE returned 9.11%.

The bond market received much attention during the equity bear market as the safe haven in which to invest. This perception hides the risks and volatility within the fixed-income markets. In the summer of 2003, interest rates on longer-term government bonds rose sharply. For some individual bond issues, the corresponding drop in price was a near 10% loss in value. As we highlighted in earlier letters, the recent recovery in the corporate bond market was one of the positive fundamental factors that helped equity prices to begin climbing off the October 2002 lows. Like the equity market recovery, the individual fixed-income securities that performed best were those rated below investment-grade. The high-yield sector of the bond market produced returns that looked equity-like (greater than 20% for the one-year period). High-Yield Investments returned 14.57%, underperforming its benchmark, the Lehman Brothers High Yield Index which returned 24.86%, since the Portfolio was underrepresented in the lowest rated securities.

For the full year ending August 31, 2003, there were three changes to the management structure of the Funds. Consulting Group, as investment manager for the Funds, will make a recommendation to replace or terminate a manager or managers that no longer meet the expectations that have been established for a Portfolio.

During the period under review, Consulting Group recommended, and the Board of Trustees approved, the following changes to the Funds.

 . Metropolitan West Asset Management, LLC ("Metropolitan") was terminated from Multi-Sector Fixed Income Investments with Western Asset Management Co. ("Western") assuming management responsibility over the allocation. The target allocation for the two sub-advisers is 80% Western and 20% Utendahl Capital Management CFI.

 . Metropolitan was also terminated from Intermediate Fixed Income Investments and their allocation was split between Pacific Investment Management Co. ("PIMCO") and BlackRock Financial Management, Inc. ("BlackRock"). The target allocation for the two sub-advisers is 50% PIMCO and 50% BlackRock.

 . Alliance Capital Management L.P. was terminated from High Yield Investments and replaced by Seix Investment Advisors, Inc. ("Seix"). The target allocation for the sub-advisers is 50% Seix and 50% Western.

A detailed summary of the Portfolios' performance can be found on page 3.

Overall, the equity markets produced positive returns for the year, about which we are pleased. The importance of asset allocation and diversification of assets remains at the core of our process. We thank you for your continued support and encourage you to contact your Financial Consultant for further assistance and guidance.

Sincerely,

/s/ R. Jay Gerken

R. Jay Gerken, CFA Chairman
and Chief Executive Officer

October 10, 2003

               Performance of the Consulting Group Capital Markets Funds for the Year Ended August 31, 2003+

              Emerging Markets Equity Investments................................ 25.51%
              Government Money Investments++.....................................  0.85
              High Yield Investments............................................. 14.57
              Intermediate Fixed Income Investments..............................  4.78
              International Equity Investments................................... 13.21
              International Fixed Income Investments............................. 10.28
              Large Capitalization Growth Investments............................ 24.16
              Large Capitalization Value Equity Investments......................  8.75
              Long-Term Bond Investments.........................................  4.59
              Mortgage Backed Investments++...................................... (0.90)
              Multi-Sector Fixed Income Investments++............................ (0.37)
              Municipal Bond Investments.........................................  2.51
              Small Capitalization Growth Investments............................ 31.30
              Small Capitalization Value Equity Investments...................... 13.12

--------
+ All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  The Portfolios are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.50%. The performance data shown does not reflect this fee, which would reduce returns.

++Performance figures may reflect fee waivers and/or expense reimbursements.
  Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

[GRAPHIC]

Large Capitalization Value Equity Investments

 ABOUT THE SUB-ADVISERS

.. The Boston Company Asset Management, LLC ("Boston Company")

 Seeks total return by investing in portfolios of highly liquid common stocks that in its opinion have above average appreciation potential. The sub-adviser employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum.

.. Chartwell Investment Partners ("Chartwell")

 Employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price-to-sales, price-to-earnings, price-to-cash flow and price-to-book ratios, along with a preference for premium yielding issues. The sub-adviser then shifts its focus to identifying those companies with evidence of a major catalyst for change.

.. Alliance Capital Management L.P., through its Bernstein Investment Research and Management unit ("Alliance")

 Seeks to exploit security mispricings and the opportunities this creates. The screening process begins by searching for undervalued securities within a universe of stocks comprising the S&P 500 Index and 200 additional large/mid-cap stocks not contained in the S&P 500 Index. Quantitative ranks in quintiles are then applied based on a stock's expected return and risk considerations. Alliance also takes into consideration earnings estimate revisions and relative price trend determinations in attempting to avoid the classic value trap of buying too early.



During the year of September 1, 2002 through August 31, 2003, the sub-advisers to Large Capitalization Value Equity Investments ("Portfolio") were Boston Company, Chartwell and Alliance. The allocation among the sub-advisers was 33% Boston Company, 33% Chartwell and 34% Alliance. The Portfolio underperformed its benchmark and its Lipper Peer Group Average.

Boston Company's under-representation in the financial conglomerates industry detracted from performance, while strong performance from capital goods, technology, and utilities helped performance. The Chartwell allocation benefited by having an underweight exposure to the telecommunication services sector, the worst performing sector in the Russell 1000 Value Index. In the industrials sector, an overweight position contributed favorably to performance as the improved likelihood of an economic recovery drove the industrial stocks, particularly the early cycle machinery and equipment stocks, to new highs. Much of the performance for the Alliance allocation resulted from good stock selection in the technology sector and the consumer cyclicals sector. On the negative side, stock selection in the consumer growth sector was the largest detractor to performance.

The past year has been among the most volatile for equity markets in a quarter century, seeing extremes of optimism and pessimism. The market has experienced war and victory, corporate malfeasance and reform, the longest mortgage refinancing boom in history and drastic concerns over corporate credit quality. Broadly, the underperformance during this time period was due to a handful of poorly chosen stocks, often bought or sold at inopportune times. Much of the underperformance in particular cases stemmed from the inability to recognize the extremes to which the markets would react to perceived credit risk, or the extremes to which managements would go to present positive results for Wall Street. The Portfolio remains committed to its current investment mandate of value investing.

The following graph depicts the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000 Value Index/1 /and the Lipper Large-Cap Value Funds Average./2/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Average
                                      [CHART]

                  Large             Large          Russell     Lipper
            Capitalization      Capitalization      1000      Large-Cap
             Value Equity       Value Equity        Value       Value
              Investments        Investments        Fund        Funds
           (With TRAK Fee)*   (Without TRAK Fee)    Index      Average
            ---------------   ------------------   -------    ---------
    8/93       $10,000             $10,000          $10,000    $10,000
    8/94        10,056              10,209           10,288     10,539
    8/95        11,506              11,856           12,258     12,355
    8/96        13,006              13,605           14,408     14,470
    8/97        17,807              18,909           20,104     19,637
    8/98        17,547              18,914           20,888     19,777
    8/99        21,843              23,901           27,170     26,147
    8/00        22,378              24,857           32,642     28,717
    8/01        21,613              24,371           32,277     25,179
    8/02        17,947              20,543           28,039     21,148
    8/03        19,227              22,341           31,300     23,142



All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (unaudited) Average Annual Total Returns for the Period Ended August 31, 2003

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)        8.71%           7.09%
 10 year                           8.37            6.76
 5 year                            3.39            1.85
 3 year                           (3.50)          (4.93)
 1 year                            8.75            7.13
-----------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
Large Capitalization
Growth Investments
 ABOUT THE SUB-ADVISERS

.. Turner Investment Partners, Inc. ("Turner")
 Employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, Turner utilizes (i) a proprietary computer model which ranks stocks by sector and size by examining 80 factors; (ii) fundamental analysis of stocks selected by the proprietary model, including communications with company management, industry experts and competitors; and
 (iii) technical analysis, including examination of money flow and relative strength. Turner will sell a stock because of a poor ranking from the model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or changes in money flow for a stock.

.. TCW Investment Management Co. ("TCW")
 Seeks to maximize total return with an emphasis on capital appreciation. Their investment philosophy stresses investment in high-quality companies with opportunities for growth that are not fully reflected in stock market valuations. TCW utilizes a "bottom-up" investment strategy that focuses primarily on assessing the operating prospects of each prospective holding. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over their competitors.

.. Alliance Capital Management L.P. ("Alliance")
 Alliance attempts to find large, well-managed companies with above-average earnings growth and reasonable stock prices. They strive to identify and invest in companies that offer the best available combination of strong relative earnings growth and reasonable valuation. They attempt to control style and industry risks relative to the benchmarks.

During the year of September 1, 2002 through August 31, 2003, the sub-advisers to Large Capitalization Growth Equity Investments ("Portfolio") were Turner, TCW and Alliance. The allocation among the sub-advisers was 33% Turner, 34% TCW and 33% Alliance. The Portfolio outperformed its benchmark and its Lipper Peer Group Average.

For the TCW allocation, for the 12 months ended August 31, 2003, holdings within the information technology and healthcare sectors were the strongest positive contributors to performance. Their consumer discretionary, consumer staples and financial sector holdings also contributed positively for the period. For the Turner allocation, over-weighting semiconductor names contributed positively to performance. Within the financial services sector, owning brokerage firms as well as consumer finance companies contributed positively to performance, although the utilities sector detracted from performance. The Alliance allocation benefited from good stock selection in the technology sector and the consumer cyclicals sector, while stock selection in the consumer growth sector was the largest detractor to performance.

During the period under review, growth investing was in favor across all capitalization ranges, and in 2003 we experienced a normal transition from a bear to a bull market marked by a correction in March. High beta stocks, those that tend to be more volatile relative to the index, have led the way during this transition. Over the timeframe of this report, the Portfolio was focused on early cycle, high beta stocks leveraged to an economic recovery. Over-weighting semiconductor companies within technology contributed to outperformance. An overweight to the consumer electronics companies in consumer discretionary contributed and a focus on biotechnology companies in favor of the traditional large cap pharmaceutical companies added value to the Portfolio's total performance. The Portfolio remains committed to its current investment mandate as a Growth Portfolio.

The following graph depicts the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index/3 /and the Lipper Large-Cap Growth Funds Average./4 /

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003
 (unaudited)
 LARGE CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average
                                     [CHART]

               Large              Large                          Lipper
           Capitalization     Capitalization                    Large-Cap
         Growth Investments  Growth Investments  Russell 1000  Growth Fund
          (With TRAK Fee)*   (Without TRAK Fee)  Growth Index    Average
          ----------------   ------------------  ------------  -----------
    8/93      $10,000             $10,000          $10,000       $10,000
    8/94       10,093              10,246           10,651        10,423
    8/95       12,160              12,531           13,275        12,729
    8/96       13,523              14,146           15,715        14,325
    8/97       18,313              19,447           21,903        19,209
    8/98       19,450              20,966           23,711        20,099
    8/99       28,030              30,671           35,169        30,102
    8/00       37,086              41,194           46,937        42,059
    8/01       19,871              22,407           25,665        24,457
    8/02       14,431              16,519           19,975        18,937
    8/03       17,651              20,510           22,788        21,295


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 LARGE CAPITALIZATION GROWTH INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2003

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)         8,10%           6.49%
 10 year                            7.45            5.85
 5 year                            (0.44)          (1.92)
 3 year                           (20.74)         (21.92)
 1 year                            24.16           22.31
-----------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
Intermediate Fixed
Income Investments


 ABOUT THE SUB-ADVISERS

.. BlackRock Financial Management, Inc. ("BlackRock")
 Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

.. Pacific Investment Management Co. ("PIMCO")
 Employs "top-down" and "bottom-up" investment techniques. It implements the following "top-down" strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The sub-adviser also employs the following "bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

During the year of September 1, 2002 through August 31, 2003, PIMCO and BlackRock were the sub-advisers to Intermediate Fixed Income Investments ("Portfolio"), each managing 50% of the Portfolio. The Portfolio underperformed its benchmark, but outperformed its Lipper Peer Group Average for the period.

The bond market was relatively tranquil for most of the past 12 months, but suffered a bout of extreme volatility in the most recent four months. Despite the Federal Reserve's decision to lower short-term interest rates twice during the period, intermediate- and long-term interest rates rose over concerns that easy money could increase the chances of rising inflation in the future. Corporate bonds produced strong returns, as improving economic growth fundamentals led credit spreads to tighten substantially, particularly for lower-quality credits.

A broad, diversified set of strategies helped performance amid the uncertain economic environment. An emphasis on shorter maturities last year also helped performance as yields declined most in this sector. An overweight to mortgages detracted from performance; yet coupon selection aided returns. A corporate underweight also detracted from performance as investment-grade corporates outperformed Treasuries and mortgages. However, overweights to BBB-rated bonds, especially in the telecom and pipeline sectors were positive as these issues performed relatively well. Tactical allocations to Treasury Inflation Protected Securities and emerging markets were positive for performance. The Portfolio remains committed to its current investment mandate.

During the period under review, Consulting Group recommended, and the Board of Trustees approved, the termination of Metropolitan West Asset Management, LLC ("Metropolitan"). This recommendation was accepted during the second half of 2002. Metropolitan's assets were reallocated to PIMCO and BlackRock.

The following graph depicts the performance of the Intermediate Fixed Income Investments vs. the Lehman Brothers Intermediate Government/Credit Bond Index./5/


 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 200
 3 (unaudited) INTERMEDIATE FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate Government/Credit Bond Index
                                     [CHART]

                 Intermediate       Intermediate          Lehman Brothers
                 Fixed Income       Fixed Income            Intermediate
                  Investments        Investments         Government/Credit
     DATE      (With TRAK Fee)*    (Without TRAK Fee)        Bond Index
    --------   ----------------    ------------------    -----------------
    8/93           $10,000              $10,000             $10,000
    8/94             9,740                9,888               9,967
    8/95            10,430               10,748              10,911
    8/96            10,694               11,186              11,395
    8/97            11,402               12,107              12,345
    8/98            12,131               13,076              13,452
    8/99            12,078               13,216              13,498
    8/00            12,580               13,973              14,425
    8/01            13,950               15,730              16,237
    8/02            14,393               16,474              17,494
    8/03            14,855               17,261              18,413


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 INTERMEDIATE FIXED INCOME INVESTMENTS (unaudited) Average Annual Total Returns for the Period Ended August 31, 2003

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)        6.29%           4.71%
 10 year                           5.61            4.04
 5 year                            5.71            4.14
 3 year                            7.30            5.70
 1 year                            4.78            3.21
-----------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
Long-Term Bond Investments

 ABOUT THE SUB-ADVISER

.. Western Asset Management Co. ("Western")
 Emphasizes three key strategies to enhance the Portfolio's total return:
 (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market -- government, corporate and mortgage and asset-backed -- depending upon its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect the sub-adviser's long-term outlook for interest rates; and
 (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.


During the year of September 1, 2002 through August 31, 2003, Western was the sub-adviser to Long-Term Bond Investments ("Portfolio"), which underperformed its benchmark and its Lipper Peer Group Average.

The bond market was relatively tranquil for most of the past 12 months, but suffered extreme volatility in the most recent four months. Despite the Federal Reserve's decision to lower short-term interest rates twice during the period, long-term interest rates rose over concerns that easy money could increase the chances of rising inflation in the future. Corporate bonds produced strong returns, however, as improving economic growth fundamentals led credit spreads to tighten substantially.

The Portfolio's performance trailed as its investment strategies produced mixed results. A modestly long duration exposure during the past year detracted somewhat from performance as yields rose during the period. An emphasis on the longer end of the yield curve also subtracted from performance as the yield curve steepened. An overweight exposure to corporate bonds added to performance, as credit spreads generally tightened, and a focus on the BBB-rated subsector was also rewarded by strong performance. The Portfolio remains committed to its current investment mandate.

The following graph depicts the performance of the Long-Term Bond Investments vs. the Lehman Brothers Long Term Government/Credit Bond Index/6/ and the Lehman Brothers Government/Credit Bond Index./7/

 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) LONG-TERM BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Long Term Government/Credit Bond Index+

                                        [CHART]

                                                                    Lehman
                                                    Lehman         Brothers
             Long-Term          Long-Term          Brothers       Long Term
               Bond               Bond            Government/     Government/
             Investments      Investments           Credit          Credit
          (With TRAK Fee)*  (Without TRAK Fee)    Bond Index+    Bond Index+
          ----------------  ------------------  --------------  -------------
    8/93      $10,000           $10,000             $10,000        $10,000
    8/94        9,464             9,607              10,134          9,323
    8/95       10,321            10,636              11,412         10,906
    8/96       10,280            10,754              11,323         11,322
    8/97       11,437            12,144              12,435         12,856
    8/98       13,093            14,114              13,856         15,091
    8/99       12,099            13,240              13,896         14,504
    8/00       13,052            14,497              14,909         15,928
    8/01       14,398            16,235              16,782         18,059
    8/02       14,857            17,005              18,107         19,598
    8/03       15,307            17,786              19,096         20,789


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 LONG-TERM BOND INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2003

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (11/18/91)               6.59%           5.00%
       10 year                                  5.93            4.35
       5 year                                   4.73            3.17
       3 year                                   7.05            5.46
       1 year                                   4.59            3.03
      ------------------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
Municipal Bond Investments
 ABOUT THE SUB-ADVISER

.. Smith Affiliated Capital Corp. ("Smith")
 Uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The sub-adviser focuses primarily on "vital service" revenue bonds and secondarily on general obligation bonds of high-quality issuers.

During the year of September 1, 2002 through August 31, 2003, the sub-adviser to Municipal Bond Investments ("Portfolio") was Smith. The Portfolio underperformed its benchmark, but outperformed its Lipper Peer Group average.

The year ended August 31, 2003 saw the U.S prosecute a war in Iraq, relatively weak economic growth dogged by a soft employment market and continued easing by the Federal Reserve. Both fixed-income and equity markets were extremely volatile, as consensus opinion swayed back and forth between expectations of a strong rebound and fears of deflation and renewed recession, with rates falling to levels not seen in 40 years and equities testing their recent lows.

The Portfolio performed well in this environment, given the sub-adviser's posture of taking prudent maturity risk while emphasizing high credit quality. They managed the effective duration with some extension swaps, but with a renewed emphasis on maintaining cash flow with coupon income. The sub-adviser has also continued to use relative value analysis to take advantage of opportunities when they arise, especially with respect to specialty state paper.

The Portfolio remains committed to its current investment mandate of investing.

The following graph depicts the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index./8/


 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003 (unaudited) MUNICIPAL BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index
                                    [CHART]

             Municipal Bond     Municipal Bond     Lehman Brothers
              Investments        Investments        Municipal Bond
            (With TRAK Fee)*  (Without TRAK Fee)        Index
            ----------------  ------------------   ---------------
    8/93       $10,000             $10,000             $10,000
    8/94         9,479               9,622              10,014
    8/95        10,071              10,378              10,902
    8/96        10,380              10,858              11,474
    8/97        11,133              11,822              12,534
    8/98        11,854              12,778              13,619
    8/99        11,374              12,446              13,688
    8/00        11,966              13,291              14,614
    8/01        13,019              14,680              16,104
    8/02        13,579              15,543              17,108
    8/03        13,713              15,934              17,646


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 MUNICIPAL BOND INVESTMENTS (unaudited) Average Annual Total Returns for the Period Ended August 31, 2003

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)        5.72%           4.15%
 10 year                           4.77            3.21
 5 year                            4.51            2.96
 3 year                            6.23            4.65
 1 year                            2.51            0.99
-----------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
Mortgage Backed Investments
 ABOUT THE SUB-ADVISER

.. Utendahl Capital Management CFI ("Utendahl")
 Uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The sub-adviser generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government-related organizations.

During the year of September 1, 2002 through August 31, 2003, Utendahl was the sub-adviser to Mortgage Backed Investments ("Portfolio"). The Portfolio underperformed both its benchmark and its Lipper Peer Group Average.

To recap, the first 10 months of the period saw 10-year Treasury and mortgage rates rally after beginning the period at all-time lows. This was followed by a sell-off in the 10-year yield and in mortgage rates over the last two months. Against this backdrop, mortgages underperformed all other intermediate fixed-income sectors on both an absolute and a duration-adjusted basis (i.e. versus a portfolio of Treasuries with similar term structure).
Due to their callable nature, mortgage backed securities typically perform poorly in volatile, low rate environments. The Portfolio is invested predominantly in Agency pass-through and Collateral Mortgage Obligation ("CMO") holdings. These holdings have averaged about 25% of the Portfolio over the course of the year. The pass-through holdings are distributed across the agency/coupon/maturity spectrum similarly to the index distribution. Excess returns on the pass-through holdings are achieved through security selection based on expected prepayment characteristics while additional excess returns are generated by the excess yield of the CMO holdings relative to the index. The Portfolio remains committed to its Mortgage Backed mandate.

The following graph depicts the performance of the Mortgage Backed Investments vs. the Lehman Brothers Mortgage Backed Securities Index/9/ and the Lipper U.S. Mortgage Funds Average./10/



 HISTORICAL PERFORMANCE FOR THE TEN-YEAR PERIOD ENDED AUGUST 31, 2003
 (unaudited)
 MORTGAGE BACKED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Funds Average
                                    [CHART]

            Mortgage            Mortgage
             Backed              Backed        Lehman Brothers       Lipper
           Investments         Investments     Mortgage Backed   U.S. Mortgage
         (With TRAK Fee)*  (Without TRAK Fee)  Securities Index  Fund Average
         ----------------  ------------------  ----------------  -------------
    8/93     $10,000           $10,000              $10,000        $10,000
    8/94       9,832             9,980               10,037          9,678
    8/95      10,650            10,975               11,136         10,595
    8/96      10,949            11,454               11,690         11,007
    8/97      11,831            12,563               12,916         12,053
    8/98      12,631            13,615               15,234         13,040
    8/99      12,604            13,792               15,515         13,105
    8/00      13,357            14,836               16,764         14,032
    8/01      14,667            16,539               18,747         15,588
    8/02      15,622            17,881               20,285         16,791
    8/03      15,251            17,720               20,790         17,150


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 MORTGAGE BACKED INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2003

                                    Without TRAK Fee With TRAK Fee*
-------------------------------------------------------------------
 Since inception (11/18/91)               6.21%           4.62%
 10 year                                  5.89            4.31
 5 year                                   5.41            3.84
 3 year                                   6.10            4.52
 1 year                                  (0.90)          (2.38)
------------------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
High Yield Investments
 ABOUT THE SUB-ADVISERS

.. Seix Investment Advisors Inc. ("Seix")
 Targets the healthiest segment of the high yield market (those securities rated "BB" and strong "B"). The Seix high yield portfolio seeks multiple sources of value through in-depth company research, active industry weightings and security selection.

.. Western Asset Management Co. ("Western")
 Combines traditional analysis with innovative technology applied to all sectors of the market. Western believes inefficiencies exist in the fixed-income market and attempts to add incremental value by exploiting these inefficiencies across all eligible market sectors. The key areas of focus are
 (i) sector and sub-sector allocation; (ii) issue selection; (iii) duration; and (iv) term structure.

During the year of September 1, 2002 through August 31, 2003, Western and Seix were the sub-advisers to High Yield Investments ("Portfolio"). Each manages 50% of the Portfolio. The Portfolio underperformed both its benchmark and its Lipper Peer Group Average.

The high-yield market enjoyed positive returns, as investors' views of the economy brightened and their appetite for risk rose exponentially. The Portfolio had an overweight to the asset rich sectors (basic industry, capital goods and media non-cable), which all underperformed the general high-yield market. The underweight to the sectors with limited quantifiable assets was particularly costly. Specifically, the Portfolio was underweight the wireless and utility sectors, which returned 73.36% and 36.23%, respectively. During the course of the year, the lower rated issues were the top performers. CCC-rated issuers returned 60.13% versus 16.79% for BB-rated issuers. The Portfolio has been, for the last 12 months, and continues to be, underweight the portion of the market that is CCC-rated and below due to management style. The Portfolio remains committed to its High Yield mandate.

During the period under review, Consulting Group recommended, and the Board of Trustees approved, the termination of Alliance Capital Management L.P. Seix was retained as its replacement sub-adviser to the Portfolio. This recommendation was accepted during the last half of 2002.

The following graph depicts the performance of the High Yield Investments vs. the CS First Boston High Yield Index,/11/ formerly known as CS First Boston Global High Yield Index, and the Lehman Brothers High Yield Index./12/


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2003 (unaudited) HIGH YIELD INVESTMENTS

 Comparison of $10,000 Investment in the Portfolio with the CS First Boston High Yield Index and the Lehman Brothers High Yield Index++

                                    [CHART]

               High Yield         High Yield        CS First Boston  Lehman Brothers
              Investments        Investments          High Yield       High Yield
             (With TRAK Fee)*  (Without TRAK Fee)       Index++          Index++
             ----------------  ------------------  ----------------  ---------------
    7/13/98      $10,000           $10,000             $10,000           $10,000
       8/98        9,842             9,863               9,321             9,502
       8/99       10,052            10,225               9,764             9,892
       8/00        8,974             9,266              10,164            10,003
       8/01        8,639             9,056              10,219            10,025
       8/02        7,852             8,354               9,971             9,258
    8/31/03        8,861             9,572              12,275            11,560





All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


 HIGH YIELD INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2003

                                          Without TRAK Fee With TRAK Fee*
      -------------------------------------------------------------------
       Since inception (7/13/98)               (0.85)%         (2.33)%
       5 year                                  (0.60)          (2.08)
       3 year                                   1.09           (0.42)
       1 year                                  14.57           12.86
      ------------------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

[GRAPHIC]
Multi-Sector Fixed Income Investments

 ABOUT THE SUB-ADVISERS

.. Western Asset Management Co. ("Western")
 Emphasizes three key strategies to enhance the Portfolio's total return:
 (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values;
 (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.

.. Utendahl Capital Management CFI ("Utendahl")
 Uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The sub-adviser generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government-related organizations.


During the year of September 1, 2002 through August 31, 2003, Western and Utendahl were the sub-advisers to Multi-Sector Fixed Income Investments ("Portfolio"). The allocation among the sub-advisers was 80% Western and 20% Utendahl. The Portfolio underperformed its benchmark and its Lipper Peer Group Average for the period.

The bond market was relatively tranquil for most of the past 12 months, but suffered a bout of extreme volatility in the most recent four months. Despite the Federal Reserve's decision to lower short-term interest rates twice during the period, intermediate- and long-term interest rates rose over concerns that easy money could increase the chances of rising inflation in the future. Corporate bonds produced strong returns, as improving economic growth fundamentals led credit spreads to tighten substantially, particularly for lower-quality credits. The first ten months of the period saw 10-year treasury yields and mortgage rates rally 130 basis points after beginning the period at all-time lows. This was followed by a sell-off in the 10-year yield and mortgage rates over the last two months. Against this backdrop, mortgages underperformed all other intermediate fixed-income sectors on both an absolute and a duration-adjusted basis (i.e. versus a portfolio of Treasuries with similar term structure). Due to their callable nature, mortgage backed securities typically perform poorly in volatile, low rate environments.

During the period under review, Consulting Group recommended, and the Board of Trustees approved, the termination of Metropolitan West Asset Management, LLC ("Metropolitan"). Metropolitan's assets were consolidated with Western's portion.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2003 (unaudited) MULTI-SECTOR FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Aggregate Bond Index

                                     [Chart]

                Multi-Sector       Multi-Sector
                Fixed Income       Fixed Income      Lehman Brothers
                Investments        Investments       Aggregate Bond
              (With TRAK Fee)*  (Without TRAK Fee)       Index
              ----------------  ------------------   ----------------
    10/1/99       $10,000             $10,000           $10,000
       8/00        10,502              10,647            10,632
       8/01        11,303              11,633            11,945
       8/02        11,525              12,041            12,012
       8/03        11,311              11,997            12,465


All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph above and returns shown below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 MULTI-SECTOR FIXED INCOME INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2003

                            Without TRAK Fee With TRAK Fee*
-----------------------------------------------------------
 Since inception (10/1/99)        4.76%           3.20%
 3 year                           4.06            2.51
 1 year                          (0.37)          (1.85)
----------------------------------------------------------

                    See pages 21 and 22 for all footnotes.

The following graph depicts the performance of the Multi-Sector Fixed Income Investments vs. the Lehman Brothers Aggregate Bond Index./13/

[GRAPHIC]
Government Money Investments
 ABOUT THE SUB-ADVISER

.. Standish Mellon Asset Management LLC ("Standish")
 The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less. Standish seeks to improve the Portfolio's yield through actively managing sector allocations and the average maturity of the Portfolio. Standish monitors the spread relationships between U.S. Treasury and government agency issues, and purchases agencies when they provide a yield advantage. In addition, Standish will change the maturity structure modestly to reflect its outlook on interest rates.
During the year of September 1, 2002 through August 31, 2003, Standish was the sub-adviser to Government Money Investments ("Portfolio"). The Portfolio underperformed its benchmark, but outperformed its Lipper Peer Group Average.

For the capital markets, the last year can be divided into three time periods: pre-war, wartime and post-war. In the first period, spanning the summer of 2002 through late winter of 2003, the markets faced a surprisingly weak economy, corporate governance scandals and the growing likelihood that the U.S. would go to war with Iraq. The second time period, covering the war and its immediate aftermath, extended from late winter to mid-May 2003 and was marked by uncertainty, then relief on the progress of the war. As news of the war subsided, economic issues came to the forefront. The third time period, extending from mid-May 2003 to the present, has been marked by renewed optimism in the economy. Even as interest rates reached their lows and the Federal Reserve expressed concern over the economy, underlying economic statistics had begun to improve.

The rapidly increasing fiscal deficit has been creating concern in the fixed-income market. As a result, longer-term interest rates, after reaching historic lows in June 2003, had one of the worst months on record in July. The 2-year Treasury note yield rose almost 100 basis points, to over 2% at one point in August. The Federal Reserve recently expressed caution that the market may be too optimistic on the economy and that it will not increase overnight rates from 1% for some time. The Portfolio remains committed to its Government Money mandate.

 GOVERNMENT MONEY INVESTMENTS (unaudited)
 Average Annual Total Returns for the Period Ended August 31, 2003

                             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (11/18/91)        3.94%           2.39%
 10 year                           4.10            2.55
 5 year                            3.52            1.97
 3 year                            2.55            1.02
 1 year                            0.85           (0.65)
-----------------------------------------------------------

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                    See pages 21 and 22 for all footnotes.

FOOTNOTES

 * The Portfolios are available only to investors participating in an advisory program. These programs charge an annual fee, which in the case of TRAK(R) may be up to 1.50%.

 + It is the opinion of management that the Lehman Brothers Long Term Government/Credit Bond Index more accurately reflects the current composition of Long-Term Bond Investments than the Lehman Brothers Government/Credit Bond Index. In future reporting, the Lehman Brothers Long Term Government/Credit Bond Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Government/Credit Bond Index.

 ++ It is the opinion of management that the Lehman Brothers High Yield Index more accurately reflects the current composition of High Yield Investments than the CS First Boston High Yield Index. In future reporting, the Lehman Brothers High Yield Index will be used as a basis of comparison of total return performance rather than the CS First Boston High Yield Index.

 1 The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 2 The Lipper Large-Cap Value Funds Average is comprised of the Portfolio's peer group of mutual funds investing in value oriented funds.

 3 The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 4 The Lipper Large-Cap Growth Funds Average is comprised of the Portfolio's peer group of mutual funds investing in growth oriented funds.

 5 The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 6 The Lehman Brothers Long Term Government/Credit Bond Index is composed of all bonds covered by the Lehman Brothers Government/Credit Bond Index with maturities of 10 years or longer. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 7 The Lehman Brothers Government/Credit Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and (ii) Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 8 The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

 9 The Lehman Brothers Mortgage Backed Securities Index includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

10 The Lipper U.S. Mortgage Funds Average is an average of funds invested at least 65% in mortgage securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

11 The CS First Boston High Yield Index, formerly known as CS First Boston Global High Yield Index, is a broad-based market measure of high-yield bonds, commonly known as "junk bonds". Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

12 The Lehman Brothers High Yield Index is composed of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds must be dollar-dominated, non-convertible, and have at least one year remaining to maturity as well as an outstanding par value of $100 million. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

13 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Credit Bond Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. Please note that an investor cannot invest directly in an index.

          Schedules of Investments
          August 31, 2003

Large Capitalization Value Equity Investments
--------------------------------------------------------------------

  Shares                    Security                      Value
--------------------------------------------------------------------
COMMON STOCK -- 96.1%

Aerospace & Defense -- 1.9%
     98,500 The Boeing Co........................... $     3,682,915
    103,875 Northrop Grumman Corp...................       9,917,985
     88,800 United Technologies Corp................       7,126,200
                                                     ---------------
                                                          20,727,100
                                                     ---------------

Auto Components -- 1.4%
     18,300 Johnson Controls, Inc...................       1,811,700
    102,700 Lear Corp.*.............................       5,704,985
     94,000 Magna International Inc., Class A Shares       7,858,400
                                                     ---------------
                                                          15,375,085
                                                     ---------------

Automobiles -- 0.5%
    123,955 General Motors Corp.....................       5,094,550
                                                     ---------------

Banks -- 13.2%
    519,228 Bank of America Corp....................      41,148,819
    186,715 Charter One Financial, Inc..............       5,788,165
     33,100 Comerica, Inc...........................       1,633,154
    397,209 FleetBoston Financial Corp..............      11,753,414
    142,450 Golden West Financial Corp..............      12,289,162
    255,700 National City Corp......................       8,100,576
    234,700 U.S. Bancorp............................       5,609,330
    591,065 Wachovia Corp...........................      24,913,390
    460,569 Washington Mutual, Inc..................      17,952,980
    360,214 Wells Fargo & Co........................      18,061,130
                                                     ---------------
                                                         147,250,120
                                                     ---------------

Beverages -- 0.4%
     94,360 Anheuser-Busch Cos., Inc................       4,863,314
                                                     ---------------

Building Products -- 1.1%
    505,445 Masco Corp..............................      12,529,981
                                                     ---------------

Chemicals -- 1.7%
    146,245 Air Products & Chemicals, Inc...........       6,920,313
    174,100 E.I. du Pont de Nemours & Co............       7,789,234
    134,700 The Lubrizol Corp.......................       4,579,800
                                                     ---------------
                                                          19,289,347
                                                     ---------------

Commercial Services & Supplies -- 1.8%
    101,800 Automatic Data Processing, Inc..........       4,062,838
     96,280 First Data Corp.........................       3,697,152
    322,745 Pitney Bowes Inc........................      12,587,055
                                                     ---------------
                                                          20,347,045
                                                     ---------------

Communications Equipment -- 3.0%
    377,300 Cisco Systems, Inc.*....................       7,225,295
    720,200 Corning Inc.*...........................       5,941,650
    361,000 Nokia Oyj...............................       5,880,690
  2,835,015 Nortel Networks Corp.*..................       9,213,799
    738,200 Tellabs, Inc.*..........................       4,820,446
                                                     ---------------
                                                          33,081,880
                                                     ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Value Equity Investments
--------------------------------------------------------------------

  Shares                    Security                      Value
--------------------------------------------------------------------

Computers & Peripherals -- 5.0%
  1,779,905 Hewlett-Packard Co...................... $    35,455,708
    245,170 International Business Machines Corp....      20,106,392
                                                     ---------------
                                                          55,562,100
                                                     ---------------

Containers & Packaging -- 0.3%
    196,800 Smurfit-Stone Container Corp.*..........       3,105,504
                                                     ---------------

Diversified Financials -- 7.6%
    114,200 American Express Co.....................       5,144,710
    221,300 Fannie Mae..............................      14,338,027
    207,700 The Goldman Sachs Group, Inc............      18,379,373
    353,230 J.P. Morgan Chase & Co..................      12,087,531
    143,550 Lehman Brothers Holdings, Inc...........       9,435,542
     84,900 Merrill Lynch & Co., Inc................       4,565,922
    411,980 Morgan Stanley..........................      20,100,504
                                                     ---------------
                                                          84,051,609
                                                     ---------------

Diversified Telecommunication Services -- 3.6%
  1,877,723 Qwest Communications International Inc.*       8,355,867
    592,799 SBC Communications Inc..................      13,332,050
    597,400 Sprint Corp. -- FON Group...............       8,823,598
    257,153 Verizon Communications Inc..............       9,082,644
                                                     ---------------
                                                          39,594,159
                                                     ---------------

Electric Utilities -- 3.4%
    308,363 American Electric Power Co..............       8,729,757
     34,800 Dominion Resources, Inc.................       2,108,184
    250,920 Entergy Corp............................      13,160,754
     26,400 Exelon Corp.............................       1,554,960
    191,300 PPL Corp................................       7,588,871
    148,000 Wisconsin Energy Corp...................       4,312,720
                                                     ---------------
                                                          37,455,246
                                                     ---------------

Electrical Equipment -- 1.2%
    111,200 Cooper Industries, Ltd., Class A Shares.       5,658,968
    143,640 Emerson Electric Co.....................       8,009,366
                                                     ---------------
                                                          13,668,334
                                                     ---------------

Electronic Equipment & Instruments -- 0.9%
    238,100 Ingram Micro Inc., Class A Shares*......       3,369,115
    523,477 Solectron Corp.*........................       3,104,219
     98,150 Tech Data Corp..........................       3,273,302
                                                     ---------------
                                                           9,746,636
                                                     ---------------

Energy Equipment & Services -- 1.5%
    422,350 Halliburton Co..........................      10,212,423
    123,800 Schlumberger Ltd........................       6,129,338
                                                     ---------------
                                                          16,341,761
                                                     ---------------

Food & Drug Retailing -- 0.9%
    385,300 Safeway, Inc.*..........................       9,405,173
                                                     ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                          Security                            Value
--------------------------------------------------------------------------------

Food Products -- 0.9%
     60,200 General Mills, Inc.................................. $     2,790,872
    230,440 Kraft Foods Inc.....................................       6,844,068
                                                                 ---------------
                                                                       9,634,940
                                                                 ---------------

Gas Utilities -- 0.8%
    290,400 Sempra Energy.......................................       8,639,400
                                                                 ---------------

Health Care Equipment & Supplies -- 0.8%
    239,380 Baxter International Inc............................       6,726,578
     29,900 C.R. Bard, Inc......................................       2,003,300
                                                                 ---------------
                                                                       8,729,878
                                                                 ---------------

Health Care Providers & Services -- 1.0%
     43,000 Aetna, Inc..........................................       2,451,000
     15,100 Anthem, Inc.*.......................................       1,105,320
     96,600 CIGNA Corp..........................................       4,605,888
     90,900 McKesson, Inc.......................................       2,976,066
                                                                 ---------------
                                                                      11,138,274
                                                                 ---------------

Hotels, Restaurants & Leisure -- 0.7%
    320,700 McDonald's Corp.....................................       7,190,094
                                                                 ---------------

Household Durables -- 2.1%
    291,200 Koninklijke Philips Electronics N.V., NY Shares, ADR       7,105,280
     48,675 Leggett & Platt, Inc................................       1,127,313
    224,885 Newell Rubbermaid Inc...............................       5,341,019
     18,400 Pulte Homes, Inc....................................       1,224,704
    127,250 Whirlpool Corp......................................       8,854,055
                                                                 ---------------
                                                                      23,652,371
                                                                 ---------------

Household Products -- 0.7%
     59,500 Kimberly-Clark Corp.................................       3,041,045
     51,670 The Procter & Gamble Co.............................       4,510,274
                                                                 ---------------
                                                                       7,551,319
                                                                 ---------------

Industrial Conglomerates -- 1.2%
     27,550 3M Co...............................................       3,925,048
    323,090 General Electric Co.................................       9,553,771
                                                                 ---------------
                                                                      13,478,819
                                                                 ---------------

Insurance -- 7.4%
    305,835 ACE Ltd.............................................       9,847,887
    194,100 The Allstate Corp...................................       6,939,075
    169,339 American International Group, Inc...................      10,087,524
    225,545 Aon Corp............................................       5,007,099
    406,245 The Hartford Financial Services Group, Inc..........      21,620,359
    184,545 Lincoln National Corp...............................       6,536,584
    183,995 Marsh & McLennan Cos., Inc..........................       9,199,750
    337,434 MetLife, Inc........................................       9,589,874
     25,700 RenaissanceRe Holdings Ltd..........................       1,074,260
    209,590 UnumProvident Corp..................................       2,955,219
                                                                 ---------------
                                                                      82,857,631
                                                                 ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Value Equity Investments
----------------------------------------------------------------------

  Shares                     Security                       Value
----------------------------------------------------------------------

IT Consulting & Services -- 0.9%
    285,705 Accenture Ltd., Class A Shares*........... $     6,045,518
     62,100 Computer Sciences Corp.*..................       2,643,597
     60,300 SunGard Data Systems Inc.*................       1,700,460
                                                       ---------------
                                                            10,389,575
                                                       ---------------

Machinery -- 1.4%
     80,700 Deere & Co................................       4,560,357
     72,700 Eaton Corp................................       6,807,628
     78,820 Parker-Hannifin Corp......................       3,903,166
                                                       ---------------
                                                            15,271,151
                                                       ---------------

Media -- 4.6%
    300,100 Comcast Corp., Special Class A Shares*....       8,510,836
    134,080 Gannett Co., Inc..........................      10,514,553
     22,600 Knight-Ridder, Inc........................       1,533,636
    738,176 Liberty Media Corp., Class A Shares*......       8,931,930
    202,200 The News Corp. Ltd., Preferred Shares, ADR       5,847,624
    263,615 Viacom Inc., Class B Shares...............      11,862,675
    207,140 The Walt Disney Co........................       4,246,370
                                                       ---------------
                                                            51,447,624
                                                       ---------------

Metals & Mining -- 1.0%
    408,105 Alcoa Inc.................................      11,655,479
                                                       ---------------

Multiline Retail -- 1.2%
    105,819 Federated Department Stores, Inc..........       4,624,290
    217,700 The May Department Stores Co..............       6,004,166
     74,200 Sears, Roebuck & Co.......................       3,266,284
                                                       ---------------
                                                            13,894,740
                                                       ---------------

Office Electronics -- 0.4%
    372,800 Xerox Corp.*..............................       4,018,784
                                                       ---------------

Oil & Gas -- 8.2%
     30,200 Anadarko Petroleum Corp...................       1,313,700
     46,250 Apache Corp...............................       3,190,325
    163,200 BP Amoco PLC..............................       6,808,704
     90,500 ChevronTexaco Corp........................       6,594,735
    538,660 ConocoPhillips Inc........................      30,078,774
    697,503 Exxon Mobil Corp..........................      26,295,863
    331,600 Occidental Petroleum Corp.................      11,383,828
     60,300 Pioneer Natural Resources Co.*............       1,529,208
    100,200 Valero Energy Corp........................       3,947,880
                                                       ---------------
                                                            91,143,017
                                                       ---------------

Paper & Forest Products -- 1.5%
      4,500 Georgia Pacific Corp......................         104,265
    216,407 International Paper Co....................       8,775,304
    299,600 MeadWestvaco Corp.........................       7,594,860
                                                       ---------------
                                                            16,474,429
                                                       ---------------

Pharmaceuticals -- 5.6%
    296,930 Abbott Laboratories.......................      11,966,279
     58,100 Johnson & Johnson.........................       2,880,598

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)


Large Capitalization Value Equity Investments
-----------------------------------------------------------------------------

  Shares                        Security                           Value
-----------------------------------------------------------------------------
Pharmaceuticals -- 5.6% (continued)
     12,048 Medco Health Solutions, Inc.*..................... $      321,680
     99,900 Merck & Co. Inc...................................      5,026,968
  1,020,004 Pfizer Inc........................................     30,518,520
    396,100 Schering-Plough Corp..............................      6,016,759
    124,000 Wyeth.............................................      5,313,400
                                                               --------------
                                                                   62,044,204
                                                               --------------
Road & Rail -- 1.8%
    270,400 Burlington Northern Santa Fe Corp.................      7,665,840
    266,700 CSX Corp..........................................      8,609,076
     67,300 Union Pacific Corp................................      4,101,262
                                                               --------------
                                                                   20,376,178
                                                               --------------
Semiconductor Equipment & Products -- 0.5%
    209,000 Intel Corp........................................      5,981,580
                                                               --------------
Software -- 1.1%
    270,000 Cadence Design Systems, Inc.*.....................      3,839,400
    312,700 Microsoft Corp....................................      8,292,804
                                                               --------------
                                                                   12,132,204
                                                               --------------
Specialty Retail -- 0.8%
    502,405 Limited Brands....................................      8,520,789
                                                               --------------
Textiles & Apparel -- 0.1%
     50,100 Jones Apparel Group, Inc..........................      1,547,589
                                                               --------------
Tobacco -- 1.2%
    323,640 Altria Group, Inc.................................     13,340,441
                                                               --------------
Trading Companies & Distributors -- 0.5%
    187,300 Genuine Parts Co..................................      5,997,346
                                                               --------------
Wireless Telecommunication Services -- 0.3%
    746,500 Sprint Corp. -- PCS Group*........................      3,874,335
                                                               --------------
            TOTAL COMMON STOCK
            (Cost -- $993,084,360)............................  1,068,471,135
                                                               --------------
   Face
  Amount
-----------
REPURCHASE AGREEMENTS -- 3.9%
$34,213,000 Merrill Lynch, Pierce, Fenner & Smith Inc.,
             1.010% due 9/2/03; Proceeds at maturity --
             $34,216,839; (Fully collateralized by U.S.
             Treasury Bonds and Notes, 1.500% to 13.875% due
             11/15/03 to 8/15/26; Market value -- $34,897,343)     34,213,000
  9,546,000 State Street Bank and Trust Co., 0.930% due
             9/2/03; Proceeds at maturity -- $9,546,986;
             (Fully collateralized by U.S. Treasury Bonds,
             5.250% due 2/15/29; Market value -- $9,738,925)..      9,546,000
                                                               --------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $43,759,000).     43,759,000
                                                               --------------
            TOTAL INVESTMENTS -- 100.0% (Cost --
            $1,036,843,360**)................................. $1,112,230,135
                                                               ==============

--------
*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is $1,062,860,882.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt


                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
----------------------------------------------------------

  Shares               Security                 Value
----------------------------------------------------------
COMMON STOCK -- 98.2%

Aerospace & Defense -- 0.2%
     21,700 United Technologies Corp...... $     1,741,425
                                           ---------------

Airlines -- 0.9%
    595,550 Southwest Airlines Co.........      10,177,950
                                           ---------------

Automobiles -- 2.0%
    454,031 Harley-Davidson, Inc..........      22,619,824
                                           ---------------

Banks -- 0.1%
     10,130 Silicon Valley Bancshares*....         238,258
     21,100 Sovereign Bancorp, Inc........         415,248
                                           ---------------
                                                   653,506
                                           ---------------

Beverages -- 2.0%
    133,300 Anheuser-Busch Cos., Inc......       6,870,282
    195,622 The Coca-Cola Co..............       8,513,469
     25,850 Coca-Cola Enterprises Inc.....         477,966
    169,490 PepsiCo, Inc..................       7,549,085
                                           ---------------
                                                23,410,802
                                           ---------------

Biotechnology -- 9.0%
    707,600 Amgen Inc.*...................      46,630,840
      9,670 Celgene Corp.*................         372,198
      7,860 Chiron Corp.*.................         399,445
    371,420 Genentech, Inc.*..............      29,490,748
     83,800 Gilead Sciences, Inc.*........       5,589,460
     10,140 IDEC Pharmaceuticals Corp.*...         352,365
      9,630 Invitrogen Corp.*.............         555,362
    565,120 MedImmune, Inc.*..............      19,705,734
      8,560 Neurocrine Biosciences, Inc.*.         458,046
                                           ---------------
                                               103,554,198
                                           ---------------

Chemicals -- 0.3%
     62,000 Air Products & Chemicals, Inc.       2,933,840
     24,290 Ecolab Inc....................         626,439
                                           ---------------
                                                 3,560,279
                                           ---------------

Commercial Services & Supplies -- 1.2%
     11,470 Alliance Data Systems Corp.*..         339,512
     31,840 Allied Waste Industries, Inc.*         352,150
     22,070 The BISYS Group, Inc.*........         404,984
     21,150 Ceridian Corp.*...............         411,156
     15,000 CheckFree Corp.*..............         344,700
     11,580 Cintas Corp...................         462,389
    130,700 First Data Corp...............       5,018,880
     23,590 Fiserv, Inc.*.................         916,472
     18,520 Manpower Inc..................         720,613
     20,760 Monster Worldwide Inc.*.......         567,163
    116,860 Paychex, Inc..................       4,206,960
     17,840 Tetra Tech, Inc.*.............         341,279
                                           ---------------
                                                14,086,258
                                           ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
--------------------------------------------------------------

  Shares                 Security                   Value
--------------------------------------------------------------

Communications Equipment -- 5.4%
     72,230 CIENA Corp.*...................... $       469,495
  1,642,851 Cisco Systems, Inc.*..............      31,460,597
     37,110 Comverse Technology, Inc.*........         611,944
    589,420 Corning, Inc.*....................       4,862,715
    247,090 Juniper Networks, Inc.*...........       4,254,890
    300,620 Nokia Oyj.........................       4,897,100
  1,620,340 Nortel Networks Corp.*............       5,266,105
     23,610 Polycom, Inc. *...................         405,148
    233,030 QUALCOMM Inc......................       9,619,478
      8,890 Scientific-Atlanta, Inc...........         302,260
     67,340 Sonus Networks, Inc.*.............         478,114
                                               ---------------
                                                    62,627,846
                                               ---------------

Computers & Peripherals -- 5.1%
    875,604 Dell Inc.*........................      28,570,959
    235,640 EMC Corp.*........................       3,004,410
  1,190,680 Network Appliance, Inc.*..........      26,683,139
                                               ---------------
                                                    58,258,508
                                               ---------------

Construction & Engineering -- 0.0%
      8,930 Fluor Corp........................         328,981
                                               ---------------

Containers & Packaging -- 0.0%
     49,810 Crown Holdings, Inc.*.............         369,590
                                               ---------------

Diversified Financials -- 6.0%
      6,880 Affiliated Managers Group, Inc.*..         466,464
    108,756 American Express Co...............       4,899,458
     40,010 Ameritrade Holding Corp.*.........         434,909
      8,140 The Bear Stearns Cos., Inc........         569,637
  1,511,495 The Charles Schwab Corp...........      16,414,836
    107,400 Fannie Mae........................       6,958,446
     82,840 The Goldman Sachs Group, Inc......       7,330,512
     18,510 Investors Financial Services Corp.         553,264
      9,180 Legg Mason, Inc...................         659,399
    506,412 MBNA Corp.........................      11,819,656
     73,800 Merrill Lynch & Co., Inc..........       3,968,964
    291,500 Morgan Stanley....................      14,222,285
     35,740 Providian Financial Corp.*........         366,335
                                               ---------------
                                                    68,664,165
                                               ---------------

Electrical Equipment -- 0.1%
     19,750 Molex, Inc........................         581,045
                                               ---------------

Electronic Equipment & Instruments -- 0.3%
    151,100 Flextronics International Ltd.*...       2,038,339
     18,080 Jabil Circuit, Inc.*..............         508,952
     65,790 Sanmina Corp.*....................         590,794
                                               ---------------
                                                     3,138,085
                                               ---------------

Energy Equipment & Services -- 0.3%
     10,070 BJ Services Co.*..................         376,316
     95,200 Halliburton Co....................       2,301,936

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
-------------------------------------------------------------------------

   Shares                      Security                        Value
-------------------------------------------------------------------------

Energy Equipment & Services -- 0.3% (continued)
       8,890 Smith International, Inc.*.................. $       347,510
                                                          ---------------
                                                                3,025,762
                                                          ---------------

Food & Drug Retailing -- 0.9%
     119,850 Rite Aid Corp.*.............................         605,242
     292,223 Walgreen Co.................................       9,517,703
                                                          ---------------
                                                               10,122,945
                                                          ---------------

Food Products -- 0.0%
       8,930 Flowers Foods, Inc..........................         189,048
                                                          ---------------

Gas Utilities -- 0.0%
       8,150 Kinder Morgan, Inc..........................         433,988
                                                          ---------------

Health Care Equipment & Supplies -- 2.5%
      36,340 Alcon, Inc..................................       1,898,765
      15,880 Applera Corp. -- Applied Biosystems Group...         345,549
       5,660 Bio-Rad Laboratories, Inc., Class A Shares*.         289,509
     105,730 Boston Scientific Corp.*....................       6,354,373
       7,270 DENTSPLY International Inc..................         318,062
      13,230 Fisher Scientific International Inc.*.......         518,881
     300,804 Medtronic, Inc..............................      14,913,862
      32,200 St. Jude Medical, Inc.*.....................       1,676,654
      14,460 STERIS Corp.*...............................         338,653
      12,900 Stryker Corp................................         977,820
       9,570 Varian Medical Systems, Inc.*...............         534,484
      13,860 Zimmer Holdings, Inc.*......................         717,116
                                                          ---------------
                                                               28,883,728
                                                          ---------------

Health Care Providers & Services -- 2.4%
      23,140 Aetna Inc...................................       1,318,980
      23,130 Caremark Rx, Inc.*..........................         581,257
      13,580 Community Health Systems Inc. *.............         312,204
       6,420 Coventry Health Care Inc.*..................         301,355
      48,300 Express Scripts, Inc.*......................       3,130,323
      82,200 HCA Inc.....................................       3,122,778
     165,614 Health Management Associates, Inc...........       3,689,880
      14,200 Henry Schein, Inc.*.........................         821,044
      13,010 Mid Atlantic Medical Services, Inc.*........         638,271
      15,020 Omnicare Inc................................         509,178
      16,220 Patterson Dental Co.*.......................         882,206
     133,900 UnitedHealth Group Inc......................       6,618,677
       6,640 Universal Health Services, Inc.*............         330,539
      75,000 WellPoint Health Networks Inc.*.............       5,850,000
                                                          ---------------
                                                               28,106,692
                                                          ---------------

Hotels, Restaurants & Leisure -- 1.1%
     123,320 Carnival Corp...............................       4,265,639
       9,480 The Cheesecake Factory Inc.*................         345,451
      23,840 International Game Technology...............         616,026
      12,300 Leapfrog Enterprises, Inc.*.................         461,250
      92,710 Marriott International, Inc., Class A Shares       3,785,349
      11,350 MGM MIRAGE*.................................         411,551

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
-------------------------------------------------------------------------------

  Shares                         Security                            Value
-------------------------------------------------------------------------------

Hotels, Restaurants & Leisure -- 1.1% (continued)
     16,800 Royal Caribbean Cruises Ltd........................ $       523,320
     66,405 Starbucks Corp.*...................................       1,888,558
     19,180 Starwood Hotels & Resorts Worldwide, Inc...........         648,859
                                                                ---------------
                                                                     12,946,003
                                                                ---------------

Household Products -- 2.4%
    167,726 Colgate Palmolive Co...............................       9,271,893
    206,395 The Procter & Gamble Co............................      18,016,220
                                                                ---------------
                                                                     27,288,113
                                                                ---------------

Industrial Conglomerates -- 1.5%
     25,000 3M Co..............................................       3,561,750
    468,900 General Electric Co................................      13,865,373
                                                                ---------------
                                                                     17,427,123
                                                                ---------------

Insurance -- 6.8%
     27,100 ACE Ltd............................................         872,620
    333,200 AFLAC, Inc.........................................      10,665,732
    440,660 American International Group, Inc..................      26,250,116
     10,000 Axis Capital Holdings Ltd.*........................         245,500
    561,830 The Progressive Corp...............................      39,743,854
     38,900 Willis Group Holdings Ltd..........................       1,127,711
                                                                ---------------
                                                                     78,905,533
                                                                ---------------

Internet & Catalog Retail -- 5.5%
    654,400 Amazon.com, Inc.*..................................      30,390,336
    491,858 eBay Inc.*.........................................      27,239,096
    144,290 InterActiveCorp*...................................       5,340,173
      8,677 Priceline.com Inc.*................................         342,655
                                                                ---------------
                                                                     63,312,260
                                                                ---------------

Internet Software & Services -- 2.2%
     65,770 CNET Networks, Inc.*...............................         553,783
     40,690 DoubleClick Inc.*..................................         458,576
     55,180 VeriSign, Inc.*....................................         826,045
    710,110 Yahoo! Inc.*.......................................      23,717,674
                                                                ---------------
                                                                     25,556,078
                                                                ---------------

IT Consulting & Services -- 0.3%
     63,700 Affiliated Computer Services, Inc., Class A Shares*       3,160,157
     28,710 SunGard Data Systems Inc.*.........................         809,622
                                                                ---------------
                                                                      3,969,779
                                                                ---------------

Leisure Equipment & Products -- 0.0%
     25,510 Marvel Enterprises, Inc.*..........................         558,669
                                                                ---------------

Machinery -- 0.4%
     37,909 Danaher Corp.......................................       2,928,470
     11,890 Navistar International Corp.*......................         531,840
     11,130 Pall Corp..........................................         278,250
     10,000 SPX Corp.*.........................................         493,500
                                                                ---------------
                                                                      4,232,060
                                                                ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
--------------------------------------------------------------------------

  Shares                       Security                         Value
--------------------------------------------------------------------------

Media -- 6.3%
    186,000 AOL Time Warner Inc.*+........................ $     3,042,960
     16,650 Citadel Broadcasting Co.*.....................         367,632
     92,930 Clear Channel Communications, Inc.............       4,193,002
            Comcast Corp.:
    136,280   Class A Shares*.............................       4,054,330
    275,500   Special Class A Shares*.....................       7,813,180
     62,100 Cox Communications, Inc., Class A Shares*.....       2,031,912
     56,500 EchoStar Communications Corp., Class A Shares*       2,084,850
      6,820 Getty Images, Inc.*...........................         278,256
     34,730 The Interpublic Group of Cos., Inc............         526,160
     67,180 Omnicom Group Inc.............................       5,246,758
    248,460 Pixar, Inc.*..................................      18,095,342
     22,530 Univision Communications Inc., Class A Shares*         844,650
    483,480 Viacom Inc., Class B Shares...................      21,756,600
     58,010 Westwood One, Inc.*...........................       1,862,121
                                                           ---------------
                                                                72,197,753
                                                           ---------------

Metals & Mining -- 0.1%
     15,780 Freeport-McMoRan Copper & Gold, Inc...........         473,400
      9,770 Phelps Dodge Corp.*...........................         468,862
                                                           ---------------
                                                                   942,262
                                                           ---------------

Multiline Retail -- 3.7%
     16,080 Dollar Tree Stores, Inc.*.....................         630,818
     11,780 Family Dollar Stores, Inc.....................         472,614
     48,554 Kohl's Corp.*.................................       3,071,040
    658,048 Wal-Mart Stores, Inc..........................      38,936,700
                                                           ---------------
                                                                43,111,172
                                                           ---------------

Multi-Utilities -- 0.1%
     42,000 The AES Corp.*................................         272,160
     51,940 The Williams Cos., Inc........................         474,212
                                                           ---------------
                                                                   746,372
                                                           ---------------

Oil & Gas -- 0.2%
      4,800 Apache Corp...................................         331,104
     31,900 Chesapeake Energy Corp........................         345,796
        181 Cross Timbers Royalty Trust...................           4,035
     18,300 Devon Energy Corp.............................         947,025
     10,780 Pogo Producing Co.............................         495,449
     24,410 XTO Energy Inc................................         512,366
                                                           ---------------
                                                                 2,635,775
                                                           ---------------

Personal Products -- 0.7%
    112,500 Avon Products, Inc............................       7,211,250
     14,270 NBTY, Inc.*...................................         377,442
                                                           ---------------
                                                                 7,588,692
                                                           ---------------

Pharmaceuticals -- 7.5%
     38,570 Allergan, Inc.................................       3,064,772
    185,900 Eli Lilly & Co................................      12,367,927
    142,692 Forest Laboratories, Inc., Class A Shares*....       6,706,524
    190,602 Johnson & Johnson.............................       9,450,047

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
-------------------------------------------------------------------------------

   Shares                         Security                           Value
-------------------------------------------------------------------------------

Pharmaceuticals -- 7.5% (continued)
      10,240 Medicis Pharmaceutical Corp., Class A Shares...... $       625,459
   1,197,548 Pfizer Inc........................................      35,830,636
       8,740 Pharmaceutical Resources, Inc.*...................         488,916
       6,060 Taro Pharmaceutical Industries Ltd.*..............         327,179
      75,800 Teva Pharmaceutical Industries Ltd., Sponsored ADR       4,450,370
       6,260 Watson Pharmaceuticals, Inc.*.....................         257,286
     298,358 Wyeth.............................................      12,784,640
                                                                ---------------
                                                                     86,353,756
                                                                ---------------

Real Estate -- 0.0%
          60 Corrections Corp. of America*.....................           1,380
                                                                ---------------

Semiconductor Equipment & Products -- 13.0%
     171,260 Agere Systems Inc., Class A Shares*...............         517,205
     161,466 Altera Corp.*.....................................       3,623,297
      16,330 Amkor Technology, Inc.............................         287,081
      95,230 Analog Devices, Inc.*.............................       3,904,430
   1,286,650 Applied Materials, Inc.*..........................      27,791,640
      82,730 Applied Micro Circuits Corp.*.....................         480,661
      14,470 Cymer, Inc.*......................................         662,292
      26,590 Cypress Semiconductor Corp.*......................         493,776
      46,520 Integrated Device Technology, Inc.*...............         648,954
   1,609,698 Intel Corp........................................      46,069,557
      19,190 KLA-Tencor Corp.*.................................       1,139,118
      39,610 Lam Research Corp.*...............................       1,018,769
      58,000 Linear Technology Corp............................       2,390,760
      71,420 LSI Logic Corp.*..................................         824,187
     573,100 Maxim Integrated Products, Inc....................      25,737,921
     398,440 Micron Technology, Inc.*..........................       5,721,598
      29,280 National Semiconductor Corp.*.....................         853,219
      17,730 Novellus Systems, Inc.*...........................         708,491
      32,600 PMC-Sierra, Inc.*.................................         464,876
      63,790 RF Micro Devices, Inc.*...........................         562,628
     318,510 Texas Instruments Inc.............................       7,596,464
     573,590 Xilinx, Inc.*.....................................      17,689,516
                                                                ---------------
                                                                    149,186,440
                                                                ---------------

Software -- 5.0%
      19,440 Adobe Systems Inc.................................         754,855
      15,160 Cognos, Inc.*.....................................         464,654
      61,010 Electronic Arts Inc.*.............................       5,475,648
       5,780 Fair Isaac Corp...................................         338,708
      35,500 Intuit Inc.*......................................       1,608,860
      14,160 Macromedia, Inc.*.................................         337,574
      11,810 Mercury Interactive Corp.*........................         518,341
   1,011,805 Microsoft Corp....................................      26,833,069
     101,270 SAP AG, Sponsored ADR.............................       3,032,024
     355,620 Siebel Systems, Inc.*.............................       3,584,650
      57,400 Symantec Corp.*...................................       3,296,482
      11,590 Take-Two Interactive Software, Inc.*..............         345,034
     318,680 VERITAS Software Corp.*...........................      10,988,087
                                                                ---------------
                                                                     57,577,986
                                                                ---------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Large Capitalization Growth Investments
--------------------------------------------------------------------------------------------

  Shares                                Security                                  Value
--------------------------------------------------------------------------------------------

Specialty Retail -- 2.6%
    215,300 Bed, Bath and Beyond Inc.*....................................... $    9,264,359
     90,280 Best Buy Co., Inc.*..............................................      4,695,463
     18,530 Chico's FAS, Inc.*...............................................        602,040
    262,830 The Home Depot, Inc..............................................      8,452,613
     81,100 Lowe's Cos., Inc.................................................      4,449,146
     36,250 Tiffany & Co.....................................................      1,410,850
     32,480 The TJX Cos., Inc................................................        703,517
                                                                              --------------
                                                                                  29,577,988
                                                                              --------------

Textiles & Apparel -- 0.0%
      9,750 Coach, Inc.*.....................................................        565,890
                                                                              --------------

Trading Companies & Distributors -- 0.1%
     17,670 CDW Corp.*.......................................................        911,949
     10,560 Fastenal Co......................................................        426,941
                                                                              --------------
                                                                                   1,338,890
                                                                              --------------

Wireless Telecommunication Services -- 0.0%
     52,790 Sprint Corp. -- PCS Group*.......................................        273,980
                                                                              --------------
            TOTAL COMMON STOCK (Cost -- $937,892,214)........................  1,130,828,579
                                                                              --------------

   Face
  Amount
------------
REPURCHASE AGREEMENTS -- 1.8%
$ 9,802,000 Merrill Lynch, Pierce, Fenner & Smith Inc., 1.010% due 9/2/03;
             Proceeds at maturity -- $9,803,100; (Fully collateralized by
             U.S. Treasury Notes and Bonds, 1.500% to 13.875% due 11/15/03
             to 8/15/26; Market value -- $9,998,040).........................      9,802,000
 11,353,000 State Street Bank and Trust Co., 0.930% due 9/2/03; Proceeds at
             maturity -- $11,354,173; (Fully collateralized by U.S. Treasury
             Notes, 2.000% due 11/30/04; Market value -- $11,581,150)........     11,353,000
                                                                              --------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $21,155,000)................     21,155,000
                                                                              --------------
            TOTAL INVESTMENTS -- 100.0% (Cost -- $959,047,214)............... $1,151,983,579
                                                                              ==============

--------
*  Non-income producing security.
+ Subsequent to the reporting period, the company changed its name to Time Warner Inc.
** Aggregate cost for Federal income tax purposes is $993,960,350.

   Abbreviation used in this schedule:
   ADR -- American Depositary Receipt

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

      Intermediate Fixed Income Investments
      -------------------------------------------------------------------

         Face
        Amount                          Security                Value
      -------------------------------------------------------------------
      U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 29.3%

      U.S. Government Obligations -- 13.6%
                            U.S. Treasury Notes:
      $   255,000             2.000% due 5/15/06 (a)........ $    253,098
          535,000             2.375% due 8/15/06............      533,537
        4,636,960             3.375% due 1/15/07 (a)........    5,024,582
        1,800,000             4.375% due 5/15/07 (a)........    1,893,658
        1,989,505             3.625% due 1/15/08 (a)........    2,191,565
          500,000             3.000% due 2/15/08 (a)........      494,864
        5,915,000             2.625% due 5/15/08 (a)........    5,730,624
        1,920,000             5.625% due 5/15/08 (a)........    2,110,126
        8,330,000             3.250% due 8/15/08 (a)........    8,259,070
          315,000             5.500% due 5/15/09 (a)........      345,503
          510,000             6.000% due 8/15/09 (a)........      571,439
        1,259,764             4.250% due 1/15/10 (a)........    1,442,628
          880,000             6.500% due 2/15/10 (a)........    1,011,691
        3,271,337             3.500% due 1/15/11 (a)........    3,606,139
           10,000             4.875% due 2/15/12............       10,407
          860,000             4.000% due 11/15/12 (a).......      834,133
        1,470,000             4.250% due 8/15/13 (a)........    1,446,573
                            U.S. Treasury Bonds:
          860,000             10.375% due 11/15/12 (a)......    1,102,379
        1,350,000             7.500% due 11/15/16 (a).......    1,683,651
          550,000             8.875% due 8/15/17 (a)........      764,371
        1,000,000             7.875% due 2/15/21 (a)........    1,302,657
        1,000,000             6.750% due 8/15/26 (a)........    1,181,954
                            Stripped Coupon Payment only:
        3,225,000             Zero coupon due 2/15/12 (a)...    2,195,441
          200,000             Zero coupon due 11/15/16......       99,211
        1,400,000             Zero coupon due 5/15/20 (a)...      550,155
                            Stripped Principal Payment only:
        3,100,000             Zero coupon due 8/15/20 (a)...    1,205,261
        1,217,000             Zero coupon due 8/15/28 (a)...      300,794
                                                             ------------
                                                               46,145,511
                                                             ------------

         Face
        Amount    Rating(b)
      ----------- ---------

      U.S. Government Agencies -- 15.7%
                            Fannie Mae, Notes:
          725,000    AAA      1.750% due 6/16/06............      707,944
        2,360,000    AAA      5.250% due 4/15/07 (a)........    2,523,571
        1,400,000    NR       5.750% due 2/15/08 (a)........    1,523,280
          150,000    AAA      6.000% due 5/15/08 (a)........      164,855
        3,000,000    NR       6.625% due 9/15/09 (a)........    3,380,982
        4,570,000    NR       7.250% due 1/15/10 (a)........    5,311,227
        1,750,000    NR       7.125% due 6/15/10 (a)........    2,024,374
          910,000    NR       6.625% due 11/15/10 (a).......    1,025,594
        1,890,000    AAA      4.750% due 2/21/13............    1,821,610
                            Freddie Mac, Notes:
        1,500,000    AAA      4.250% due 3/22/06............    1,524,118
        2,010,000    NR       6.625% due 9/15/09............    2,264,229

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                 Security                                    Value
-----------------------------------------------------------------------------------------------------------

U.S. Government Agencies -- 15.7% (continued)
                      Small Business Administration, Notes:
$ 4,835,485   NR        7.540% due 8/10/09.................................................... $  5,299,177
  5,476,749   NR        8.017% due 2/10/10....................................................    6,086,026
  3,026,047   NR        7.452% due 9/1/10.....................................................    3,297,300
  1,689,569   NR        6.650% due 11/1/15....................................................    1,803,467
  4,607,184   NR        7.190% due 12/1/19....................................................    5,040,119
                        Participation Certificates:
  2,741,291   NR         6.150% due 11/1/13...................................................    2,886,599
    854,575   NR         6.850% due 10/1/15...................................................      916,635
  1,445,054   NR         7.700% due 7/1/16....................................................    1,585,789
  3,811,512   NR         7.590% due 1/1/20....................................................    4,229,882
                                                                                               ------------
                                                                                                 53,416,778
                                                                                               ------------
                      TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                      (Cost -- $98,119,176)...................................................   99,562,289
                                                                                               ------------
CORPORATE BONDS AND NOTES -- 20.9%

Aerospace/Defense -- 0.4%
    375,000   A       General Dynamics Corp., Sr. Notes, 4.500% due 8/15/10...................      371,797
    175,000   BBB     Lockheed Martin Corp., 7.200% due 5/1/36................................      202,339
                      Raytheon Co., Notes:
    450,000   BBB-      6.300% due 3/15/05....................................................      476,704
    325,000   BBB-      6.150% due 11/1/08....................................................      351,492
                                                                                               ------------
                                                                                                  1,402,332
                                                                                               ------------

Airlines -- 0.2%
    421,341   A-      Continental Airlines, Inc., Pass-Through Certificates, 6.900% due 1/2/18      392,143
     76,489   A       Delta Air Lines, Inc., Pass-Through Certificates, 7.379% due 5/18/10....       74,426
    200,000   BBB-    United Air Lines, Inc., Pass-Through Certificates, 6.201% due 9/1/08....      152,166
                                                                                               ------------
                                                                                                    618,735
                                                                                               ------------

Auto Manufacturers -- 0.8%
                      DaimlerChrysler N.A. Holding Corp.:
    700,000   BBB+      6.900% due 9/1/04.....................................................      730,700
    700,000   BBB+      4.750% due 1/15/08....................................................      696,558
  1,375,000   BBB+      4.050% due 6/4/08.....................................................    1,321,130
                                                                                               ------------
                                                                                                  2,748,388
                                                                                               ------------

Banking -- 1.1%
                      Bank of America Corp.:
                        Sr. Notes:
     50,000   A+         3.875% due 1/15/08...................................................       50,197
     50,000   A+         4.875% due 9/15/12...................................................       49,060
    810,000   A         Sub. Notes, 7.800% due 2/15/10........................................      950,616
    200,000   A+      The Bank of New York Co., Inc., Sr. Notes, 3.900% due 9/1/07............      202,538
    325,000   A+      Bank One NA Illinois, Notes, 3.700% due 1/15/08.........................      324,123
    525,000   A       FleetBoston Financial Corp., Sr. Notes, 4.875% due 12/1/06..............      553,075
    125,000   A       HSBC Holdings Plc., Sub. Notes, 5.250% due 12/12/12.....................      124,889
                      Northern Trust Co., Sub. Notes:
    150,000   A+        6.300% due 3/7/11.....................................................      163,029
    275,000   A+        4.600% due 2/1/13.....................................................      262,425
    160,000   A+      U.S. Bancorp, Sr. Notes, 3.950% due 8/23/07.............................      162,579
    750,000   A+      Wells Fargo & Co., Sr. Notes, 5.125% due 2/15/07........................      794,192
                                                                                               ------------
                                                                                                  3,636,723
                                                                                               ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
--------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                               Security                                   Value
--------------------------------------------------------------------------------------------------------

Chemicals -- 0.3%
$   900,000   A-      The Dow Chemical Co., Debentures, 5.970% due 1/15/09................. $    947,655
                                                                                            ------------

Diversified Financial Services -- 7.5%
  1,100,000   AAA     AIG SunAmerica Global Financing II, Sr. Notes, 7.600% due 6/15/05 (c)    1,205,421
    425,000   A       The Bear Stearns Cos., Inc., Notes, 2.875% due 7/2/08................      401,689
  1,000,000   A       Boeing Capital Corp., Sr. Notes, 5.400% due 11/30/09.................    1,017,856
                      Credit Suisse First Boston (USA), Inc., Notes:
    375,000   A+        4.625% due 1/15/08.................................................      384,432
    390,000   A+        6.125% due 11/15/11................................................      410,660
                      Ford Motor Credit Co.:
  2,635,000   BBB       Bonds, 7.375% due 2/1/11...........................................    2,686,005
                        Notes:
    600,000   BBB        2.985% due 10/25/04...............................................      603,963
    495,000   BBB        7.500% due 3/15/05................................................      523,380
     55,000   BBB        6.875% due 2/1/06.................................................       57,798
    230,000   BBB        7.375% due 10/28/09...............................................      237,755
                      General Electric Capital Corp., Notes:
    650,000   Aaa*      3.500% due 8/15/07.................................................      645,612
    960,000   AAA       6.125% due 2/22/11.................................................    1,031,502
    475,000   AAA       5.875% due 2/15/12.................................................      498,396
    340,000   AAA       6.000% due 6/15/12.................................................      359,578
                      General Motors Acceptance Corp.:
                        Notes:
    415,000   BBB        6.750% due 1/15/06................................................      437,854
  2,000,000   BBB        4.500% due 7/15/06 (a)............................................    2,005,288
    185,000   BBB        7.750% due 1/19/10................................................      196,938
    325,000   BBB        7.250% due 3/2/11.................................................      333,638
    450,000   BBB        6.875% due 9/15/11................................................      450,853
    250,000   BBB       Sr. Unsub. Notes, 5.850% due 1/14/09...............................      250,365
                      The Goldman Sachs Group, Inc.:
    190,000   A+        Bonds, 6.875% due 1/15/11..........................................      211,514
                        Notes:
    375,000   A+         6.600% due 1/15/12................................................      408,930
    375,000   A+         5.700% due 9/1/12.................................................      384,918
                      Household Finance Corp., Notes:
    575,000   A         7.200% due 7/15/06.................................................      640,499
    110,000   A         5.750% due 1/30/07.................................................      117,830
    775,000   A         6.375% due 10/15/11................................................      830,855
     25,000   A         7.000% due 5/15/12.................................................       27,804
    175,000   A         6.375% due 11/27/12................................................      186,408
     60,000   A         4.750% due 7/15/13.................................................       56,387
                      J.P. Morgan Chase & Co.:
                        Sr. Notes:
    225,000   A+         5.250% due 5/30/07................................................      238,667
    150,000   A+         3.625% due 5/1/08.................................................      147,821
                        Sub. Notes:
    175,000   A          6.250% due 2/15/11................................................      188,170
    205,000   A          6.625% due 3/15/12................................................      224,401
                      Lehman Brothers Holdings Inc., Notes:
  3,000,000   A         6.625% due 4/1/04..................................................    3,088,554
    460,000   A         6.250% due 5/15/06.................................................      501,295
    545,000   A         7.000% due 2/1/08..................................................      605,992

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
---------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                Security                                   Value
---------------------------------------------------------------------------------------------------------

Diversified Financial Services -- 7.5% (continued)
                      Morgan Stanley:
$   155,000   A+        Bonds, 5.800% due 4/1/07............................................ $    166,556
                        Unsub. Notes:
    100,000   A+         6.100% due 4/15/06.................................................      108,074
    485,000   A+         6.750% due 4/15/11.................................................      535,482
    750,000   AA      Principal Life Global Funding I, Secured Notes, 5.250% due 1/15/13 (c)      748,578
    435,000   A       SLM Corp., Notes, 5.625% due 4/10/07..................................      466,390
  2,000,000   BBB-    UFJ Finance Aruba AEC, Notes, 6.750% due 7/15/13......................    1,983,158
                                                                                             ------------
                                                                                               25,607,266
                                                                                             ------------

Diversified Manufacturing -- 0.2%
                      Tyco International Group S.A.:
    390,000   BBB-      6.375% due 6/15/05..................................................      406,088
     50,000   BBB-      6.375% due 2/15/06..................................................       51,937
    140,000   BBB-      6.125% due 11/1/08..................................................      141,400
     35,000   BBB-      6.750% due 2/15/11..................................................       35,788
                                                                                             ------------
                                                                                                  635,213
                                                                                             ------------

Electric -- 1.9%
    225,000   BBB     CenterPoint Energy Houston Electric LLC, 5.700% due 3/15/13 (c).......      227,716
    225,000   A-      Detroit Edison Co., First Mortgage, 5.050% due 10/1/05................      237,199
                      Dominion Resources Inc.:
    450,000   BBB+      Notes, 4.125% due 2/15/08...........................................      450,172
    175,000   BBB+      Sr. Notes, 5.125% due 12/15/09......................................      178,116
    425,000   BBB     DTE Energy Co., Sr. Notes, 6.000% due 6/1/04..........................      437,070
    300,000   A-      Duke Energy Corp., First Mortgage, 4.500% due 4/1/10 (a)..............      297,667
  1,000,000   A       Florida Power & Light Co., First Mortgage, 6.000% due 6/1/08..........    1,086,985
    275,000   BBB     Oncor Electric Delivery Co., Secured, 6.375% due 1/15/15 (c)..........      290,701
    550,000   A       Peco Energy Co., First Mortgage, 5.950% due 11/1/11...................      583,221
    155,000   BBB-    Progress Energy Inc., Sr. Notes, 6.750% due 3/1/06....................      168,186
    800,000   BBB     PSEG Power LLC, 7.750% due 4/15/11....................................      908,335
  1,500,000   BBB     TXU Energy Co., Notes, 7.000% due 3/15/13 (c).........................    1,544,678
                                                                                             ------------
                                                                                                6,410,046
                                                                                             ------------

Food -- 0.7%
    695,000   BBB+    General Mills Inc., Notes, 5.125% due 2/15/07.........................      743,075
    150,000   BBB     Kellogg Co., Notes, 6.600% due 4/1/11.................................      166,507
                      Kraft Foods Inc., Notes:
    540,000   BBB+      4.625% due 11/1/06..................................................      553,982
    450,000   BBB+      5.625% due 11/1/11..................................................      453,180
    250,000   BBB     Kroger Co., 6.800% due 4/1/11 (a).....................................      273,688
    260,000   A-      Nabisco Inc., Notes, 6.850% due 6/15/05...............................      275,768
                                                                                             ------------
                                                                                                2,466,200
                                                                                             ------------

Forestry -- 0.1%
                      Weyerhaeuser Co.:
    150,000   BBB       Debentures, 7.125% due 7/15/23......................................      154,672
    200,000   BBB       Notes, 5.500% due 3/15/05...........................................      209,310
                                                                                             ------------
                                                                                                  363,982
                                                                                             ------------

Household Products -- 0.0%
    150,000   A       Avery Dennison Corp., Notes, 4.875% due 1/15/13.......................      147,229
                                                                                             ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
---------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                Security                                   Value
---------------------------------------------------------------------------------------------------------

Insurance -- 0.5%
                      AIG SunAmerica Global Financing, Notes:
$   300,000   AAA       5.100% due 1/17/07 (c).............................................. $    320,296
    425,000   AAA       5.300% due 5/30/07 (c)..............................................      453,627
    325,000   AA      Allstate Financial Global Funding, Sr. Notes, 1.298% due 6/21/06 (c)..      325,965
    300,000   BBB-    Fund America Cos. Inc., Notes, 5.875% due 5/15/13.....................      294,366
    100,000   A       MetLife Inc., Sr. Notes, 6.125% due 12/1/11...........................      105,988
    300,000   A+      Prudential Insurance Co. of America, Sr. Notes, 6.375% due 7/23/06 (c)      328,732
                                                                                             ------------
                                                                                                1,828,974
                                                                                             ------------

Media -- 1.0%
                      AOL Time Warner Inc. (d):
     90,000   BBB+      6.125% due 4/15/06..................................................       96,309
    150,000   BBB+      6.875% due 5/1/12...................................................      163,352
    276,000   BBB     Comcast Cable Communications Holdings Inc., 8.375% due 3/15/13........      328,495
    295,000   BBB     Comcast Corp., 5.500% due 3/15/11.....................................      298,728
    200,000   BBB     Cox Enterprises Inc., Notes, 4.375% due 5/1/08 (c)....................      199,487
    735,000   BBB     Lenfest Communications, Inc., Sr. Notes, 8.375% due 11/1/05...........      817,609
                      Time Warner Inc.:
                        Debentures:
    200,000   BBB+       7.250% due 10/15/17................................................      217,103
    125,000   BBB+       7.570% due 2/1/24..................................................      134,558
                        Notes:
  1,000,000   BBB+       7.975% due 8/15/04 (a).............................................    1,050,150
    110,000   BBB+       8.110% due 8/15/06.................................................      123,680
                                                                                             ------------
                                                                                                3,429,471
                                                                                             ------------

Multi-National -- 0.7%
    700,000   AAA     European Investment Bank, Notes, 5.625% due 1/24/06 (a)...............      752,782
                      International Bank for Reconstruction & Development, Notes:
    725,000   AAA       6.015% due 6/21/04..................................................      752,112
    900,000   AAA       5.000% due 3/28/06..................................................      960,613
                                                                                             ------------
                                                                                                2,465,507
                                                                                             ------------

Oil & Gas Producers -- 0.7%
    755,000   AA+     Atlantic Richfield Co., Debentures, 9.125% due 3/1/11.................      948,314
    180,000   A-      ConocoPhillips, Notes, 8.500% due 5/25/05.............................      199,464
    670,000   BBB+    Norcen Energy Resources Ltd., Debentures, 7.375% due 5/15/06..........      728,076
    125,000   BBB+    Occidental Petroleum Corp., Sr. Notes, 6.750% due 1/15/12 (a).........      139,296
    240,000   BBB-    Ocean Energy Inc., 4.375% due 10/1/07.................................      242,941
                                                                                             ------------
                                                                                                2,258,091
                                                                                             ------------

Pharmaceuticals -- 1.0%
    185,000   AA-     Bristol-Myers Squibb & Co., Notes, 5.750% due 10/1/11.................      194,055
  2,825,000   AAA     Merck & Co. Inc., Notes, 5.760% due 5/3/37............................    3,072,334
                                                                                             ------------
                                                                                                3,266,389
                                                                                             ------------

Real Estate Investment Trusts -- 0.7%
    325,000   BBB+    Archstone Smith Trust, Notes, 3.000% due 6/15/08......................      308,326
    225,000   BBB+    Avalonbay Communities Inc., Notes, MTN Series, 5.000% due 8/1/07......      233,206
                      EOP Operating L.P.:
    950,000   BBB+      Notes, 7.375% due 11/15/03..........................................      960,732
    175,000   BBB+      Sr. Notes, 7.000% due 7/15/11.......................................      193,097

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(b)                                        Security                                           Value
-------------------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts -- 0.7% (continued)
$   650,000   BBB+    ERP Operating LP, Notes, 6.625% due 3/15/12 (a)....................................... $    706,516
                                                                                                             ------------
                                                                                                                2,401,877
                                                                                                             ------------

Retail -- 0.3%
                      Sears Roebuck Acceptance Corp.:
                        Notes:
    275,000   BBB        6.700% due 11/15/06................................................................      302,087
    165,000   BBB        6.750% due 8/15/11.................................................................      180,041
    100,000   BBB       Unsub. Notes, 6.250% due 5/1/09.....................................................      106,627
    425,000   AA      Wal-Mart Stores Inc., Sr. Notes, 6.875% due 8/10/09...................................      483,807
                                                                                                             ------------
                                                                                                                1,072,562
                                                                                                             ------------

Savings & Loans -- 0.1%
    335,000   AAA     US Central Credit Union, Notes, 2.750% due 5/30/08....................................      319,938
                                                                                                             ------------

Telecommunications -- 2.3%
    225,000   A+      Ameritech Capital Funding Corp., 6.250% due 5/18/09...................................      240,143
                      AT&T Corp.:
     27,000   BBB       Notes, 6.000% due 3/15/09...........................................................       28,052
  1,000,000   BBB       Sr. Notes, 8.500% due 11/15/31......................................................    1,132,104
    175,000   A+      BellSouth Capital Funding Corp., Debentures, 6.040% due 11/15/26......................      190,531
  2,500,000   A-      British Telecom PLC, Notes, 2.414% due 12/15/03.......................................    2,507,713
                      Deutsche Telekom International Finance BV:
    650,000   BBB+      8.250% due 6/15/05..................................................................      712,989
     30,000   BBB+      8.500% due 6/15/10..................................................................       35,360
    300,000   A+      GTE California Inc., Series H, Debentures, 7.650% due 3/15/07.........................      342,407
  1,200,000   BBB     PCCW HKTC Capital Ltd., 6.000% due 7/15/13 (c)........................................    1,149,962
    270,000   CCC+    Qwest Communications International Inc., Sr. Notes, 7.500% due 11/1/08 (a)............      254,475
     75,000   A+      SBC Communications, Inc., Notes, 6.250% due 3/15/11...................................       81,193
    130,000   A+      Verizon Global Funding Corp., Notes, 7.250% due 12/1/10...............................      147,541
    715,000   A+      Verizon New Jersey Inc., Debentures, 5.875% due 1/17/12...............................      748,648
                      WorldCom, Inc., Notes:
    270,000   NR        7.375% due 1/15/06 (c)(e)...........................................................       80,325
    500,000   NR        8.250% due 5/15/10 (e)..............................................................      148,750
                                                                                                             ------------
                                                                                                                7,800,193
                                                                                                             ------------

Transportation -- 0.4%
                      Burlington Northern Santa Fe Corp., Notes:
    300,000   BBB+      7.875% due 4/15/07..................................................................      345,235
    200,000   BBB+      5.900% due 7/1/12...................................................................      209,575
    577,395   A+      FedEx Corp., Pass-Through Certificates, 6.720% due 1/15/22............................      630,397
                                                                                                             ------------
                                                                                                                1,185,207
                                                                                                             ------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $69,639,105).................................................................   71,011,978
                                                                                                             ------------
MUNICIPAL BOND INVESTMENTS -- 0.2%
    375,000   BBB+    California State Department of Water Resources, Power Supply System Revenue, Series E,
                       3.585% due 5/1/04....................................................................      378,368
    600,000   AAA     Oregon School Boards Association, zero coupon due 6/30/09.............................      467,820
                                                                                                             ------------
                      TOTAL MUNICIPAL BOND INVESTMENTS
                      (Cost -- $846,782)....................................................................      846,188
                                                                                                             ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
---------------------------------------------------------------------------------------

   Face
  Amount                               Security                               Value
---------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 38.3%

Federal Home Loan Mortgage Corp. (FHLMC) -- 6.3%
            FHLMC Gold:
$ 5,000,000   5.500% due 9/18/03 (f)(g)................................... $  5,103,125
    195,008   6.000% due 3/1/16 - 5/1/16..................................      201,793
    586,352   5.500% due 4/1/17...........................................      599,033
  3,000,300   4.500% due 6/1/18...........................................    2,948,580
 12,107,882   6.500% due 7/1/14 - 3/1/33..................................   12,547,073
                                                                           ------------
                                                                             21,399,604
                                                                           ------------

Federal National Mortgage Association (FNMA) -- 17.8%
            FNMA:
  8,000,000   6.000% due 9/18/03 (f)(g)...................................    8,290,000
  2,500,000   6.500% due 11/13/03 (f)(g)..................................    2,572,655
  3,000,000   5.500% due 11/18/03 (f)(g)..................................    3,042,186
  1,769,405   6.225% due 7/1/08...........................................    1,917,769
  7,114,741   6.000% due 3/1/11 - 11/1/17.................................    7,378,803
  6,327,924   5.500% due 8/1/15 - 9/1/18..................................    6,480,235
 11,500,870   4.000% due 8/1/18 - 9/1/18..................................   11,015,576
    575,845   7.000% due 9/1/26...........................................      609,372
    220,515   7.173% due 1/1/30...........................................      224,561
    381,704   6.807% due 3/1/30...........................................      387,581
 14,151,066   6.500% due 5/1/08 - 8/1/32..................................   14,690,402
  2,999,850   5.000% due 8/1/33...........................................    2,907,469
  1,102,543   6.340% due 4/1/40...........................................    1,138,779
                                                                           ------------
                                                                             60,655,388
                                                                           ------------

Government National Mortgage Association (GNMA) -- 3.4%
            GNMA I:
  8,000,000   4.500% due 9/22/03 (f)(g)...................................    7,457,504
    130,972   8.000% due 7/15/30..........................................      140,844
    313,323   9.000% due 7/15/30 - 9/15/30................................      340,487
    470,284   8.500% due 4/15/30 - 11/15/30...............................      507,636
  1,290,601   6.500% due 6/15/08 - 11/15/31...............................    1,365,343
            GNMA II:
    584,105   4.375% due 2/20/26..........................................      599,805
    375,179   5.625% due 10/20/27.........................................      385,985
     21,782   8.000% due 3/20/30..........................................       23,263
    559,450   4.000% due 5/20/30..........................................      566,679
                                                                           ------------
                                                                             11,387,546
                                                                           ------------

Collateralized Mortgage Obligation (CMO) -- 10.8%
            Bear Stearns Adjustable Rate Mortgage Trust:
    767,073   5.794% due 8/25/32..........................................      780,715
    909,781   6.048% due 10/25/32.........................................      907,484
    551,378   5.663% due 2/25/33..........................................      544,488
    627,386 Capco America Securitization Corp., 5.860% due 10/15/30.......      667,498
    137,028 Capital Asset Research Funding L.P., 5.905% due 12/15/05 (c)..      135,808
  1,000,000 Capital Auto Receivables Asset Trust, 3.580% due 10/16/06.....    1,026,063
  2,000,000 Chase Commercial Mortgage Securities Corp., 7.370% due 6/19/29    2,226,578
    195,108 CS First Boston Mortgage Securities Corp., 6.500% due 4/25/16.      203,775

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
----------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                 Security                                      Value
----------------------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligation (CMO) -- 10.8% (continued)
                       Fannie Mae:
$ 1,500,000              5.000% due 3/25/17........................................................ $  1,560,000
  2,427,672              7.000% due 4/25/24........................................................    2,546,534
    514,850              1.560% due 10/25/30.......................................................      519,534
  2,314,058              6.500% due 5/25/31........................................................    2,412,874
    876,789              1.510% due 5/18/32........................................................      880,393
                       Fannie Mae Grantor Trust:
  1,025,356              5.705% due 1/25/28........................................................    1,071,820
    502,107              3.310% due 2/25/32........................................................      491,674
                       Freddie Mac:
  3,000,000              6.500% due 8/15/17........................................................    3,104,131
    707,758              6.500% due 2/15/30........................................................      725,792
    441,706            G-Wing Ltd., 3.770% due 11/16/11 (c)........................................      440,602
                       Government National Mortgage Association (GNMA):
    450,665              8.000% due 12/20/14.......................................................      454,138
    823,023              1.653% due 12/16/25.......................................................      829,878
    740,105              1.510% due 3/16/32........................................................      743,156
    675,000            Green Tree Financial Corp., 6.970% due 5/1/31...............................      685,378
    300,000            GS Mortgage Securities Corp. II, 6.624% due 5/3/18 (c)......................      326,203
  1,325,000            Honda Auto Receivables Owner Trust, 4.490% due 9/17/07......................    1,380,654
    851,606            LB Commercial Conduit Mortgage Trust, 7.105% due 10/15/32...................      925,640
    878,777            LB-UBS Commercial Mortgage Trust, 6.410% due 12/15/19.......................      953,204
    825,000            MBNA Master Credit Card Trust USA, 7.800% due 10/15/12......................      970,862
  1,135,000            Merrill Lynch Mortgage Investors, Inc., 6.540% due 12/10/29.................    1,244,852
    700,000            Nissan Auto Receivables Owner Trust, 5.350% due 10/15/06....................      719,142
     80,033            Residential Funding Mortgage Securities, Inc., 7.000% due 10/25/27..........       80,017
    372,856            Ryland Mortgage Securities Corp., 4.584% due 10/25/31.......................      366,366
  2,451,010            Small Business Administration Participation Certificates, 5.080% due 11/1/22    2,404,448
                       Structured Asset Securities Corp.:
    804,240              3.357% due 4/25/31 (c)....................................................      758,334
    133,517              5.800% due 9/25/31........................................................      134,913
    487,515              6.150% due 7/25/32........................................................      496,827
  1,340,209            United Mortgage Securities Corp., 4.186% due 6/25/32........................    1,337,059
                       Washington Mutual, Inc.:
    901,562              6.140% due 10/19/39.......................................................      908,774
    742,084              MSC Mortgage Pass-Through Certificates, 6.298% due 7/25/32................      747,129
                                                                                                    ------------
                                                                                                      36,712,737
                                                                                                    ------------
                       TOTAL MORTGAGE-BACKED SECURITIES
                       (Cost -- $129,260,549)......................................................  130,155,275
                                                                                                    ------------

   Face
  Amount    Ratings(c)
----------- ----------
SOVEREIGN BONDS -- 2.6%
  1,670,000    AAA     Federal Republic of Germany 4.500% due 8/17/07..............................    1,913,814
 22,050,000    AAA     Kingdom of Sweden, 3.500% due 4/20/06.......................................    2,628,034
  1,500,000    BBB     South Africa, Notes, 7.375% due 4/25/12.....................................    1,642,500
                       United Mexican States, Notes:
    125,000    BBB-      4.625% due 10/8/08........................................................      124,094
    800,000    BBB-      8.375% due 1/14/11........................................................      924,000
  1,500,000    BBB-      6.375% due 1/16/13........................................................    1,515,000
                                                                                                    ------------
                       TOTAL SOVEREIGN BONDS
                       (Cost -- $8,719,372)........................................................    8,747,442
                                                                                                    ------------
                       SUB-TOTAL INVESTMENTS
                       (Cost -- $306,584,984)......................................................  310,323,172
                                                                                                    ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------

   Face
  Amount                                    Security                                    Value
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.7%
COMMERCIAL PAPER -- 7.3%
$10,000,000   Federal Home Loan Mortgage Corp. (FHLMC), zero coupon due 9/12/03..... $  9,997,360
              Federal National Mortgage Association (FNMA):
  1,200,000    1.055% due 11/19/03..................................................    1,197,222
  7,000,000    1.080% due 11/26/03..................................................    6,981,940
  4,400,000    1.060% due 12/15/03..................................................    4,386,397
  1,100,000    1.135% due 2/25/04...................................................    1,093,861
  1,100,000   Kraft Foods Inc., 2.080% due 2/27/04..................................    1,100,000
                                                                                     ------------
              TOTAL COMMERCIAL PAPER (Cost -- $24,756,518)..........................   24,756,780
                                                                                     ------------
U.S. TREASURY BILLS -- 0.5%
              U.S. Treasury Bills:
    970,000    Due 9/25/03..........................................................      969,379
    485,000    Due 11/20/03.........................................................      483,944
     10,000    Due 12/4/03 (h)......................................................        9,975
    380,000    Due 12/18/03 (h).....................................................      378,928
                                                                                     ------------
              TOTAL U.S. TREASURY BILLS (Cost -- $1,842,226)........................    1,842,226
                                                                                     ------------
REPURCHASE AGREEMENTS -- 0.9%
  1,720,000   Merrill Lynch & Co., Inc., 1.010% due 9/2/03; Proceeds at maturity --
               $1,720,193; (Fully collateralized by U.S. Treasury Notes and Bonds,
               1.500% to 13.875% due 11/15/03 to 8/15/26; Market value --
               $1,754,400)..........................................................    1,720,000
  1,216,000   State Street Bank and Trust Co., 0.930% due 9/2/03; Proceeds at
               maturity -- $1,216,126; (Fully collateralized by U.S. Treasury
               Bonds, 7.875% due 2/15/21; Market value -- $1,243,888)...............    1,216,000
                                                                                     ------------
              TOTAL REPURCHASE AGREEMENTS (Cost -- $2,936,000)......................    2,936,000
                                                                                     ------------
              TOTAL SHORT-TERM INVESTMENTS (Cost -- $29,534,744)....................   29,535,006
                                                                                     ------------
              TOTAL INVESTMENTS -- 100.0% (Cost -- $336,119,728**).................. $339,858,178
                                                                                     ============

--------
(a) All or a portion of this security is on loan (See Note 11).
(b) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Subsequent to the reporting period, the company changed its name to Time Warner Inc.
(e) Security is currently in default.
(f) Security is traded on a "to-be-announced" basis (See Note 9).
(g) All or a portion of this security is segregated for open futures contracts and/or to-be-announced securities.
(h) All or a portion of this security is held as collateral for open futures contracts commitments.
** Aggregate cost for Federal income tax purposes is $336,618,010.

   See page 84 for definitions of ratings and certain abbreviations.

                      See Notes to Financial Statements.

          Loaned Securities Collateral
          August 31, 2003


Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------------------

   Face
  Amount                                          Security                                           Value
-------------------------------------------------------------------------------------------------------------
$45,242,496 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $45,242,496) $45,242,496
                                                                                                  ===========


          Schedule of Options Written
          August 31, 2003


Intermediate Fixed Income Investments
-----------------------------------------------------------------------------------

Contracts                 Security                 Expiration Strike Price  Value
-----------------------------------------------------------------------------------
 120,000  FNMA Put (Premiums received -- $154,688)   10/03       $98.31    $(2,846)
                                                                           =======


                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Long-Term Bond Investments
--------------------------------------------------------------------------------------------

   Face
  Amount                                      Security                              Value
--------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 43.0%

U.S. Government Obligations -- 36.8%
                     U.S. Treasury Bonds:
$4,000,000             8.125% due 8/15/19 (a)(b)................................ $ 5,291,720
   210,000             8.000% due 11/15/21 (b)..................................     277,635
   250,000             6.000% due 2/15/26.......................................     270,449
   370,000             5.500% due 8/15/28.......................................     376,533
   300,000             5.250% due 11/15/28......................................     294,996
   305,000             5.375% due 2/15/31 (b)...................................     311,648
                       Stripped Principal Payment only:
 2,730,000              Zero coupon due 5/15/14.................................   1,603,954
   230,000              Zero coupon due 8/15/26 (b).............................      62,600
                                                                                 -----------
                                                                                   8,489,535
                                                                                 -----------

   Face
  Amount   Rating(c)
---------- ---------

U.S. Government Agencies -- 6.2%
                     Freddie Mac:
   910,000   AAA       Bonds, 6.750% due 3/15/31................................   1,019,332
   400,000   AAA       Notes, 6.250% due 7/15/32 (a)............................     420,699
                                                                                 -----------
                                                                                   1,440,031
                                                                                 -----------
                     TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                     (Cost -- $10,180,674)......................................   9,929,566
                                                                                 -----------
CORPORATE BONDS AND NOTES -- 46.7%

Aerospace/Defense -- 0.7%
    50,000   A       The Boeing Co., Debentures, 7.250% due 6/15/25.............      53,932
    60,000   BBB     Lockheed Martin Corp., Bonds, 8.500% due 12/1/29...........      76,412
    40,000   BBB-    Raytheon Co., Debentures, 7.000% due 11/1/28...............      42,175
                                                                                 -----------
                                                                                     172,519
                                                                                 -----------

Agriculture -- 0.9%
   170,000   BBB     Altria Group Inc., Debentures, 7.750% due 1/15/27..........     160,786
    50,000   BB+     R.J. Reynolds Tobacco Holdings, Inc., 7.250% due 6/1/12....      41,312
                                                                                 -----------
                                                                                     202,098
                                                                                 -----------

Auto Manufacturers -- 2.1%
   200,000   BBB+    DaimlerChrysler N.A. Holding Corp., 8.500% due 1/18/31.....     225,504
   280,000   BBB     Ford Motor Co., Notes, 7.450% due 7/16/31..................     249,445
                                                                                 -----------
                                                                                     474,949
                                                                                 -----------

Auto Parts & Equipment -- 0.3%
    60,000   BBB     TRW Inc., Debentures, 7.750% due 6/1/29....................      70,509
                                                                                 -----------

Banks -- 3.8%
   130,000   A       Bank of America Corp., Sub. Notes, 7.250% due 10/15/25.....     144,346
   300,000   A-      Bank One Corp., Sub. Debentures, 8.000% due 4/29/27........     359,516
    80,000   A-      Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (d)      94,676
   230,000   A-      Wachovia Corp., Sub. Debentures, 7.500% due 4/15/35........     271,313
                                                                                 -----------
                                                                                     869,851
                                                                                 -----------

Beverages -- 2.7%
   280,000   A+      Anheuser-Busch Cos., Inc., Debentures, 6.500% due 2/1/43...     298,156
   300,000   A-      Pepsi Bottling Group, Inc., Sr. Notes, 7.000% due 3/1/29...     334,483
                                                                                 -----------
                                                                                     632,639
                                                                                 -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Long-Term Bond Investments
------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                            Security                               Value
------------------------------------------------------------------------------------------------

Chemicals -- 0.1%
$   20,000   A-      The Dow Chemical Co., Debentures, 7.375% due 11/1/29.......... $     21,614
                                                                                    ------------

Computers -- 1.0%
    50,000   BBB     Electronic Data Systems Corp., Notes, 7.450% due 10/15/29.....       46,653
                     International Business Machines Corp., Debentures:
    20,000   A+        6.500% due 1/15/28..........................................       20,941
   150,000   A+        7.000% due 10/30/45.........................................      165,070
                                                                                    ------------
                                                                                         232,664
                                                                                    ------------

Diversified Financial Services -- 5.9%
   170,000   A       Bear Stearns & Co. Inc., Notes, 4.650% due 7/2/18.............      149,034
    30,000   A+      Credit Suisse First Boston USA Inc., Notes, 6.500% due 1/15/12       32,325
   280,000   AAA     General Electric Capital Corp., Notes, 6.750% due 3/15/32.....      300,283
   190,000   BBB     General Motors Acceptance Corp., Notes, 7.250% due 3/2/11.....      195,050
   270,000   A+      The Goldman Sachs Group, Inc., Notes, 6.125% due 2/15/33......      262,300
   100,000   A       Household Finance Corp., Bonds, 7.350% due 11/27/32...........      112,151
   100,000   A       J.P. Morgan Chase & Co., Sub. Notes, 5.750% due 1/2/13........      102,933
    30,000   A+      Merrill Lynch & Co., Inc., Notes, 6.750% due 6/1/28...........       31,667
   150,000   A+      Morgan Stanley, Notes, 7.250% due 4/1/32......................      168,009
                                                                                    ------------
                                                                                       1,353,752
                                                                                    ------------

Electric -- 2.8%
   100,000   A-      Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33.....       96,888
    30,000   A-      Detroit Edison Co., Secured Notes, 6.350% due 10/15/32........       30,418
   160,000   BBB+    Dominion Resources, Inc., Sr. Notes, 6.750% due 12/15/32......      164,187
    40,000   BBB     DTE Energy Co., Sr. Notes, 6.375% due 4/15/33.................       36,672
   210,000   BBB-    FirstEnergy Corp., Notes, 7.375% due 11/15/31.................      199,229
                     OnCor Electric Delivery Co.:
    20,000   BBB-      Debentures, 7.000% due 9/1/22...............................       20,959
    80,000   BBB       Secured Notes, 7.250% due 1/15/33 (d).......................       87,755
                                                                                    ------------
                                                                                         636,108
                                                                                    ------------

Environmental Control -- 1.2%
                     Waste Management Inc.:
    50,000   BBB       Bonds, 7.750% due 5/15/32...................................       56,611
    50,000   BBB       Notes, 7.100% due 8/1/26....................................       51,742
                       Sr. Notes:
    20,000   BBB        7.375% due 8/1/10..........................................       22,491
   150,000   BBB        7.000% due 7/15/28.........................................      155,302
                                                                                    ------------
                                                                                         286,146
                                                                                    ------------

Food -- 1.2%
    70,000   A+      Archer-Daniels-Midland Co., Debentures, 7.000% due 2/1/31.....       78,181
    20,000   BBB     Kellogg Co., Debentures, 7.450% due 4/1/31....................       23,267
   180,000   BBB+    Kraft Foods Inc., Bonds, 6.500% due 11/1/31...................      177,577
                                                                                    ------------
                                                                                         279,025
                                                                                    ------------

Forest Products & Paper -- 0.9%
    70,000   BBB     MeadWestvaco Corp., 6.800% due 11/15/32.......................       69,946
   130,000   BBB     Weyerhaeuser Co., Debentures, 7.375% due 3/15/32..............      136,973
                                                                                    ------------
                                                                                         206,919
                                                                                    ------------

Healthcare - Services -- 0.4%
                     Tenet Healthcare Corp.:
    50,000   BB        Notes, 7.375% due 2/1/13....................................       49,375
    50,000   BB        Sr. Notes, 6.375% due 12/1/11...............................       46,750
                                                                                    ------------
                                                                                          96,125
                                                                                    ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Long-Term Bond Investments
------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                               Security                                   Value
------------------------------------------------------------------------------------------------------

Insurance -- 2.2%
$  500,000   A       Loews Corp., Sr. Notes, 7.625% due 6/1/23............................ $   520,513
                                                                                           -----------

Media -- 5.6%
   290,000   BBB+    AOL Time Warner Inc., 7.700% due 5/1/32 (e)..........................     319,276
   200,000   BBB     Comcast Corp., 7.050% due 3/15/33....................................     208,499
   100,000   BBB     Cox Communications Inc., Debentures, 6.800% due 8/1/28...............     101,256
    80,000   BBB-    Liberty Media Corp., Debentures, 8.250% due 2/1/30 (a)...............      87,366
   300,000   BBB-    News America Holdings, 8.150% due 10/17/36...........................     346,152
   100,000   BBB     TCI Communications Inc., Sr. Notes, 7.125% due 2/15/28...............     102,934
   100,000   A-      Viacom Inc., 7.875% due 7/30/30......................................     118,733
                                                                                           -----------
                                                                                             1,284,216
                                                                                           -----------

Miscellaneous Manufacturer -- 1.3%
   310,000   BBB-    Tyco International Group S.A., 6.875% due 1/15/29....................     290,547
                                                                                           -----------

Oil & Gas -- 2.9%
   200,000   BBB+    Anadarko Finance Co., 7.500% due 5/1/31..............................     231,073
    80,000   A-      Conoco Funding Co., 7.250% due 10/15/31..............................      91,754
   110,000   A-      ConocoPhillips, Sr. Notes, 6.950% due 4/15/29........................     121,039
   100,000   BBB     Devon Energy Corp., Debentures, 7.950% due 4/15/32...................     117,180
   130,000   BBB+    Michigan Consolidated Gas, First Mortgage, 5.700% due 3/15/33........     120,743
                                                                                           -----------
                                                                                               681,789
                                                                                           -----------

Pharmaceuticals -- 0.9%
   130,000   AA      Eli Lilly & Co., Notes, 7.125% due 6/1/25............................     151,966
    50,000   AAA     Merck & Co., Inc., Debentures, 5.950% due 12/1/28....................      50,617
                                                                                           -----------
                                                                                               202,583
                                                                                           -----------

Pipelines -- 2.1%
    70,000   CCC+    Dynegy Holdings Inc., Sr. Notes, 8.750% due 2/15/12 (a)..............      59,850
                     El Paso Corp., Sr. Notes:
   150,000   B         7.800% due 8/1/31..................................................     114,750
    50,000   B         7.750% due 1/15/32 (a).............................................      38,250
    20,000   B+      Southern Natural Gas Co., Notes, 8.000% due 3/1/32...................      19,600
   110,000   BBB+    Texas Eastern Transmission, L.P., Sr. Notes, 7.000% due 7/15/32......     114,828
   150,000   B+      The Williams Cos., Inc., Debentures, 7.500% due 1/15/31..............     129,750
                                                                                           -----------
                                                                                               477,028
                                                                                           -----------

Retail -- 0.4%
                     Target Corp., Debentures:
    80,000   A+        7.000% due 7/15/31.................................................      87,835
    10,000   A+        6.350% due 11/1/32.................................................      10,153
                                                                                           -----------
                                                                                                97,988
                                                                                           -----------

Savings & Loans -- 0.5%
   120,000   BBB+    Washington Mutual Bank FA, Sub. Notes, 5.500% due 1/15/13............     120,787
                                                                                           -----------

Telecommunications -- 6.3%
    90,000   BBB     AT&T Corp., Sr. Notes, 8.500% due 11/15/31...........................     101,889
    50,000   BBB     AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31............      59,449
   200,000   A+      BellSouth Corp., Notes, 6.875% due 10/15/31..........................     216,520
    60,000   A-      British Telecom PLC, Bonds, 8.875% due 12/15/30......................      75,371
   130,000   BBB+    Deutsche Telekom International Finance B.V., Bonds, 9.250% due 6/1/32     167,413
    60,000   BBB     France Telecom, Notes, 9.750% due 3/1/31.............................      77,602
   300,000   A+      New York Telephone Co., Debentures, 6.700% due 11/1/23...............     306,520
   150,000   CCC+    Qwest Capital Funding Inc., 7.750% due 2/15/31.......................     120,750
   220,000   BBB-    Sprint Capital Corp., 8.750% due 3/15/32.............................     250,822
   250,000   NR      WorldCom Inc. -- WorldCom Group, Bonds, 8.250% due 5/15/31 (f).......      74,375
                                                                                           -----------
                                                                                             1,450,711
                                                                                           -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

   Long-Term Bond Investments
   -------------------------------------------------------------------------

      Face
     Amount   Rating(c)                Security                     Value
   -------------------------------------------------------------------------

   Transportation -- 0.5%
   $   70,000   BBB     Norfolk Southern Corp., Sr. Notes,
                         7.250% due 2/15/31..................... $    77,065
       40,000   BBB     Union Pacific Corp., Debentures, 6.625%
                         due 2/1/29.............................      41,593
                                                                 -----------
                                                                     118,658
                                                                 -----------
                        TOTAL CORPORATE BONDS AND NOTES.........
                        (Cost -- $10,730,278)...................  10,779,738
                                                                 -----------
   SOVEREIGN BONDS -- 6.2%
                        Quebec Province, Debentures:
      330,000   A+        7.125% due 2/9/24.....................     376,456
      270,000   A+        7.500% due 9/15/29....................     323,532
      530,000   BBB-    United Mexican States, Bonds, 11.500%
                         due 5/15/26 (a)........................     740,675
                                                                 -----------
                        TOTAL SOVEREIGN BONDS...................
                        (Cost -- $1,375,752)....................   1,440,663
                                                                 -----------
   MUNICIPAL BONDS -- 0.6%
      160,000   AA      State of Illinois, 5.100% due 6/1/33
                         (Cost -- $136,369).....................     140,002
                                                                 -----------
                        SUB-TOTAL INVESTMENTS...................
                        (Cost -- $22,423,073)...................  22,289,969
                                                                 -----------

      Face
     Amount
   ----------
   SHORT-TERM INVESTMENTS -- 3.5%
   COMMERCIAL PAPER -- 0.7%
      150,000           Federal National Mortgage Association,
                         zero coupon due 10/22/03 (g) (Cost --
                         $149,760)..............................     149,760
                                                                 -----------
   REPURCHASE AGREEMENT -- 2.8%
      655,000           Merrill Lynch & Co., Inc., 1.010% due
                         9/2/03; Proceeds at maturity --
                         $655,074; (Fully collateralized by
                         U.S. Treasury Notes and Bonds, 1.500%
                         to 13.875% due 11/15/03 to
                         8/15/26; Market value -- $668,100)
                         (Cost -- $655,000).....................     655,000
                                                                 -----------
                        TOTAL SHORT-TERM INVESTMENTS............
                        (Cost -- $804,760)......................     804,760
                                                                 -----------
                        TOTAL INVESTMENTS -- 100.0%.............
                        (Cost -- $23,227,833**)................. $23,094,729
                                                                 ===========

--------
(a) All or a portion of the security is on loan (See Note 11).
(b) All or a portion of this security is segregated for open futures contracts commitments.
(c) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Subsequent to the reporting period, the company changed its name to Time Warner Inc.
(f) Security is currently in default.
(g) All or a portion of this security is held as collateral for open futures contracts commitments.
** Aggregate cost for Federal income tax purposes is $23,354,973.

   See page 84 for definitions of ratings and certain abbreviations.

                      See Notes to Financial Statements.

          Loaned Securities Collateral
          August 31, 2003



Long-Term Bond Investments
------------------------------------------------------------------------------------------------------------

   Face
  Amount                                           Security                                         Value
------------------------------------------------------------------------------------------------------------
$2,210,175   State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $2,210,175) $2,210,175
                                                                                                  ==========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

  Municipal Bond Investments
  ---------------------------------------------------------------------------

     Face
    Amount   Rating(a)                Security                      Value
  ---------------------------------------------------------------------------

  Arizona -- 3.8%
  $1,000,000  Aaa*     Arizona Student Loan Acquisition
                        Authority Revenue, Series A-1, 5.650%
                        due 5/1/14............................. $   1,061,600
                                                                -------------

  District of Columbia -- 6.7%
     780,000  A-1+     District of Columbia Revenue, Series C,
                        FSA-Insured, 0.800% due 8/15/38 (b)(c).       780,000
   1,075,000  AAA      Metropolitan Washington D.C. Airport
                        Authority System, Series D,
                        FSA-Insured, 5.375% due 10/1/18........     1,116,796
                                                                -------------
                                                                    1,896,796
                                                                -------------

  Florida -- 7.3%
     100,000  VMIG 1*  Alachua County, FL Health Facility
                        Authority of Continuing Care, 0.800%
                        due 10/1/32 (b)(c).....................       100,000
   1,000,000  AAA      Broward County, FL Water & Sewer
                        Utility Revenue, Series B,
                        AMBAC-Insured, 4.000% due 10/1/18......       921,830
   1,000,000  AAA      Florida State Board of Education
                        Lottery Revenue, Series C,
                        FGIC-Insured, 5.250% due 7/1/20........     1,037,590
                                                                -------------
                                                                    2,059,420
                                                                -------------

  Hawaii -- 3.9%
   1,000,000  AA-      Maui County, HI GO, Series A, 5.500%
                        due 3/1/15.............................     1,086,830
                                                                -------------

  Illinois -- 7.4%
   1,000,000  AAA      Chicago, IL Board of Education GO,
                        School Reform Board, Series A,
                        FGIC-Insured, 5.250% due 12/1/20.......     1,059,540
   1,000,000  AA       Illinois State GO, First Series, 5.375%
                        due 8/1/25.............................     1,017,540
                                                                -------------
                                                                    2,077,080
                                                                -------------

  Indiana -- 11.8%
   1,000,000  Aaa*     Allen County, IN Public Library
                        Building Corp., MBIA-Insured, 5.000%
                        due 1/15/17............................     1,033,070
   1,200,000  A+       Indiana Bond Bank Special
                        Project-Hendricks, Series B, 6.125%
                        due 2/1/17.............................     1,255,704
   1,000,000  AA-      Indiana Health Facility Financing
                        Authority, Hospital Revenue, Series A,
                        5.750% due 9/1/15......................     1,026,810
                                                                -------------
                                                                    3,315,584
                                                                -------------

  Iowa -- 4.0%
   1,000,000  AAA      Des Moines, IA Public Parking System
                        Revenue, Series A, FGIC-Insured,
                        5.750% due 6/1/13......................     1,113,690
                                                                -------------

  Michigan -- 4.9%
   1,000,000  AAA      Michigan State House of Representatives
                        Certificate of Participation,
                        AMBAC-Insured, 5.250% due 8/15/14......     1,093,200
     275,000  A-1+     University of Michigan, University
                        Revenue, 0.850% due 12/1/21 (b)(c).....       275,000
                                                                -------------
                                                                    1,368,200
                                                                -------------

  Minnesota -- 2.7%
     750,000  AAA      Southern Minnesota Municipal Power
                        Agency, Power Supply System Revenue,
                        Series A, (Pre-Refunded -- Escrowed
                        with U.S. government securities to
                        1/1/17 Call @ 100), 5.750% due 1/1/18..       767,940
                                                                -------------

  Nevada -- 4.6%
   1,220,000  AAA      University of Nevada, University
                        Revenue, Community College System,
                        FSA-Insured, 5.250% due 7/1/16.........     1,282,696
                                                                -------------

  New York -- 8.4%
   1,000,000  AAA      New York, NY GO, Series F,
                        MBIA-Insured, 5.250% due 8/1/15........     1,058,010
   1,100,000  AAA      New York State Urban Development
                        Corporate Revenue, Series A, 5.250%
                        due 1/1/14.............................     1,197,812
     100,000  A-1+     Port Authority of New York and New
                        Jersey, Special Obligation Revenue,
                        0.860% due 8/1/24 (b)(c)...............       100,000
                                                                -------------
                                                                    2,355,822
                                                                -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Municipal Bond Investments
------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                           Security                                               Value
------------------------------------------------------------------------------------------------------------------------------

North Carolina -- 3.7%
$1,000,000   AAA     Johnston County, NC GO, FGIC-Insured, 5.000% due 6/1/21...................................... $ 1,039,130
                                                                                                                   -----------

Oklahoma -- 3.6%
 1,000,000   AAA     Oklahoma City, OK Airport Trust, Series A, FSA-Insured, 5.250% due 7/1/21....................   1,021,190
                                                                                                                   -----------

Pennsylvania -- 3.7%
 1,000,000   AAA     Pittsburgh, PA GO, Series A, AMBAC-Insured, 5.125% due 9/1/18................................   1,040,120
                                                                                                                   -----------

Rhode Island -- 1.4%
   400,000   A-1     Rhode Island State Health & Development Building Corp. Revenue, 0.900% due 9/1/32 (b)(c).....     400,000
                                                                                                                   -----------

Texas -- 11.2%
 1,000,000   AAA     Grapevine, TX GO, FGIC-Insured, 5.700% due 8/15/16...........................................   1,087,660
   980,000   AAA     Texas State Department of Housing & Community Affairs Residential Mortgage Revenue, Series A,
                      GNMA/FNMA-Insured, 6.200% due 7/1/19........................................................   1,019,072
 1,000,000   AAA     University of North Texas, University Revenue, FGIC-Insured, 5.000% due 4/15/18..............   1,027,420
                                                                                                                   -----------
                                                                                                                     3,134,152
                                                                                                                   -----------

Washington -- 7.0%
 1,000,000   AAA     Seattle, WA Water System Revenue, MBIA-Insured, 4.625% due 9/1/24............................     936,340
 1,000,000   AAA     Washington State GO, MBIA-Insured, 5.000% due 1/1/17.........................................   1,031,530
                                                                                                                   -----------
                                                                                                                     1,967,870
                                                                                                                   -----------

Wisconsin -- 3.9%
 1,000,000   Aaa*    Sun Prairie, WI Area School District GO, FGIC-Insured, 5.625% due 4/1/16.....................   1,085,880
                                                                                                                   -----------
                     TOTAL INVESTMENTS -- 100.0%
                     (Cost -- $27,131,655**)...................................................................... $28,074,000
                                                                                                                   ===========

--------
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Rate shown reflects current rate on instruments with variable or step coupon rates.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 84 for definitions of ratings and certain abbreviations.

 Portfolio Highlights#



                 [CHART]

General Obligation Bond     33.9%
Facility                    11.9%
Medical                      9.2%
Education                    8.2%
Miscellaneous Revenue        8.2%
Airport                      7.6%
Lease                        3.9%
Student Loan                 3.8%
Housing                      3.6%
Water and Sewer Revenue      3.3%
Other                        6.4%



 # As a percentage of total investments. Please note that Fund holdings are as of August 31, 2003 and are subject to change.

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Mortgage Backed Investments
--------------------------------------------------------------------

   Face
  Amount                    Security                       Value
--------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 85.7%

Federal Home Loan Mortgage Corp. (FHLMC) -- 21.9%
            FHLMC:
$   68,027    10.000% due 4/1/09 - 10/1/09............. $     74,452
    31,133    10.250% due 5/1/09 - 2/1/10..............       34,152
    64,445    9.000% due 12/1/04 - 7/1/11..............       69,364
    36,162    11.500% due 10/1/15......................       41,105
     4,973    7.500% due 7/1/16........................        5,323
   158,596    9.500% due 10/1/08 - 8/1/16..............      171,231
 4,557,251    16.540% due 3/15/17 (a)..................    5,097,502
   310,368    8.000% due 8/1/08 - 6/1/17...............      336,159
   709,728    8.500% due 12/1/06 - 7/1/17..............      772,369
 1,507,227    6.000% due 2/1/33 (b)....................      325,480
              Gold:
    18,538     9.500% due 4/1/10.......................       19,987
 2,775,290     6.000% due 6/1/17 (a)...................    2,890,390
   158,059     8.500% due 9/1/08 - 2/1/18..............      171,603
 1,343,827     7.500% due 12/1/12 - 5/1/25.............    1,437,754
 1,145,873     8.000% due 5/1/06 - 12/1/26.............    1,238,522
 2,125,558     7.000% due 5/1/12 - 9/1/28..............    2,245,796
 2,394,281     6.500% due 2/1/11 - 4/1/33 (a)..........    2,492,334
 2,000,000     5.000% due 12/31/33 (c)(d)..............    1,932,500
                                                        ------------
                                                          19,356,023
                                                        ------------
Federal National Mortgage Association (FNMA) -- 48.4%
            FNMA:
    44,641    10.750% due 10/1/12......................       49,370
     5,472    12.500% due 6/1/15.......................        5,910
   166,962    8.500% due 6/1/06 - 6/1/17...............      179,055
   136,604    9.000% due 10/1/05 - 3/1/18..............      147,682
 3,767,796    5.500% due 11/1/08 - 5/1/18..............    3,857,638
     5,401    10.000% due 1/1/21.......................        6,040
    80,498    9.500% due 11/1/09 - 11/1/21.............       88,190
   411,494    8.000% due 1/1/05 - 12/1/22..............      445,797
 1,692,128    7.000% due 3/1/17 - 12/1/26..............    1,792,300
   966,835    7.500% due 12/1/06 - 2/1/30..............    1,032,901
 9,383,930    6.500% due 3/1/09 - 2/1/33...............    9,795,463
11,290,756    6.000% due 1/1/09 - 5/1/33...............   11,581,160
 1,349,706    5.760% due 5/25/33.......................    1,320,511
 4,990,261    6.000% due 5/25/33 (b)...................    1,152,605
 9,740,000    4.500% due 12/1/33 (c)(d)................    9,569,550
 9,203,965    Strip, 6.000% due 12/31/31 - 7/1/32 (b)..    1,814,124
                                                        ------------
                                                          42,838,296
                                                        ------------
Government National Mortgage Association (GNMA) -- 9.2%
            GNMA I:
    24,795    11.000% due 7/15/10 - 9/15/10............       27,839
    21,329    9.000% due 10/15/16......................       23,654
    56,692    9.500% due 12/15/16 - 8/15/19............       62,979
   584,085    8.000% due 1/15/14 - 8/15/23.............      634,228
   191,857    8.500% due 5/15/17 - 7/15/27.............      209,520
   528,626    7.500% due 8/15/27 - 9/15/27.............      563,575
 2,334,752    7.000% due 4/15/23 - 3/15/28.............    2,474,814
 8,983,125    Zero coupon due 8/1/33...................    3,407,973

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Mortgage Backed Investments
-------------------------------------------------------------------------------------

    Face
   Amount                             Security                               Value
-------------------------------------------------------------------------------------

Government National Mortgage Association (GNMA) -- 9.2% (continued)
             GNMA II:
$     98,477  7.000% due 11/20/16........................................ $   104,278
     144,789  9.000% due 4/20/17 - 11/20/21..............................     160,068
       8,357  6.500% due 12/20/23........................................       8,696
     307,165  8.500% due 6/20/16 - 10/20/30..............................     332,609
     115,786  8.000% due 2/20/31.........................................     123,629
                                                                          -----------
                                                                            8,133,862
                                                                          -----------

Collateralized Mortgage Obligations -- 6.2%
     951,351 CWHL 1999-8 A5, 7.090% due 8/25/29..........................       6,021
   3,600,000 FHR 2412 OS, 13.880% due 12/15/31 (a).......................   3,382,746
     556,606 FNR 1997-63 PE, 7.000% due 3/18/26 (b)......................      11,322
   2,460,658 FNS 3371, zero coupon due 6/1/33 (b)........................   1,722,461
     393,434 PHMS 1993-48 A8, 14.451% due 12/25/08.......................     398,927
                                                                          -----------
                                                                            5,521,477
                                                                          -----------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost -- $77,036,586).......................................  75,849,658
                                                                          -----------
REPURCHASE AGREEMENT -- 14.3%
  12,677,000 Merrill Lynch & Co., Inc., 1.010% due 9/2/03; Proceeds at
              maturity -- $12,678,423; (Fully collateralized by
              U.S. Treasury Notes and Bonds, 1.500% to 13.875% due
              11/15/03 to 8/15/26; Market
              value -- $12,930,571) (Cost -- $12,677,000)................  12,677,000
                                                                          -----------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $89,713,586*).......... $88,526,658
                                                                          ===========

--------
(a) All or a portion of this security is segregated for "to-be-announced" securities.
(b) Interest only security.
(c) Security is traded on a "to-be-announced" basis (See Note 9).
(d) Security acquired under mortgage dollar roll agreement (See Note 10).
*  Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
---------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                               Security                                   Value
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.7%

Advertising -- 0.6%
$   210,000   B2*     R.H. Donnelley Corp., Sr. Sub. Notes, 10.875% due 12/15/12 (b)...... $     245,700
                      Vertis Inc.:
    259,000   B-        9.750% due 4/1/09 (b).............................................       275,835
    710,000   B-        Secured Notes, 10.875% due 6/15/09................................       718,875
                                                                                           -------------
                                                                                               1,240,410
                                                                                           -------------

Aerospace & Defense Equipment -- 1.7%
    560,000   B+      Armor Holdings Inc., Sr. Sub. Notes, 8.250% due 8/15/13 (b).........       582,400
    669,000   B+      Esterline Technologies Corp., Sr. Sub. Notes, 7.750% due 6/15/13 (b)       694,088
    180,000   B+      GenCorp Inc., Sr. Sub. Notes, 9.500% due 8/15/13 (b)................       183,150
                      L-3 Communications Corp.:
  2,065,000   BB-       7.625% due 6/15/12................................................     2,157,925
    335,000   BB-       6.125% due 7/15/13................................................       318,250
                                                                                           -------------
                                                                                               3,935,813
                                                                                           -------------

Agriculture -- 0.5%
                      DIMON Inc.:
    686,000   BB        9.625% due 10/15/11 (c)...........................................       758,030
    114,000   BB        Sr. Notes, 7.750% due 6/1/13 (b)..................................       116,280
    302,000   BB+     RJ Reynolds Tobacco Holdings Inc., 7.750% due 5/15/06...............       286,900
                                                                                           -------------
                                                                                               1,161,210
                                                                                           -------------

Apparel -- 1.1%
    619,000   B       Oxford Industries Inc., 8.875% due 6/1/11 (b).......................       646,855
    623,000   BB      Russell Corp., Sr. Notes, 9.250% due 5/1/10.........................       665,053
    970,000   B       The William Carter Co., 10.875% due 8/15/11.........................     1,071,850
                                                                                           -------------
                                                                                               2,383,758
                                                                                           -------------

Auto Parts & Equipment -- 1.0%
  1,207,000   BB-     American Axle & Manufacturing Inc., 9.750% due 3/1/09 (c)...........     1,303,560
    178,000   BBB-    Lear Corp., 7.960% due 5/15/05......................................       191,795
    120,000   B-      Rexnord Corp., 10.125% due 12/15/12.................................       129,600
                      TRW Automotive Inc.:
    270,000   B+        Sr. Notes, 9.375% due 2/15/13 (b).................................       301,050
    357,000   B+        Sr. Sub. Notes, 11.000% due 2/15/13 (b)...........................       410,550
                                                                                           -------------
                                                                                               2,336,555
                                                                                           -------------

Beverages -- 0.7%
    800,000   BB      Constellation Brands Inc., 8.625% due 8/1/06........................       860,000
    640,000   B+      Cott Beverages USA Inc., 8.000% due 12/15/11........................       672,000
                                                                                           -------------
                                                                                               1,532,000
                                                                                           -------------

Biotechnology -- 0.4%
    825,000   BB-     Bio-Rad Laboratories Inc., 7.500% due 8/15/13 (b)...................       849,750
                                                                                           -------------

Building Materials -- 1.3%
                      American Standard Inc.:
    888,000   BB+       7.375% due 4/15/05................................................       940,170
     60,000   BB+       7.375% due 2/1/08.................................................        64,800

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
---------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                     Security                                          Value
---------------------------------------------------------------------------------------------------------------------

Building Materials -- 1.3% (continued)
                      Nortek Inc.:
                        Sr. Notes:
$   155,000   B+         9.250% due 3/15/07............................................................ $     158,487
    355,000   B+         9.125% due 9/1/07.............................................................       363,875
  1,375,000   B+         8.875% due 8/1/08.............................................................     1,416,250
     95,000   B-        Sr. Sub. Notes, 9.875% due 6/15/11.............................................        99,750
                                                                                                        -------------
                                                                                                            3,043,332
                                                                                                        -------------

Casinos & Gaming -- 5.7%
    125,000   B       Ameristar Casinos Inc., 10.750% due 2/15/09......................................       140,000
  1,021,000   B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11.............................     1,105,233
                      Boyd Gaming Corp.:
    314,000   BB-       9.250% due 10/1/03.............................................................       315,178
    605,000   BB-       9.250% due 8/1/09..............................................................       671,550
    300,000   BB-     Chumash Casino & Resort Enterprise, Sr. Notes, 9.250% due 7/15/10 (b)............       318,000
    139,000   B-      Cinemark USA Inc., Sr. Sub. Notes, 9.000% due 2/1/13.............................       148,730
    640,000   B       Coast Hotels & Casinos Inc., 9.500% due 4/1/09...................................       684,800
  1,241,000   BB+     Harrah's Operating Co., Inc., 7.875% due 12/15/05................................     1,343,383
  1,344,000   B+      Horseshoe Gaming Holding Corp., 8.625% due 5/15/09...............................     1,421,280
    470,000   B       Isle of Capri Casinos Inc., 8.750% due 4/15/09...................................       500,550
                      Mandalay Resort Group:
    334,000   BB+       Sr. Notes, 9.500% due 8/1/08 (c)...............................................       378,255
    630,000   BB-       Sr. Sub. Notes, 10.250% due 8/1/07.............................................       707,175
                      MGM MIRAGE:
    908,000   BB-       9.750% due 6/1/07..............................................................     1,016,960
    460,000   BB+       8.500% due 9/15/10.............................................................       518,650
     48,000   BB+     Mirage Resorts Inc., Sr. Notes, 7.250% due 10/15/06..............................        51,480
                      Mohegan Tribal Gaming Authority:
     40,000   BB        Sr. Notes, 8.125% due 1/1/06...................................................        42,850
                        Sr. Sub. Notes:
    610,000   BB-        6.375% due 7/15/09 (b)........................................................       614,575
     35,000   BB-        8.375% due 7/1/11.............................................................        37,888
     40,000   BB-        8.000% due 4/1/12.............................................................        42,800
    580,000   BB+     Park Place Entertainment Corp., Sr. Sub. Notes, 7.875% due 12/15/05..............       611,900
                      Penn National Gaming Inc.:
    260,000   B-        11.125% due 3/1/08.............................................................       291,200
    190,000   B-        8.875% due 3/15/10.............................................................       205,200
    330,000   BB+     Starwood Hotels & Resorts Worldwide Inc., 7.375% due 5/1/07......................       347,325
    600,000   B+      Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (c)......................       663,000
    180,000   B-      Venetian Casino Resort LLC, 11.000% due 6/15/10..................................       205,650
    477,000   CCC+    Wynn Las Vegas LLC/Wynn Las Vegas Corp., Second Mortgage, 12.000% due 11/1/10....       543,780
                                                                                                        -------------
                                                                                                           12,927,392
                                                                                                        -------------

Chemicals -- 4.3%
    105,000   B+      Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (b)..................................       114,975
    590,000   B+      Airgas Inc., 9.125% due 10/1/11..................................................       651,950
    362,000   BB-     Equistar Chemicals L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11 (b)       362,000
                      FMC Corp.:
    685,000   BB+       Notes, 7.000% due 5/15/08......................................................       678,150
    657,000   BB+       Secured Notes, 10.250% due 11/1/09.............................................       745,695
    177,000   BB-     Georgia Gulf Corp., 10.375% due 11/1/07 (c)......................................       187,620

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
----------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                 Security                                      Value
----------------------------------------------------------------------------------------------------------------

Chemicals -- 4.3% (continued)
                      Huntsman International LLC:
$   597,000   B         9.875% due 3/1/09...................................................... $     617,895
    301,000   B-        10.125% due 7/1/09 (c).................................................       285,950
  2,195,000   B-        Sr. Discount Notes, zero coupon bond to yield 39.445% due 12/31/09 (c).       856,050
                      IMC Global Inc.:
    386,000   B+        10.875% due 6/1/08.....................................................       401,440
    140,000   B+        11.250% due 6/1/11.....................................................       145,600
    140,000   B+        Sr. Notes, 10.875% due 8/1/13 (b)......................................       144,200
                      Lyondell Chemical Co.:
    305,000   BB-       9.500% due 12/15/08....................................................       295,850
    612,000   BB-       Secured Notes, 9.625% due 5/1/07.......................................       608,940
                      Millennium America Inc.:
     78,000   BB        7.000% due 11/15/06....................................................        76,830
    731,000   BB        9.250% due 6/15/08.....................................................       760,240
    757,000   BB-     Rhodia S.A., Sr. Sub. Notes, 8.875% due 6/1/11 (b).......................       764,570
    835,000   B-      Rockwood Specialties Group Inc., Sr. Sub. Notes, 10.625% due 5/15/11 (b).       874,662
    430,000   CCC+    Solutia Inc., Debentures, 6.720% due 10/15/37............................       384,850
    690,000   B+      Westlake Chemical Corp., 8.750% due 7/15/11 (b)..........................       707,250
                                                                                                -------------
                                                                                                    9,664,717
                                                                                                -------------

Commercial Services -- 2.4%
    200,000   B       American Color Graphics Inc., Notes, 10.000% due 6/15/10 (b).............       209,500
    465,000   BBB-    Avis Group Holdings Inc., 11.000% due 5/1/09.............................       518,475
                      Corrections Corp. of America:
    400,000   B         9.875% due 5/1/09......................................................       443,000
                        Sr. Notes:
    105,000   B          7.500% due 5/1/11.....................................................       107,100
  1,045,000   B          7.500% due 5/1/11 (b).................................................     1,065,900
    370,000   B       Iron Mountain Inc., 7.750% due 1/15/15...................................       379,250
     25,000   B       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11......................        27,750
                      Service Corp. International/U.S., Notes:
    505,000   BB-       7.375% due 4/15/04.....................................................       507,525
     95,000   BB-       7.200% due 6/1/06......................................................        94,763
    120,000   BB-       6.875% due 10/1/07.....................................................       116,700
    380,000   BB-       7.700% due 4/15/09.....................................................       382,850
    805,000   B+      Stewart Enterprises Inc., 10.750% due 7/1/08.............................       905,625
    445,000   BB-     United Rentals North America Inc., Sr. Notes, 10.750% due 4/15/08 (b)....       491,725
    200,000   B       Wackenhut Corrections Corp., Sr. Notes, 8.250% due 7/15/13 (b)...........       204,000
                                                                                                -------------
                                                                                                    5,454,163
                                                                                                -------------

Computers -- 1.2%
    195,000   B       DigitalNet Holdings Inc., Sr. Notes, 9.000% due 7/15/10 (b)..............       200,850
    270,000   BB+     Seagate Technology, 8.000% due 5/15/09...................................       292,275
                      Unysis Corp., Sr. Notes:
    378,000   BB+       7.250% due 1/15/05.....................................................       392,175
    246,000   BB+       8.125% due 6/1/06......................................................       263,528
  1,490,000   BB+       6.875% due 3/15/10.....................................................     1,482,550
                                                                                                -------------
                                                                                                    2,631,378
                                                                                                -------------

Construction Services -- 2.0%
    705,000   B-      Atrium Cos., Inc., 10.500% due 5/1/09 (c)................................       754,350
    320,000   BB      D.R. Horton Inc., 7.500% due 12/1/07.....................................       337,600

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
--------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                  Security                                      Value
--------------------------------------------------------------------------------------------------------------

Construction Services -- 2.0% (continued)
                      K. Hovnanian Enterprises Inc.:
$   280,000   BB        9.125% due 5/1/09....................................................... $     298,200
    250,000   BB        8.000% due 4/1/12.......................................................       258,750
    110,000   B+        7.750% due 5/15/13 (b)..................................................       108,350
    175,000   BB-     KB HOME, Sr. Sub. Notes, 8.625% due 12/15/08..............................       184,625
     14,000   BBB-    Lennar Corp., 9.950% due 5/1/10...........................................        16,269
    180,000   B+      Meritage Corp., Sr. Notes, 9.750% due 6/1/11..............................       192,825
    210,000   BB+     NVR Inc., Sr. Notes, 5.000% due 6/15/10...................................       194,250
                      Ryland Group Inc., Sr. Notes:
    210,000   BB+       5.375% due 6/1/08.......................................................       209,475
    300,000   BB+       9.750% due 9/1/10.......................................................       334,500
    580,000   B+      Schuler Homes Inc., 10.500% due 7/15/11 (c)...............................       643,800
    520,000   BB      Standard-Pacific Corp., Sr. Notes, 6.875% due 5/15/11 (b).................       494,000
    280,000   B+      Technical Olympic U.S.A. Inc., 9.000% due 7/1/10..........................       284,200
    173,000   BB+     Toll Corp., 8.000% due 5/1/09.............................................       182,083
                                                                                                 -------------
                                                                                                     4,493,277
                                                                                                 -------------

Electric Utilities -- 6.2%
                      The AES Corp.:
                        Secured Notes:
    720,000   BB         10.000% due 7/15/05 (b)................................................       738,000
  1,275,000   B+         8.750% due 5/15/13 (b).................................................     1,303,687
  1,049,000   B+         9.000% due 5/15/15 (b).................................................     1,069,980
                        Sr. Notes:
    392,000   B-         8.750% due 6/15/08 (c).................................................       371,420
    523,000   B-         9.500% due 6/1/09 (c)..................................................       506,003
    105,000   B-         9.375% due 9/15/10.....................................................       101,325
     14,000   B-         8.875% due 2/15/11 (c).................................................        13,090
    566,000   B-        Sr. Sub. Notes, 8.500% due 11/1/07 (c)..................................       537,700
     98,204   BB-     AES Ironwood, LLC, Secured Notes, 8.857% due 11/30/25.....................        99,186
    100,000   BB-     AES Red Oak, LLC, Secured Notes, 9.200% due 11/30/29......................       100,000
    425,000   BB-     BRL Universal Equipment Corp., Secured Notes, 8.875% due 2/15/08..........       452,625
  1,408,000   CCC+    Calpine Canada Energy Finance ULC, 8.500% due 5/1/08......................     1,077,120
                      Calpine Corp.:
    580,000   B         Secured Notes, 8.750% due 7/15/13 (b)...................................       548,100
                        Sr. Notes:
    480,000   CCC+       7.625% due 4/15/06.....................................................       396,000
     29,000   CCC+       7.750% due 4/15/09 (c).................................................        21,315
     31,000   CCC+       8.625% due 8/15/10 (c).................................................        22,785
  1,854,000   CCC+       8.500% due 2/15/11 (c).................................................     1,390,500
     37,000   B+      CMS Energy Corp., Sr. Notes, 6.750% due 1/15/04 (c).......................        37,555
    445,000   B+      FIMEP S.A., Sr. Notes, 10.500% due 2/15/13 (b)............................       491,725
    290,000   BB      MSW Energy Holdings LLC/MSW Energy Finance Co. Inc., 8.500% due 9/1/10 (b)       297,250
  1,150,000   NR      PG&E Corp., Secured Notes, 6.875% due 7/15/08 (b).........................     1,173,000
                      PSEG Energy Holdings Inc.:
    505,000   BB-       Notes, 7.750% due 4/16/07...............................................       492,831
                        Sr. Notes:
     60,000   BB-        10.000% due 10/1/09....................................................        63,086
    115,000   BB-        8.500% due 6/15/11.....................................................       111,736
    200,000   B       Reliant Energy Mid-Atlantic Power Holdings LLC, 9.681% due 7/2/26.........       177,967
     96,688   BB      Salton SEA Funding, Sr. Notes, 7.840% due 5/30/10.........................       101,039
    175,000   BB      Sierra Pacific Power Co., 8.610% due 6/1/22...............................       174,781

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
--------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                     Security                                         Value
--------------------------------------------------------------------------------------------------------------------

Electric Utilities -- 6.2% (continued)
$   525,000   BBB-    Sithe Independence Funding, Notes, 9.000% due 12/30/13.......................... $     567,000
    690,000   BB      Southern California Edison Co., First Refinance Mortgage, 8.000% due 2/15/07 (b)       759,000
    670,000   BBB-    Westar Energy Inc., First Mortgage, 7.875% due 5/1/07...........................       734,488
                                                                                                       -------------
                                                                                                          13,930,294
                                                                                                       -------------

Electronics -- 0.8%
  1,000,000   BB-     Flextronics International Ltd., Sr. Sub. Notes, 6.500% due 5/15/13 (b)..........       962,500
    735,000   BB-     Sanmina-SCI Corp., Secured Notes, 10.375% due 1/15/10...........................       841,575
                                                                                                       -------------
                                                                                                           1,804,075
                                                                                                       -------------

Entertainment -- 1.2%
  1,090,000   B       Alliance Atlantis Communications Inc., Sr. Sub. Notes, 13.000% due 12/15/09.....     1,224,887
    650,000   B+      Kerzner International Ltd., 8.875% due 8/15/11..................................       703,625
    420,000   B       Regal Cinemas Inc., 9.375% due 2/1/12...........................................       468,300
    210,000   B       Six Flags Inc., Sr. Notes, 9.750% due 6/15/07...................................       203,700
    140,000   B+      Speedway Motorsports Inc., Sr. Sub. Notes, 6.750% due 6/1/13 (b)................       139,300
                                                                                                       -------------
                                                                                                           2,739,812
                                                                                                       -------------

Environmental Control -- 1.5%
                      Allied Waste North America LLC:
    260,000   BB-       7.625% due 1/1/06.............................................................       269,749
    697,000   BB-       8.875% due 4/1/08.............................................................       751,017
    115,000   B+        10.000% due 8/1/09............................................................       125,062
    830,000   BB-       9.250% due 9/1/12.............................................................       900,550
    927,000   BB-       Sr. Notes, 8.500% due 12/1/08.................................................       989,573
    235,000   NR      Casella Waste Systems Inc., Sr. Sub. Notes, 9.750% due 2/1/13 (b)...............       252,037
                                                                                                       -------------
                                                                                                           3,287,988
                                                                                                       -------------

Financial Services - Diversified -- 3.2%
    805,000   BB+     Eircom Funding, Sr. Sub. Notes, 8.250% due 8/15/13 (b)(c).......................       849,275
  1,161,000   B-      H&E Equipment Services LLC/H&E Finance Corp., 11.125% due 6/15/12...............       981,045
    338,174   B-      Hollinger Participation Trust, Sr. Notes, 12.125% due 11/15/10 (b)..............       368,609
                      LaBranche & Co. Inc.:
    360,000   BB+       Sr. Notes, 9.500% due 8/15/04.................................................       363,600
     30,000   BB-       Sr. Sub. Notes, 12.000% due 3/2/07............................................        32,850
  1,362,749   BB-     Midland Funding II, Bonds, 11.750% due 7/23/05..................................     1,481,990
    461,000   B       National Waterworks Inc., 10.500% due 12/1/12...................................       504,795
  1,476,000   B-      Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10........................     1,645,740
    986,000   B       Ucar Finance Inc., 10.250% due 2/15/12..........................................     1,026,673
                                                                                                       -------------
                                                                                                           7,254,577
                                                                                                       -------------

Food -- 0.9%
    235,000   BB-     Dean Foods Co., Sr. Notes, 8.150% due 8/1/07....................................       250,275
    275,000   B       Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12 (b)........................       287,719
    411,000   B-      Domino's Inc., 8.250% due 7/1/11 (b)............................................       433,605
                      Smithfield Foods Inc.:
    789,000   BB        Notes, 7.750% due 5/15/13 (b).................................................       816,615
    170,000   Ba2*      Sr. Notes, 8.000% due 10/15/09................................................       179,349
                                                                                                       -------------
                                                                                                           1,967,563
                                                                                                       -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
-------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                              Security                                   Value
-------------------------------------------------------------------------------------------------------

Forest Products & Paper -- 2.5%
                      Abitibi-Consolidated Inc.:
$   122,000   BB+       Bonds, 8.550% due 8/1/10......................................... $     129,644
    500,000   BB+       Notes, 6.000% due 6/20/13 (c)....................................       452,608
    440,000   B+      Appleton Papers Inc., 12.500% due 12/15/08.........................       479,600
    230,000   BB+     Bowater Inc., Debentures, 9.375% due 12/15/21......................       238,554
    658,000   BB+     Cascades Inc., Sr. Notes, 7.250% due 2/15/13 (b)...................       653,065
                      Georgia-Pacific Corp.:
                        Debentures:
    896,000   BB+        9.500% due 12/1/11 (c)..........................................       952,000
     55,000   BB+        7.700% due 6/15/15..............................................        51,013
    139,000   BB+        8.250% due 3/1/23 (c)...........................................       122,668
                        Notes:
    233,000   BB+        7.500% due 5/15/06 (c)..........................................       237,078
    893,000   BB+        8.125% due 5/15/11 (c)..........................................       890,768
     38,000   BB+        7.750% due 11/15/29.............................................        31,825
    115,000   BB+        8.875% due 5/15/31..............................................       106,662
                        Sr. Notes:
    490,000   BB+        7.375% due 7/15/08 (b)..........................................       490,000
    657,000   BB+        8.875% due 2/1/10 (b)...........................................       694,778
    200,000   BB+        9.375% due 2/1/13 (b)...........................................       215,500
                                                                                          -------------
                                                                                              5,745,763
                                                                                          -------------

Healthcare -- 4.7%
    635,000   B-      Ameripath Inc., 10.500% due 4/1/13.................................       660,400
    710,000   B-      Ardent Health Services, Sr. Sub. Notes, 10.000% due 8/15/13 (b)....       723,313
    440,000   BB+     Coventry Health Care Inc., Sr. Notes, 8.125% due 2/15/12...........       466,400
    630,000   B-      Dade Behring Holdings Inc., 11.910% due 10/3/10....................       718,200
                      Extendicare Health Services Inc.:
    380,000   CCC+      9.350% due 12/15/07 (c)..........................................       391,400
    211,000   B-        9.500% due 7/1/10 (c)............................................       227,353
                      HCA Inc.:
                        Notes:
    334,000   BBB-       6.870% due 9/15/03..............................................       334,429
     10,000   BBB-       6.910% due 6/15/05..............................................        10,444
    150,000   BBB-       7.000% due 7/1/07...............................................       157,709
    200,000   BBB-       8.750% due 9/1/10...............................................       222,483
    296,000   BBB-       6.300% due 10/1/12..............................................       287,342
    200,000   BBB-       6.750% due 7/15/13..............................................       199,492
    310,000   BBB-      Sr. Notes, 7.875% due 2/1/11.....................................       330,937
     85,000   B       Kinectic Concepts Inc., Sr. Sub. Notes, 7.375% due 5/15/13 (b).....        85,425
    820,000   B+      Pacificare Health Systems, 10.750% due 6/1/09......................       938,900
     50,000   B-      Province Healthcare Co., Sr. Sub. Notes, 7.500% due 6/1/13.........        48,375
    240,000   B-      Psychiatric Solutions Inc., Sr. Sub. Notes, 10.625% due 6/15/13 (b)       258,000
                      Select Medical Corp., Sr. Sub. Notes:
    565,000   B         9.500% due 6/15/09...............................................       613,025
    635,000   B         7.500% due 8/1/13 (b)............................................       636,588
    510,000   B       Sybron Dental Specialties Inc., 8.125% due 6/15/12.................       534,225
                      Tenet Healthcare Corp.:
  1,299,000   BB        Notes, 7.375% due 2/1/13.........................................     1,282,763
                        Sr. Notes:
     54,000   BB         5.375% due 11/15/06.............................................        52,920
    605,000   BB         5.000% due 7/1/07...............................................       580,800

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
---------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                  Security                                       Value
---------------------------------------------------------------------------------------------------------------

Healthcare -- 4.7% (continued)
                      Tenet Healthcare Corp. (continued):
                        Sr. Notes:
$   159,000   BB         6.375% due 12/1/11...................................................... $     148,665
    100,000   BB         6.500% due 6/1/12.......................................................        92,500
                      Triad Hospitals Inc.:
    600,000   B+        8.750% due 5/1/09........................................................       642,000
     80,000   B         11.000% due 5/15/09......................................................        87,800
                                                                                                  -------------
                                                                                                     10,731,888
                                                                                                  -------------

Holding Companies -- 0.9%
    835,000   B       JSG Funding PLC, Sr. Notes, 9.625% due 10/1/12.............................       905,975
    960,000   BB-     Kansas City Southern Railway, 9.500% due 10/1/08...........................     1,052,400
                                                                                                  -------------
                                                                                                      1,958,375
                                                                                                  -------------

Housewares -- 0.4%
    145,000   B+      Central Garden & Pet Co., 9.125% due 2/1/13................................       153,700
    699,000   BB-     Moore North America Finance Inc., Sr. Notes, 7.875% due 1/15/11 (b)........       726,960
                                                                                                  -------------
                                                                                                        880,660
                                                                                                  -------------

Insurance -- 1.4%
     25,000   B-      AFC Capital Trust I, 8.207% due 2/3/27.....................................        20,875
    240,000   BB-     Allmerica Financial Corp., Debentures, 7.625% due 10/15/25.................       222,000
    130,000   BB      Crum & Foster Holdings Corp., Sr. Notes, 10.375% due 6/15/13 (b)...........       136,500
                      Fairfax Financial Holdings Ltd.:
                        Notes:
    130,000   BB         7.375% due 3/15/06......................................................       128,537
    210,000   BB         7.375% due 4/15/18......................................................       186,112
    350,000   BB         8.300% due 4/15/26......................................................       309,312
    235,000   BB        Sr. Notes, 7.750% due 7/15/37............................................       200,631
                      Liberty Mutual Insurance, Notes:
    195,000   BBB+      8.500% due 5/15/25 (b)...................................................       170,967
    100,000   BBB+      7.697% due 10/15/97 (b)..................................................        76,231
    275,000   BB      Markel Capital Trust I, 8.710% due 1/1/46..................................       267,835
  1,254,000   BB-     Willis Corroon Corp., 9.000% due 2/1/09....................................     1,341,780
                                                                                                  -------------
                                                                                                      3,060,780
                                                                                                  -------------

Iron & Steel -- 0.4%
  1,000,000   B+      AK Steel Corp., 7.875% due 2/15/09 (c).....................................       795,000
                                                                                                  -------------

Leisure -- 0.0%
     90,000   B-      Worldspan L.P./Worldspan Financing Corp., Sr. Notes, 9.625% due 6/15/11 (b)        93,600
                                                                                                  -------------

Lodging -- 1.0%
    863,000   B       Extended Stay America Inc., Sr. Sub. Notes, 9.875% due 6/15/11.............       921,253
                      Hilton Hotels Corp.:
    351,000   BBB-      Notes, 7.625% due 5/15/08................................................       374,693
     92,000   BBB-      Sr. Notes, 7.950% due 4/15/07............................................        97,865
                      Host Marriot Corp.:
    230,000   B+        7.875% due 8/1/05........................................................       235,750
     10,000   B+        7.875% due 8/1/08........................................................        10,100
    660,000   BB+     ITT Corp., Notes, 6.750% due 11/15/05......................................       691,350
                                                                                                  -------------
                                                                                                      2,331,011
                                                                                                  -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
-----------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                          Security                               Value
-----------------------------------------------------------------------------------------------

Machinery - Diversified -- 2.5%
$   773,000   BB      AGCO Corp., 9.500% due 5/1/08.............................. $     842,570
  1,000,000   BB-     Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)....     1,058,750
                      Cummins Inc.:
      7,000   BB+       Debentures, 7.125% due 3/1/28............................         6,265
    620,000   BB+       Notes, 6.450% due 3/1/05.................................       640,150
    335,000   BB+       Sr. Notes, 9.500% due 12/1/10 (b)........................       375,200
    616,000   B+      Joy Global Inc., 8.750% due 3/15/12........................       668,360
  1,024,000   B+      NMHG Holding Co., 10.000% due 5/15/09......................     1,100,800
                      Terex Corp.:
    558,000   B         10.375% due 4/1/11.......................................       620,775
    330,000   B         9.250% due 7/15/11.......................................       353,925
                                                                                  -------------
                                                                                      5,666,795
                                                                                  -------------

Manufacturing - Miscellaneous -- 2.8%
    615,000   B       Hexcel Corp., Secured Notes, 9.875% due 10/1/08 (b)........       676,500
    985,000   B       Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10 (b)..     1,029,325
     95,000   B-      Reddy Ice Group Inc., Sr. Sub. Notes, 8.875% due 8/1/11 (b)        98,800
                      SPX Corp., Sr. Notes:
    270,000   BB+       6.250% due 6/15/11.......................................       265,950
    958,000   BB+       7.500% due 1/1/13........................................     1,001,110
    700,000   B-      TD Funding Corp., 8.375% due 7/15/11 (b)...................       735,000
                      Tyco International Group S.A.:
    225,000   BBB-      6.375% due 2/15/06.......................................       233,719
    106,000   BBB-      6.750% due 2/15/11.......................................       108,385
  1,115,000   BBB-      6.375% due 10/15/11......................................     1,121,969
    519,000   BBB-      7.000% due 6/15/28.......................................       488,509
    670,000   BBB-      6.875% due 1/15/29.......................................       627,958
                                                                                  -------------
                                                                                      6,387,225
                                                                                  -------------

Media -- 8.7%
    609,000   B-      American Media Operation Inc., 8.875% due 1/15/11..........       651,630
    550,000   B-      CanWest Media Inc., Sr. Sub. Notes, 10.625% due 5/15/11....       616,000
                      Charter Communications Holdings LLC:
                        Sr. Discount Notes:
    778,000   CCC-       Step bond to yield 18.622% due 5/15/11..................       424,010
    250,000   CCC-       Step bond to yield 16.347% due 1/15/12..................       118,750
  1,395,000   CCC-      Sr. Notes, 8.625% due 4/1/09 (c).........................     1,074,150
     85,000   B+      Corus Entertainment Inc., Sr. Sub. Notes, 8.750% due 3/1/12        90,312
                      CSC Holdings Inc.:
                        Sr. Notes:
    222,000   BB-        7.875% due 12/15/07.....................................       227,550
    215,000   BB-        7.250% due 7/15/08......................................       216,075
    760,000   BB-        8.125% due 7/15/09......................................       788,500
    277,000   BB-        7.625% due 4/1/11.......................................       278,385
                        Sr. Sub. Debentures:
    100,000   B+         10.500% due 5/15/16.....................................       109,499
     45,000   B+         9.875% due 4/1/23.......................................        46,913
                      Dex Media East LLC/Dex Media East Finance Co.:
  1,030,000   B         9.875% due 11/15/09......................................     1,171,624
  1,007,000   B         12.125% due 11/15/12.....................................     1,220,987

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
----------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                      Security                                          Value
----------------------------------------------------------------------------------------------------------------------

Media -- 8.7% (continued)
                      Dex Media West LLC/Dex Media West Finance Co.:
$   110,000   B         Sr. Notes, 8.500% due 8/15/10 (b)............................................... $     119,350
    145,000   B         Sr. Sub. Notes, 9.875% due 8/15/13 (b)..........................................       162,400
    665,000   B       DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13 (b)...........................       729,837
                      Echostar DBS Corp., Sr. Notes:
    751,000   BB-       9.125% due 1/15/09..............................................................       835,487
    870,000   BB-       9.375% due 2/1/09...............................................................       929,812
                      Emmis Communications Corp.:
    493,000   B-        8.125% due 3/15/09 (c)..........................................................       511,488
    165,000   B-        Sr. Discount Notes, step bond to yield 10.564% due 3/15/11......................       145,200
    285,000   B-      Gray Television Inc., 9.250% due 12/15/11.........................................       311,362
    590,000   B       Hollinger International Publishing, Sr. Notes, 9.000% due 12/15/10................       615,075
    790,000   B-      Insight Communications, Sr. Discount Notes, step bond to yield 12.834% due 2/15/11       602,375
    538,000   B-      Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13.............       558,175
    130,000   B+      Morris Publishing Group Inc., Sr. Sub. Notes, 7.000% due 8/1/13 (b)...............       130,650
                      Paxson Communications Corp.:
    276,000   CCC+      10.750% due 7/15/08 (c).........................................................       295,320
    198,000   CCC+      Step bond to yield 11.721% due 1/15/09..........................................       159,390
    505,000   B-      Radio One Inc., 8.875% due 7/1/11.................................................       554,237
    230,000   BBB-    Rogers Cable Inc., Secured Notes, 7.875% due 5/1/12...............................       242,363
                      Shaw Communications Inc., Sr. Notes:
    277,000   BB+       8.250% due 4/11/10..............................................................       292,235
    330,000   BB+       7.200% due 12/15/11.............................................................       330,000
                      Sinclair Broadcast Group Inc.:
  1,324,000   B         8.750% due 12/15/11.............................................................     1,433,230
    350,000   B         8.000% due 3/15/12..............................................................       366,625
    335,000   B       Susquehanna Media Co., Sr. Sub. Notes, 7.375% due 4/15/13.........................       342,956
                      Vivendi Universal S.A., Sr. Notes:
    380,000   B+        6.250% due 7/15/08 (b)..........................................................       381,900
  1,850,000   B+        9.250% due 4/15/10 (b)..........................................................     2,076,625
    550,000   B+      Yell Finance BV, Sr. Notes, 10.750% due 8/1/11 (c)................................       629,750
                                                                                                         -------------
                                                                                                            19,790,227
                                                                                                         -------------

Metals & Mining -- 0.7%
  1,500,000   NR      Kaiser Aluminum & Chemical, Sr. Sub. Notes, 12.750% due 2/1/49 (d)................       127,500
    485,000   BB      Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11..................................       550,475
    750,000   NR      Ormet Corp., 11.000% due 8/15/08 (b)..............................................        75,000
    900,000   BB-     Peabody Energy Corp., 6.875% due 3/15/13..........................................       904,500
                                                                                                         -------------
                                                                                                             1,657,475
                                                                                                         -------------

Office/Business Equipment -- 0.5%
    785,000   B       Interface Inc., Sr. Notes, 10.375% due 2/1/10 (c).................................       761,450
                      Xerox Corp., Sr. Notes:
     20,000   B+        9.750% due 1/15/09 (b)..........................................................        21,850
    255,000   B+        7.125% due 6/15/10..............................................................       248,625
    205,000   B+        7.625% due 6/15/13..............................................................       200,900
                                                                                                         -------------
                                                                                                             1,232,825
                                                                                                         -------------

Oil & Gas Operations -- 5.6%
                      Chesapeake Energy Corp.:
     87,000   BB-       8.375% due 11/1/08..............................................................        92,220
  1,005,000   BB-       8.125% due 4/1/11...............................................................     1,055,250

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                Security                                     Value
-----------------------------------------------------------------------------------------------------------

Oil & Gas Operations -- 5.6% (continued)
$   112,000    BB-      9.000% due 8/15/12................................................... $     121,520
    900,000    BB-      7.750% due 1/15/15...................................................       918,000
    190,000    BB-      Sr. Notes, 7.500% due 9/15/13 (b)....................................       193,325
                      Citgo Petroleum Corp., Sr. Notes:
    180,000    BB       7.875% due 5/15/06...................................................       178,875
    745,000    BB       11.375% due 2/1/11 (b)...............................................       834,400
    520,000    BB     Compagnie Generale de Geophysique S.A., Sr. Notes, 10.625% due 11/15/07       540,800
    620,000    BBB    Dresser Industries Inc., Debentures, 7.600% due 8/15/96................       591,216
  1,023,000    B      El Paso CGP Co., Notes, 7.750% due 6/15/10.............................       895,125
    195,000    BB     Forest Oil Corp., Sr. Notes, 8.000% due 6/15/08........................       199,875
    305,000    B+     Frontier Escrow Corp., Sr. Notes, 8.000% due 4/15/13 (b)...............       311,100
    456,000    BB-    Grant Prideco Escrow Corp., 9.000% due 12/15/09........................       482,220
     80,000    B+     Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11..............        80,000
    461,000    B+     Houston Exploration Co., Sr. Sub. Notes, 7.000% due 6/15/13 (b)........       454,085
    632,000    B+     Key Energy Services Inc., 14.000% due 1/15/09..........................       698,360
    320,800    B+     Magnum Hunter Resources Inc., 10.000% due 6/1/07 (c)...................       332,830
    459,000    BB+    Parker & Parsley Petroleum Co., Sr. Notes, 8.875% due 4/15/05..........       498,015
     90,000    BB+    Pioneer Natural Resources Co., 7.500% due 4/15/12......................       100,350
                      Premcor Refining Group Inc., Sr. Notes:
    415,000    BB-      9.250% due 2/1/10....................................................       439,900
    315,000    BB-      9.500% due 2/1/13....................................................       341,775
    805,000    B+     Universal Compression Inc., Sr. Notes, 7.250% due 5/15/10 (b)..........       817,075
                      Vintage Petroleum Inc.:
     10,000    BB-      Sr. Notes, 8.250% due 5/1/12.........................................        10,550
    519,000    B        Sr. Sub. Notes, 7.875% due 5/15/11...................................       526,785
    965,000    BB+    Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12...............     1,056,675
                      Westport Resources Corp.:
    565,000    B+       8.250% due 11/1/11...................................................       607,375
    224,000    B+       8.250% due 11/1/11 (b)...............................................       240,800
                                                                                              -------------
                                                                                                 12,618,501
                                                                                              -------------

Packaging & Containers -- 2.1%
                      Ball Corp.:
     53,000    BB       7.750% due 8/1/06....................................................        57,108
    230,000    BB       6.875% due 12/15/12..................................................       231,150
    340,000    BB       Sr. Notes, 6.875% due 12/15/12 (b)...................................       341,700
    330,000    B-     Berry Plastics Corp., 10.750% due 7/15/12..............................       363,825
     80,000    B      Crown Cork & Seal Co. Inc., Debentures, 8.000% due 4/15/23.............        65,200
                      Crown European Holdings S.A., Secured Notes:
    105,000    B+       9.500% due 3/1/11 (b)................................................       112,350
    330,000    B        10.875% due 3/1/13 (b)...............................................       366,300
    975,000    B-     Graphic Packaging Corp., Sr. Sub. Notes, 9.500% due 8/15/13 (b)........     1,028,625
    150,000    BB+    Norampac Inc., Sr. Notes, 6.750% due 6/1/13 (b)........................       148,875
    205,000    BB     Owens-Brockway, Secured Notes, 7.750% due 5/15/11 (b)..................       206,025
    608,000    B+     Silgan Corp., Sr. Sub. Debentures, 9.000% due 6/1/09...................       632,320
    625,000    B      Smurfit-Stone Container Corp., 8.250% due 10/1/12......................       650,000
    500,000    B      Stone Container Corp., Sr. Notes, 9.250% due 2/1/08....................       540,000
                                                                                              -------------
                                                                                                  4,743,478
                                                                                              -------------

Pharmaceuticals -- 1.2%
    460,000    BB     AdvancePCS, 8.500% due 4/1/08..........................................       487,600
    280,000    B+     Alpharma Inc., Sr. Notes, 8.625% due 5/1/11 (b)........................       284,200

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
--------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                     Security                           Value
--------------------------------------------------------------------------------------

Pharmaceuticals -- 1.2% (continued)
$   220,000   BB      AmerisourceBergen Corp., 7.250% due 11/15/12...... $     223,300
    788,000   BB-     Biovail Corp., Sr. Sub. Notes, 7.875% due 4/1/10..       795,880
                      Omnicare Inc.:
    190,000   BB+      8.125% due 3/15/11...............................       202,350
    145,000   BB+      Sr. Sub. Notes, 6.125% due 6/1/13................       139,200
    471,000   B-      Vicar Operating Inc., 9.875% due 12/1/09..........       511,035
                                                                         -------------
                                                                             2,643,565
                                                                         -------------

Pipelines -- 7.3%
    805,000   B+      ANR Pipeline Co., Notes, 8.875% due 3/15/10.......       853,300
    550,000   BBB     CenterPoint Resources Corp., Notes, 7.875% due
                       4/1/13 (b).......................................       591,665
                      Dynegy Holdings Inc.:
    850,000   B-       Secured Notes, 10.125% due 7/15/13 (b)...........       884,000
    476,000   CCC+     Sr. Notes, 8.750% due 2/15/12 (c)................       406,980
                      El Paso Corp.:
                       Notes:
    320,000   B          6.950% due 12/15/07 (c)........................       288,000
    545,000   B          7.875% due 6/15/12 (b)(c)......................       482,325
    175,000   B        Sr. Notes, 7.750% due 1/15/32 (c)................       133,875
    856,000   BB-     El Paso Energy Partners L.P./El Paso Energy
                       Partners Finance Corp., 8.500% due 6/1/11 (c)....       913,779
                      El Paso Natural Gas Co.:
    150,000   B+       Bonds, 8.375% due 6/15/32 (b)....................       138,750
    255,000   B+       Debentures, 8.625% due 1/15/22...................       240,975
    545,000   B+      El Paso Production Holding Co., 7.750% due 6/1/13
                       (b)..............................................       531,375
                      GulfTerra Energy Partners L.P.:
    903,000   BB-      10.625% due 12/1/12..............................     1,044,094
    300,000   BB-      Sr. Sub. Notes, 8.500% due 6/1/10 (b)............       319,500
    179,000   B+      Northwest Pipeline Corp., 8.125% due 3/1/10.......       187,055
  1,044,000   BB+     Plains All American Pipeline L.P./PAA Finance
                       Corp., 7.750% due 10/15/12.......................     1,111,860
                      Southern Natural Gas Co., Notes:
  1,181,000   B+       8.875% due 3/15/10...............................     1,251,860
    125,000   B+       7.350% due 2/15/31...............................       116,250
    891,000   B+       8.000% due 3/1/32................................       873,180
    738,000   B+      Transcontinental Gas Pipe Line Corp., Sr. Notes,
                       8.875% due 7/15/12...............................       798,885
    215,000   B+      Transmontaigne Inc., Sr. Sub. Notes, 9.125% due
                       6/1/10 (b).......................................       226,825
    990,000   BB-     Western Gas Resources Inc., 10.000% due 6/15/09...     1,059,300
                      The Williams Cos. Inc.:
    233,000   B+       Debentures, 7.500% due 1/15/31...................       201,545
                       Notes:
    448,000   B+         9.250% due 3/15/04.............................       458,080
    100,000   B+         6.750% due 1/15/06.............................        98,500
    902,000   B+         8.125% due 3/15/12.............................       915,530
    955,000   B+         7.625% due 7/15/19.............................       871,438
     50,000   B+         7.875% due 9/1/21..............................        46,250
    891,000   B+         8.750% due 3/15/32.............................       870,953
    650,000   B+       Sr. Notes, 8.625% due 6/1/10.....................       679,250
                                                                         -------------
                                                                            16,595,379
                                                                         -------------

Real Estate Investment Trusts -- 2.0%
    210,000   B+      CBRE Escrow Inc., Sr. Notes, 9.750% due 5/15/10
                       (b)..............................................       222,600
    610,000   BB-     Choctaw Resort Development Enterprise, Sr. Notes,
                       9.250% due 4/1/09................................       646,600
    309,000   B       Felcor Lodging L.P., 10.000% due 9/15/08 (c)......       324,836

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
---------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                  Security                                       Value
---------------------------------------------------------------------------------------------------------------

Real Estate Investment Trusts -- 2.0% (continued)
$   273,000    B      Felcor Suites L.P., 7.375% due 10/1/04..................................... $     278,460
    700,000    B+     Host Marriott L.P., 9.250% due 10/1/07 (c).................................       743,750
                      iStar Financial Inc., Sr. Notes:
    185,000    BB+      7.000% due 3/15/08.......................................................       190,087
     75,000    BB+      8.750% due 8/15/08.......................................................        82,747
  1,180,000    B+     LNR Property Corp., Sr. Sub. Notes, 10.500% due 1/15/09....................     1,265,550
                      Ventas Realty L.P./Ventas Capital Corp.:
    447,000    BB-      8.750% due 5/1/09........................................................       471,585
    183,000    BB-      9.000% due 5/1/12........................................................       196,268
                                                                                                  -------------
                                                                                                      4,422,483
                                                                                                  -------------

Retail -- 5.1%
                      AmeriGas Partners L.P./AmeriGas Eagle Finance Corp., Sr. Notes:
    100,000    BB-      10.000% due 4/15/06......................................................       107,500
    957,000    BB-      8.875% due 5/20/11.......................................................     1,028,775
  1,114,000    B      Asbury Automotive Group Inc., 9.000% due 6/15/12 (c).......................     1,097,290
    555,000    BB+    Autonation Inc., 9.000% due 8/1/08.........................................       614,662
    392,000    BB     Dillard's Inc., Notes, 6.430% due 8/1/04 (c)...............................       396,410
    900,000    B      Ferrellgas Partners L.P./Ferrellgas Partners, Sr. Notes, 8.750% due 6/15/12       958,500
                      The Gap, Inc., Notes:
    480,000    BB+      9.900% due 12/15/05......................................................       535,800
     66,000    BB+      6.900% due 9/15/07.......................................................        69,878
     40,000    BB+      10.550% due 12/15/08.....................................................        47,850
    270,000    B+     Group 1 Automotive Inc., Sr. Sub. Notes, 8.250% due 8/15/13 (b)............       275,400
    291,000    B-     Hollywood Entertainment Corp., 9.625% due 3/15/11..........................       314,280
                      J.C. Penney Co. Inc.:
    605,000    BB+      Debentures, 7.400% due 4/1/37............................................       633,738
                        Notes:
    708,000    BB+       8.000% due 3/1/10.......................................................       738,090
     85,000    BB+       9.000% due 8/1/12.......................................................        91,800
    800,000    BB-    Jack in the Box Inc., 8.375% due 4/15/08...................................       834,000
    300,000    BB+    Office Depot Inc., Sr. Sub. Notes, 10.000% due 7/15/08.....................       351,000
    555,000    B      PETCO Animal Supplies Inc., Sr. Sub. Notes, 10.750% due 11/1/11............       629,925
    240,000    B+     Rent-A-Center Inc., 7.500% due 5/1/10......................................       242,400
                      Rite Aid Corp., Secured Notes:
    300,000    B+       8.125% due 5/1/10 (b)....................................................       310,500
    315,000    B+       9.500% due 2/15/11 (b)...................................................       338,625
                      Saks Inc.:
     35,000    BB       8.250% due 11/15/08......................................................        36,838
     85,000    BB       7.500% due 12/1/10.......................................................        87,550
    240,000    B+     Sonic Automotive Inc., 11.000% due 8/1/08..................................       254,700
    275,000    B      United Auto Group Inc., 9.625% due 3/15/12.................................       295,969
                      Yum! Brands Inc., Sr. Notes:
     40,000    BB+      7.450% due 5/15/05.......................................................        42,300
    620,000    BB+      8.500% due 4/15/06.......................................................       680,450
    430,000    BB+      8.875% due 4/15/11.......................................................       486,975
                                                                                                  -------------
                                                                                                     11,501,205
                                                                                                  -------------

Semiconductors -- 0.2%
                      Amkor Technology Inc., Sr. Notes:
    325,000    B        9.250% due 2/15/08.......................................................       350,187
     85,000    B        7.750% due 5/15/13 (b)...................................................        83,087
     65,000    B      ON Semiconductor Corp., 12.000% due 3/15/10................................        72,475
                                                                                                  -------------
                                                                                                        505,749
                                                                                                  -------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
--------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                                   Security                                      Value
--------------------------------------------------------------------------------------------------------------

Storage/Warehousing -- 0.3%
$  565,000   BB-     Mobile Mini Inc., Sr. Notes, 9.500% due 7/1/13 (b).......................... $    593,250
                                                                                                  ------------

Telecommunications -- 7.6%
   780,000   B-      ACC Escrow Corp., Sr. Notes, 10.000% due 8/1/11 (b).........................      834,600
   555,000   B+      Avaya Inc., Secured Notes, 11.125% due 4/1/09...............................      624,375
 1,060,000   CCC+    Cincinnati Bell Inc., 7.250% due 7/15/13 (b)................................    1,044,100
   144,000   B       Fairpoint Communications Inc., Sr. Notes, 11.875% due 3/1/10 (b)............      166,320
   471,000   B+      Insight Midwest L.P./Insight Capital Inc., Sr. Notes, 9.750% due 10/1/09 (c)      485,130
   400,000   B-      Juniper Networks Inc., Sub. Notes, 4.750% due 3/15/07.......................      385,000
   780,000   NR      MCI Communications Corp., Sr. Notes, 6.500% due 4/15/10 (c)(d)..............      594,750
                     Nextel Communications Inc.:
    60,000   B+        Sr. Discount Notes, step bond to yield 14.049% due 2/15/08................       63,150
                       Sr. Notes:
   250,000   B+         12.000% due 11/1/08......................................................      266,250
 1,903,000   B+         9.375% due 11/15/09 (c)..................................................    2,064,755
 1,083,000   B+         5.250% due 1/15/10.......................................................      986,884
   300,000   B+         9.500% due 2/1/11........................................................      330,000
   240,000   B+         7.375% due 8/1/15........................................................      241,800
   420,000   B       Nortel Networks Ltd., Notes, 6.125% due 2/15/06.............................      411,600
                     PanAmSat Corp.:
   126,000   B-        8.500% due 2/1/12.........................................................      130,725
   279,000   BB-       Notes, 6.375% due 1/15/08.................................................      287,370
                     Qwest Capital Funding Inc.:
   927,000   CCC+      7.000% due 8/3/09.........................................................      797,220
 1,230,000   CCC+      6.875% due 7/15/28........................................................      916,350
                       Debentures:
    40,000   B-         7.250% due 9/15/25.......................................................       34,600
    40,000   B-         7.200% due 11/10/26......................................................       34,200
   570,000   B-         8.875% due 6/1/31........................................................      567,150
 1,461,000   B-         6.875% due 9/15/33.......................................................    1,219,935
    30,000   B-         7.250% due 10/15/35......................................................       25,800
                       Notes:
 1,564,000   CCC+       13.500% due 12/15/10 (b).................................................    1,798,600
 1,145,000   B-         8.875% due 3/15/12 (b)...................................................    1,230,875
   363,000   CCC+      Sr. Notes, 7.500% due 11/1/08 (c).........................................      342,128
   406,000   BB+     Rogers Wireless Communications Inc., Secured Notes, 9.625% due 5/1/11.......      449,138
   380,000   BB+     TCI Communications Finance III, 9.650% due 3/31/27..........................      448,400
                     WorldCom Inc. -- WorldCom Group:
   992,000   NR        Bonds, 8.250% due 5/15/31 (d).............................................      295,120
   772,000   NR        Notes, 7.875% due 5/15/03 (d).............................................      229,670
                                                                                                  ------------
                                                                                                    17,305,995
                                                                                                  ------------

Textiles -- 0.3%
   761,000   B       Collins & Aikman Floor Cover, 9.750% due 2/15/10............................      783,830
                                                                                                  ------------

Transportation -- 0.8%
   340,000   BB+     Offshore Logistics Inc., 6.125% due 6/15/13 (b).............................      324,700
   560,000   BB-     Petroleum Helicopters, Inc., 9.375% due 5/1/09..............................      613,200
   887,000   BB-     Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11........................      967,939
                                                                                                  ------------
                                                                                                     1,905,839
                                                                                                  ------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $209,064,753)......................................................  216,588,962
                                                                                                  ------------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

High Yield Investments
-----------------------------------------------------------------------------------------------------------------------
  Shares                                                Security                                              Value
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 0.1%
    64,852      Frank's Nursery & Crafts, Inc. (e)........................................................ $     62,258
     3,275      Metal Management Inc. (e).................................................................       59,441
                                                                                                           ------------
                TOTAL COMMON STOCK
                (Cost -- $726,040)........................................................................      121,699
                                                                                                           ------------
PREFERRED STOCK -- 2.5%
                CSC Holdings Inc.:
    19,210       11.125%..................................................................................    2,012,247
       640       11.750%..................................................................................       67,360
     7,510      Fresenius Med Cap Trust II, 7.875%........................................................      784,795
     2,750      Hercules Trust II, 6.500%.................................................................      183,287
       150      Intermedia Communications Inc., 13.500% (c)(e)............................................        2,449
     4,300      Paxon Communications Inc., 14.250% (c)(e).................................................      383,775
     8,460      Shaw Communications Inc., 8.500%..........................................................      209,470
    14,450      Sovereign REIT, 12.000% (b)...............................................................    2,113,313
                                                                                                           ------------
                TOTAL PREFERRED STOCK
                (Cost -- $4,860,542)......................................................................    5,756,696
                                                                                                           ------------
 Warrants
----------
WARRANTS (e) -- 0.0%
     2,000      Motient Corp., Expire 4/1/08 (Cost -- $12,893)............................................           20
                                                                                                           ------------
                SUB-TOTAL INVESTMENTS
                (Cost -- $214,664,228)....................................................................  222,467,377
                                                                                                           ------------
   Face
  Amount
----------
REPURCHASE AGREEMENTS -- 1.7%
$1,487,000      Merrill Lynch, Pierce, Fenner & Smith Inc., 1.010% due 9/2/03; Proceeds at maturity --
                 $1,487,167; (Fully collateralized by U.S. Treasury Bonds and Notes, 1.500% to 13.875%
                 due 11/15/03 to 8/15/26; Market value -- $1,516,740).....................................    1,487,000
 2,400,000      State Street Bank and Trust Co., 0.930% due 9/2/03; Proceeds at maturity --
                 $2,400,248; (Fully collateralized by U.S. Treasury Bonds, 5.250% due 2/15/29; Market
                 value -- $2,448,943).....................................................................    2,400,000
                                                                                                           ------------
                TOTAL REPURCHASE AGREEMENTS
                (Cost -- $3,887,000)......................................................................    3,887,000
                                                                                                           ------------
                TOTAL INVESTMENTS -- 100.0%
                (Cost -- $218,551,228**).................................................................. $226,354,377
                                                                                                           ============

--------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security is on loan (See Note 11).
(d) Security is currently in default.
(e) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is $219,478,423.

   See page 84 for definitions of ratings and certain abbreviations.

                      See Notes to Financial Statements.

          Loaned Securities Collateral
          August 31, 2003

High Yield Investments
----------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                 Security                                                   Value
----------------------------------------------------------------------------------------------------------------------------
$18,763,200 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $18,763,200)............... $18,763,200
                                                                                                                 ===========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
----------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                Security                                        Value
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.6%
                     U.S. Treasury Notes:
$  510,000             2.375% due 8/15/06 (a)(b).................................................... $   508,605
    50,000             3.000% due 11/15/07 (a)......................................................      49,764
 1,430,000             3.250% due 8/15/08 (b).......................................................   1,417,823
   270,000             4.250% due 8/15/13 (a)(b)....................................................     265,697
    15,000           U.S. Treasury Bonds, 5.375% due 2/15/31 (a)....................................      15,327
                     U.S. Treasury Inflation-Indexed Bonds:
   876,731             4.250% due 1/15/10 (a)(b)....................................................   1,003,995
   680,000             1.875% due 7/15/13 (a)(b)....................................................     655,988
   860,398             3.875% due 4/15/29 (a)(b)....................................................   1,034,898
   124,187             3.375% due 4/15/32 (a)(b)....................................................     140,642
                     U.S. Treasury Principal Strips:
   900,000             Due 11/15/21 (b).............................................................     323,497
   100,000             Due 11/15/26.................................................................      26,774
    30,000             Due 11/15/27.................................................................       7,642
                                                                                                     -----------
                     TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost -- $5,412,455)...........................................................   5,450,652
                                                                                                     -----------

   Face
  Amount   Rating(c)
---------- ---------
CORPORATE BONDS AND NOTES -- 23.5%

Aerospace/Defense -- 0.5%
    40,000   A       The Boeing Co., Debentures, 7.250% due 6/15/25.................................      43,146
    17,000   BB-     L-3 Communications Corp., 7.625% due 6/15/12...................................      17,765
    35,000   BBB     Lockheed Martin Corp., Bonds, 8.500% due 12/1/29...............................      44,574
                     Raytheon Co., Notes:
    60,000   BBB-      6.750% due 8/15/07...........................................................      66,591
    60,000   BBB-      5.500% due 11/15/12 (a)......................................................      60,231
                                                                                                     -----------
                                                                                                         232,307
                                                                                                     -----------

Agriculture -- 0.6%
   210,000   BBB     Altria Group, Inc., Debentures, 7.750% due 1/15/27 (b).........................     198,619
     5,000   BB      DIMON Inc., Series B, 9.625% due 10/15/11 (a)..................................       5,525
                     R.J. Reynolds Tobacco Holdings Inc.:
    85,000   BB+       7.250% due 6/1/12 (a)........................................................      70,231
    10,000   BB+       Series B, 7.750% due 5/15/06.................................................       9,500
                                                                                                     -----------
                                                                                                         283,875
                                                                                                     -----------

Airlines -- 0.1%
    50,000   AAA     Delta Air Lines Inc., Pass-Through Certificates, Series 02-1, 6.417% due 7/2/12      51,536
                                                                                                     -----------

Auto Manufacturers -- 0.3%
                     DaimlerChrysler N.A. Holding Corp.:
    30,000   BBB+      4.050% due 6/4/08............................................................      28,825
    60,000   BBB+      7.300% due 1/15/12...........................................................      65,003
    60,000   BBB     Ford Motor Co., Debentures, 8.900% due 1/15/32.................................      60,205
                                                                                                     -----------
                                                                                                         154,033
                                                                                                     -----------

Auto Parts & Equipment -- 0.1%
    12,000   BB-     American Axle & Manufacturing Inc., 9.750% due 3/1/09..........................      12,960
    16,000   BBB-    Lear Corp., Series B, 8.110% due 5/15/09 (a)...................................      17,960
                                                                                                     -----------
                                                                                                          30,920
                                                                                                     -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                                  Security                                     Value
-----------------------------------------------------------------------------------------------------------

Banks -- 1.7%
                     Bank of America Corp.:
$   50,000   A+        Sr. Notes, 5.250% due 2/1/07............................................ $    53,241
    50,000   A         Sub. Notes, 7.400% due 1/15/11..........................................      57,776
                     Bank One Corp.:
    80,000   A         Notes, 6.500% due 2/1/06................................................      87,117
    80,000   A-        Sub. Notes, 5.900% due 11/15/11.........................................      84,642
   110,000   AAA     Kredit Fuer Wiederaufbau, Government Guaranteed, 3.375% due 1/23/08 (b)...     109,403
    40,000   A-      Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (d)...............      47,338
   100,000   A+      U.S. Bancorp, Sr. Notes, Series MTNN, 3.125% due 3/15/08..................      97,087
                     Wells Fargo & Co.:
    25,000   A+        Sr. Notes, 5.125% due 2/15/07...........................................      26,473
   180,000   A         Sub. Notes, 6.375% due 8/1/11 (b).......................................     197,351
    10,000   A+      Wells Fargo Bank N.A., Sub. Notes, 6.450% due 2/1/11......................      11,014
                                                                                                -----------
                                                                                                    771,442
                                                                                                -----------

Beverages -- 0.7%
   140,000   A+      Anheuser Busch Cos. Inc., Debentures, 6.500% due 2/1/43 (b)...............     149,078
                     Constellation Brands Inc.:
    15,000   B+        8.500% due 3/1/09.......................................................      15,675
     6,000   BB        Series B, 8.000% due 2/15/08............................................       6,360
   145,000   A-      The Pepsi Bottling Group, Inc., Sr. Notes, Series B, 7.000% due 3/1/29 (b)     161,667
                                                                                                -----------
                                                                                                    332,780
                                                                                                -----------

Building - Materials -- 0.0%
                     American Standard Inc.:
    17,000   BB+       7.375% due 4/15/05......................................................      17,999
     2,000   BB+       7.375% due 2/1/08.......................................................       2,160
                                                                                                -----------
                                                                                                     20,159
                                                                                                -----------

Building - Residential/Commercial -- 0.1%
    17,000   BB      D.R. Horton Inc., 5.875% due 7/1/13.......................................      15,343
     1,000   BBB-    Lennar Corp., Series B, 9.950% due 5/1/10.................................       1,162
     8,000   B+      Schuler Homes Inc., 10.500% due 7/15/11 (a)...............................       8,880
                                                                                                -----------
                                                                                                     25,385
                                                                                                -----------

Casino Hotels -- 0.1%
    28,000   BB+     Harrah's Operating Co., Inc., 7.875% due 12/15/05.........................      30,310
                     MGM MIRAGE:
     6,000   BB-       9.750% due 6/1/07.......................................................       6,720
    15,000   BB-       8.375% due 2/1/11 (a)...................................................      16,538
    11,000   BBB-    Park Place Entertainment, Sr. Notes, 8.500% due 11/15/06..................      12,017
                                                                                                -----------
                                                                                                     65,585
                                                                                                -----------

Casinos and Gaming -- 0.0%
    12,000   BB-     Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.375% due 7/15/09 (d)...      12,090
                                                                                                -----------

Chemicals -- 0.2%
    50,000   A-      The Dow Chemical Co., Notes, 5.250% due 5/14/04...........................      51,050
    14,000   BB+     FMC Corp., Secured Notes, 10.250% due 11/1/09.............................      15,890
    23,000   B+      IMC Global Inc., Series B, 10.875% due 6/1/08.............................      23,920
                                                                                                -----------
                                                                                                     90,860
                                                                                                -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                             Security                                 Value
--------------------------------------------------------------------------------------------------

Commercial Services -- 0.0%
$    4,000   BBB-    Avis Group Holdings, Inc., 11.000% due 5/1/09.................... $     4,460
                                                                                       -----------

Computer Services -- 0.5%
    65,000   BBB     Electronic Data Systems Corp., Notes, 7.450% due 10/15/29........      60,649
                     International Business Machines Corp.:
    40,000   A+        Debentures, 7.125% due 12/1/96.................................      43,730
   150,000   A+        Notes, 4.750% due 11/29/12 (b).................................     146,862
                                                                                       -----------
                                                                                           251,241
                                                                                       -----------

Diversified Financial Services -- 3.4%
    80,000   A       Boeing Capital Corp., Notes, 6.500% due 2/15/12 (a)..............      84,415
                     CIT Group Inc.:
    15,000   A         Notes, 6.500% due 2/7/06.......................................      16,227
    70,000   A         Sr. Notes, 7.750% due 4/2/12 (a)...............................      79,857
    90,000   A+      Credit Suisse First Boston USA Inc., Notes, 4.625% due 1/15/08...      92,264
                     Ford Motor Credit Co.:
   100,000   BBB       Bonds, 7.375% due 2/1/11.......................................     101,936
    30,000   BBB       Notes, 7.875% due 6/15/10......................................      31,424
    10,000   BBB       Sr. Notes, 5.800% due 1/12/09..................................       9,721
                     General Electric Capital Corp.:
   140,000   AAA       Debentures, Series EMTN, 6.375% due 8/23/08 (b)................     153,486
                       Notes, Series MTNA:
    90,000   AAA        5.875% due 2/15/12............................................      94,433
    60,000   AAA        6.750% due 3/15/32............................................      64,346
   110,000   BBB     General Motors Acceptance Corp., Notes, 7.000% due 2/1/12 (b)....     110,115
                     Goldman Sachs Group Inc., Notes:
    50,000   A+        4.125% due 1/15/08.............................................      50,339
    35,000   A+        4.750% due 7/15/13.............................................      33,163
                     Household Finance Corp., Notes:
    20,000   A         7.200% due 7/15/06.............................................      22,278
    20,000   A         8.000% due 7/15/10.............................................      23,452
    50,000   A         6.375% due 10/15/11............................................      53,604
    80,000   A-      John Deere Capital Corp., Notes, 7.000% due 3/15/12..............      89,603
   120,000   A       Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08 (b).....     120,307
    50,000   A+      Merrill Lynch & Co., Inc., Notes, Series MTNB, 5.350% due 6/15/04      51,524
                     Morgan Stanley Group Inc.:
   125,000   A+        Bonds, 5.800% due 4/1/07 (b)...................................     134,319
    90,000   A+        Notes, 3.625% due 4/1/08.......................................      88,517
    45,000   A+        Unsub. Bonds, 6.100% due 4/15/06...............................      48,633
    17,000   B-      Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10.........      18,955
                                                                                       -----------
                                                                                         1,572,918
                                                                                       -----------

Electric -- 1.9%
                     The AES Corp., Secured Notes:
    13,000   BB        10.000% due 7/15/05 (d)........................................      13,325
    85,000   B+        8.750% due 5/15/13 (d).........................................      86,913
    34,000   CCC+    Calpine Canada Energy Finance LLC, 8.500% due 5/1/08.............      26,010
                     Calpine Corp.:
    60,000   B         Secured Notes, 8.750% due 7/15/13 (d)..........................      56,700
    10,000   CCC+      Sr. Notes, 8.750% due 7/15/07 (a)..............................       7,850
    20,000   A-      Detroit Edison Co., Secured Notes, 6.350% due 10/15/32...........      20,278
   100,000   BBB+    Dominion Resources Inc., Sr. Notes, 5.700% due 9/17/12...........     102,667

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                                Security                                    Value
--------------------------------------------------------------------------------------------------------

Electric -- 1.9% (continued)
$   50,000   BBB+    Duke Energy Co., Sr. Notes, 5.625% due 11/30/12........................ $    50,177
    70,000   BBB-    First Energy Corp., Notes, Series B, 6.450% due 11/15/11...............      68,668
                     Hydro Quebec, Local Government Guaranteed:
   140,000   A+        Series IU, 7.500% due 4/1/16 (b).....................................     167,659
    10,000   A+        Series JL, 6.300% due 5/11/11........................................      11,025
    40,000   BBB-    MidAmerican Energy Holdings Co., Sr. Notes, 5.875% due 10/1/12.........      40,646
   110,000   A-      Niagara Mohawk Power Corp., Sr. Notes, Series G, 7.750% due 10/1/08 (b)     126,242
    40,000   BBB     Oncor Electric Delivery Co., Secured Notes, 6.375% due 1/15/15 (d).....      42,284
    20,000   NR      PG&E Corp., Secured Notes, 6.875% due 7/15/08 (d)......................      20,400
    11,000   BB      Southern California Edison Co., 8.000% due 2/15/07 (d).................      12,100
    30,643   BBB-    System Energy Resources Inc., Secured Bonds, 7.430% due 1/15/11........      32,093
                                                                                             -----------
                                                                                                 885,037
                                                                                             -----------

Food -- 0.5%
   135,000   BBB     Kellogg Co., Notes, Series B, 6.600% due 4/1/11 (b)....................     149,857
    70,000   A-      Nabisco Inc., Debentures, 7.550% due 6/15/15...........................      80,504
    20,000   Ba2*    Smithfield Foods Inc., Sr. Notes, Series B, 8.000% due 10/15/09........      21,100
                                                                                             -----------
                                                                                                 251,461
                                                                                             -----------

Forest Products & Paper -- 0.5%
                     Abitibi Consolidated Inc.:
    10,000   BB+       Bonds, 8.550% due 8/1/10.............................................      10,627
     4,000   BB+       Debentures, 8.500% due 8/1/29........................................       3,820
     9,000   BB+     Cascades Inc., Sr. Notes, 7.250% due 2/15/13 (d).......................       8,932
                     Georgia-Pacific Corp.:
                       Debentures:
     6,000   BB+        9.500% due 12/1/11..................................................       6,375
     4,000   BB+        7.700% due 6/15/15..................................................       3,710
                       Notes:
     1,000   BB+        8.125% due 5/15/11 (a)..............................................         997
     3,000   BB+        7.750% due 11/15/29.................................................       2,512
     1,000   BB+        8.875% due 5/15/31..................................................         928
     6,000   BB+       Sr. Notes, 8.875% due 2/1/10 (d).....................................       6,345
    75,000   BBB     MeadWestvaco Corp., 6.850% due 4/1/12..................................      81,466
                     Weyerhaeuser Co.:
    50,000   BBB       Debentures, 7.375% due 3/15/32.......................................      52,682
    70,000   BBB       Notes, 6.750% due 3/15/12............................................      74,810
                                                                                             -----------
                                                                                                 253,204
                                                                                             -----------

Healthcare Services -- 0.3%
    30,000   BBB-    HCA Inc., Sr. Notes, 7.875% due 2/1/11.................................      32,026
    10,000   BBB     Manor Care Inc., Sr. Notes, 7.500% due 6/15/06.........................      10,700
                     Tenet Healthcare Corp.:
    71,000   BB        Notes, 7.375% due 2/1/13.............................................      70,113
    26,000   BB        Sr. Notes, 6.375% due 12/1/11........................................      24,310
                                                                                             -----------
                                                                                                 137,149
                                                                                             -----------

Holding Companies -- 0.2%
    20,000   BB-     Kansas City Southern Railway, 9.500% due 10/1/08.......................      21,925
    14,000   BB-     Peabody Energy Corp., Series B, 6.875% due 3/15/13.....................      14,070
    50,000   B+      Williams Holdings of Delaware, Debentures, 6.250% due 2/1/06...........      48,500
                                                                                             -----------
                                                                                                  84,495
                                                                                             -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
----------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                              Security                                  Value
----------------------------------------------------------------------------------------------------

Hotels -- 0.1%
$   10,000   BBB-    Hilton Hotels Corp., Notes, 7.625% due 5/15/08..................... $    10,675
    20,000   B+      Host Marriott Corp., Series B, 7.875% due 8/1/08...................      20,200
    10,000   BB+     Starwood Hotels & Resort Worldwide Inc., 7.375% due 5/1/07.........      10,525
                                                                                         -----------
                                                                                              41,400
                                                                                         -----------

Household Products/Wares -- 0.0%
     3,000   BB-     Moore North America Finance Inc., Sr. Notes, 7.875% due 1/15/11 (d)       3,120
                                                                                         -----------

Insurance -- 0.8%
                     Loews Corp.:
   160,000   A         Debentures, 8.875% due 4/15/11 (b)...............................     188,157
    20,000   A         Sr. Notes, 7.625% due 6/1/23.....................................      20,821
    10,000   BB-     Willis Corroon Corp., 9.000% due 2/1/09............................      10,700
   125,000   A+      XL Capital Financial Europe PLC, 6.500% due 1/15/12 (b)............     135,246
                                                                                         -----------
                                                                                             354,924
                                                                                         -----------

Iron & Steel -- 0.0%
    14,000   B+      AK Steel Corp., 7.750% due 6/15/12 (a).............................      10,710
                                                                                         -----------

Lodging -- 0.0%
    20,000   BB+     Mandalay Resort Group, Debentures, 7.000% due 11/15/36.............      21,150
                                                                                         -----------

Machinery - Diversified -- 0.1%
    20,000   BB      AGCO Corp., 9.500% due 5/1/08......................................      21,800
                     Cummins Inc.:
    10,000   BB+       Debentures, 7.125% due 3/1/28....................................       8,950
     4,000   BB+       Sr. Notes, 9.500% due 12/1/10 (d)................................       4,480
     5,000   BB-     Teekay Shipping Corp., Sr. Notes, 8.875% due 7/15/11...............       5,456
                                                                                         -----------
                                                                                              40,686
                                                                                         -----------

Manufacturing - Miscellaneous -- 1.0%
    80,000   AAA     General Electric Co., Notes, 5.000% due 2/1/13.....................      78,980
    22,000   BB+     SPX Corp., Sr. Notes, 7.500% due 1/1/13............................      22,990
                     Tyco International Group S.A.:
   220,000   BBB-      6.375% due 10/15/11 (b)..........................................     221,375
    26,000   BBB-      7.000% due 6/15/28...............................................      24,473
   144,000   BBB-      6.875% due 1/15/29 (a)(b)........................................     134,964
                                                                                         -----------
                                                                                             482,782
                                                                                         -----------

Media -- 1.7%
    10,000   BBB-    AMFM Inc., 8.000% due 11/1/08......................................      11,400
   190,000   BBB+    AOL Time Warner Inc., 7.700% due 5/1/32 (b)+.......................     209,181
    10,000   BB+     British Sky Broadcasting PLC, 6.875% due 2/23/09...................      10,800
   150,000   BBB     Comcast Corp., 6.500% due 1/15/15 (b)..............................     157,692
    50,000   BBB     Cox Communications Inc., Notes, 7.125% due 10/1/12.................      55,722
                     CSC Holdings Inc., Debentures:
     4,000   BB-       7.875% due 2/15/18...............................................       3,860
     1,000   BB-       7.625% due 7/15/18...............................................         955
    10,000   BB-       Sr. Notes, Series B, 7.625% due 4/1/11...........................      10,050
    10,000   B       Dex Media West Finance LLC Co., Sr. Notes, 8.500% due 8/15/10 (d)..      10,850
    16,000   BB-     EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09...................      17,100

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
-------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                                Security                                   Value
-------------------------------------------------------------------------------------------------------

Media -- 1.7% (continued)
                     News America Holdings:
$   40,000   BBB-      7.300% due 4/30/28.................................................. $    42,846
    70,000   BBB-      7.625% due 11/30/28.................................................      77,799
    40,000   BBB-      Sr. Notes, 6.550% due 3/15/33 (d)...................................      39,537
    10,000   BBB-    Rogers Cable Inc., Secured Notes, 7.875% due 5/1/12...................      10,538
    50,000   BBB+    Time Warner Entertainment Co., L.P., Sr. Notes, 8.375% due 7/15/33....      60,619
                     Viacom Inc.:
    25,000   A-        6.400% due 1/30/06..................................................      27,130
    40,000   A-        5.625% due 8/15/12..................................................      41,478
    20,000   B+      Vivendi Universal S.A., Sr. Notes, 6.250% due 7/15/08 (d).............      20,100
                                                                                            -----------
                                                                                                807,657
                                                                                            -----------

Money Center Banks -- 0.3%
                     J.P. Morgan Chase & Co.:
    70,000   A+        Sr. Notes, 4.000% due 2/1/08........................................      70,317
                       Sub. Notes:
    20,000   A          6.000% due 2/15/09.................................................      21,400
    50,000   A          5.750% due 1/2/13..................................................      51,467
    10,000   BBB-    Sumitomo Mitsui Banking Corp./New York, Sub. Notes, 8.000% due 6/15/12      11,615
                                                                                            -----------
                                                                                                154,799
                                                                                            -----------

Non-Hazardous Waste Disposal -- 0.7%
    23,000   BB-     Allied Waste North America, Series B, 8.875% due 4/1/08...............      24,783
                     Waste Management Inc.:
   110,000   BBB       6.370% due 11/15/12 (b).............................................     116,011
    40,000   BBB       7.375% due 5/15/29..................................................      42,897
   120,000   BBB       7.750% due 5/15/32 (b)..............................................     135,866
                                                                                            -----------
                                                                                                319,557
                                                                                            -----------

Oil & Gas Drilling -- 2.6%
                     Anadarko Finance Co., Series B:
    25,000   BBB+      6.750% due 5/1/11...................................................      27,887
    70,000   BBB+      7.500% due 5/1/31...................................................      80,875
    40,000   BBB     Anderson Exploration Ltd., Notes, 6.750% due 3/15/11..................      43,654
    80,000   A-      Apache Corp., Notes, 6.250% due 4/15/12...............................      87,598
    40,000   AA+     Atlantic Richfield Co., Notes, 5.900% due 4/15/09.....................      43,686
    20,000   AA+     BP Capital Markets PLC, 4.625% due 5/27/05............................      20,949
    17,000   BB-     Chesapeake Energy Corp., 8.125% due 4/1/11............................      17,850
   170,000   AA      Chevron Texaco Capital Co., 3.500% due 9/17/07 (b)....................     171,097
    50,000   A-      Conoco Funding Co., 6.350% due 10/15/11...............................      54,506
    80,000   A-      Conoco Inc., Sr. Notes, 6.950% due 4/15/29............................      88,028
                     ConocoPhillips:
   220,000   A-        4.750% due 10/15/12 (b).............................................     215,608
    30,000   A-        Notes, 8.750% due 5/25/10...........................................      36,576
    60,000   BBB     Devon Energy Corp., Debentures, 7.950% due 4/15/32....................      70,308
    70,000   BBB     Devon Financing Corp. ULC, 6.875% due 9/30/11.........................      77,454
                     Forest Oil Corp.:
     5,000   BB        7.750% due 5/1/14...................................................       4,938
     5,000   BB        Sr. Notes, 8.000% due 6/15/08.......................................       5,125
    10,000   BB+     Parker & Parsley Petroleum Co., Sr. Notes, 8.875% due 4/15/05.........      10,850
    10,000   BBB+    Petronas Capital Ltd., 7.875% due 5/22/22 (d).........................      10,959
    30,000   B       Petrozuata Finance Inc., 8.220% due 4/1/17 (d)........................      24,450

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
-------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                          Security                             Value
-------------------------------------------------------------------------------------------

Oil & Gas Drilling -- 2.6% (continued)
$    4,000   BB+     Pioneer Natural Resources Co., 9.625% due 4/1/10.......... $     4,850
    90,000   AAA     Seariver Maritime Inc., zero coupon due 9/1/12............      57,205
    10,000   B       Vintage Petroleum Inc., Sr. Sub. Notes, 7.875% due 5/15/11      10,150
    10,000   BB+     Western Oil Sands Inc., Secured Notes, 8.375% due 5/1/12..      10,950
    30,000   BB      XTO Energy Inc., Sr. Notes, 6.250% due 4/15/13............      30,150
                                                                                -----------
                                                                                  1,205,703
                                                                                -----------

Oil & Gas Services -- 0.0%
    11,000   BB-     Grant Prideco Escrow Corp., 9.000% due 12/15/09...........      11,633
                                                                                -----------

Packaging & Containers -- 0.1%
    17,000   BB      Ball Corp., 6.875% due 12/15/12...........................      17,085
     9,000   BB+     Norampac Inc., Sr. Notes, 6.750% due 6/1/13 (d)...........       8,933
                                                                                -----------
                                                                                     26,018
                                                                                -----------

Pharmaceuticals -- 0.4%
    10,000   BB      AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08.....      10,625
    10,000   BB-     Biovail Corp., Sr. Sub. Notes, 7.875% due 4/1/10..........      10,100
   150,000   AA-     Bristol-Myers Squibb Co., Notes, 5.750% due 10/1/11 (b)...     157,342
    10,000   BB+     Omnicare Inc., Series B, 8.125% due 3/15/11...............      10,650
                                                                                -----------
                                                                                    188,717
                                                                                -----------

Pipelines -- 0.4%
    40,000   CCC+    Dynegy Holdings Inc., Sr. Notes, 8.750% due 2/15/12 (a)...      34,200
                     El Paso Corp., Sr. Notes, Series MTN:
    90,000   B         7.800% due 8/1/31.......................................      68,850
    40,000   B         7.750% due 1/15/32 (a)..................................      30,600
    10,000   B+      El Paso National Gas Co., Bonds, 8.375% due 6/15/32 (d)...       9,250
                     The Williams Cos. Inc., Notes:
    30,000   B+        7.750% due 6/15/31......................................      26,475
    10,000   B+        8.750% due 3/15/32......................................       9,775
                                                                                -----------
                                                                                    179,150
                                                                                -----------

Real Estate Investment Trust -- 0.1%
     9,000   BBB-    Healthcare REIT Inc., Notes, 8.000% due 9/12/12...........       9,820
     2,000   B+      Host Marriott L.P., Series G, 9.250% due 10/1/07..........       2,125
    10,000   BB-     Ventas Realty L.P./Ventas Capital Corp., 8.750% due 5/1/09      10,550
                                                                                -----------
                                                                                     22,495
                                                                                -----------

Regional Authority -- 0.7%
   170,000   AA      Province of Ontario, Notes, 3.500% due 9/17/07 (b)........     169,903
                     Province of Quebec, Debentures:
   120,000   A+        7.500% due 9/15/29 (b)..................................     143,792
    30,000   A+        Series NJ, 7.500% due 7/15/23...........................      35,502
                                                                                -----------
                                                                                    349,197
                                                                                -----------

Retail -- 0.8%
    10,000   BB+     The Gap Inc., Notes, 6.900% due 9/15/07...................      10,588
    17,000   BB+     J.C. Penney Co., Inc., Notes, 8.000% due 3/1/10...........      17,723
   120,000   A+      Target Corp., Notes, 5.875% due 3/1/12 (a)(b).............     127,321
   170,000   AA      Wal-Mart Stores Inc., Notes, 7.550% due 2/15/30 (b).......     204,324
                                                                                -----------
                                                                                    359,956
                                                                                -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
-------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                          Security                             Value
-------------------------------------------------------------------------------------------

Telecommunications -- 1.5%
$   15,000   BBB     AT&T Corp., Sr. Notes, 8.500% due 11/15/31................ $    16,982
                     AT&T Wireless Services, Inc.:
    50,000   BBB       Notes, 8.125% due 5/1/12................................      57,511
    45,000   BBB       Sr. Notes, 7.350% due 3/1/06............................      49,413
    10,000   A+      BellSouth Corp., Notes, 6.000% due 10/15/11...............      10,740
    10,000   A-      British Telecommunications PLC, Bonds, 8.875% due 12/15/30      12,562
    20,000   CCC+    Cincinnati Bell Inc., 7.250% due 7/15/13 (d)..............      19,700
                     Deutsche Telekom International Financial B.V.:
    10,000   BBB+      5.250% due 7/22/13......................................       9,645
    25,000   BBB+      8.750% due 6/15/30......................................      30,126
    10,000   B+      Nextel Communication Inc., Sr. Notes, 7.375% due 8/1/15...      10,075
                     PanAmSat Corp.:
     6,000   B-        8.500% due 2/1/12.......................................       6,225
     4,000   BB-       Notes, 6.375% due 1/15/08...............................       4,120
    30,000   A+      SBC Communications Inc., Notes, 5.875% due 8/15/12........      31,688
                     Sprint Capital Corp.:
    60,000   BBB-      6.000% due 1/15/07......................................      63,092
   100,000   BBB-      6.125% due 11/15/08.....................................     103,995
    10,000   BBB-      8.750% due 3/15/32......................................      11,401
    30,000   BBB-      Notes, 8.375% due 3/15/12...............................      34,135
                     Verizon Global Funding Corp., Notes:
   140,000   A+        6.875% due 6/15/12 (b)..................................     154,541
    50,000   A+        7.375% due 9/1/12 (a)...................................      56,984
                                                                                -----------
                                                                                    682,935
                                                                                -----------

Transportation - Rail -- 0.5%
    75,000   BBB     Canadian Pacific Railway Ltd., Bonds, 7.125% due 10/15/31.      84,204
                     Norfolk Southern Corp., Sr. Notes:
    20,000   BBB       6.750% due 2/15/11......................................      22,121
    20,000   BBB       7.250% due 2/15/31......................................      22,019
                     Union Pacific Corp.:
    55,000   BBB       Debentures, 6.625% due 2/1/29...........................      57,190
    45,000   BBB       Notes, 6.650% due 1/15/11...............................      49,523
                                                                                -----------
                                                                                    235,057
                                                                                -----------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $11,173,110).....................................  11,008,583
                                                                                -----------
SOVEREIGN BONDS -- 3.1%

Brazil -- 0.5%
                     Federal Republic of Brazil:
    86,199   B+        Bonds, Series 20 Year, 8.000% due 4/15/14...............      77,606
    50,000   B+        DCB, Series 18 Year, 2.188% due 4/15/12.................      40,281
    14,118   B+        NMB, Series 15 Year, 2.188% due 4/15/09.................      12,512
    30,000   B+        Notes, 12.000% due 4/15/10..............................      31,538
                       Unsub. Bonds.:
    10,000   B+         10.000% due 8/7/11.....................................       9,475
    40,000   B+         11.000% due 8/17/40....................................      36,480
    10,000   B+        Unsub. Notes, 14.500% due 10/15/09......................      11,725
                                                                                -----------
                                                                                    219,617
                                                                                -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(c)                             Security                                 Value
--------------------------------------------------------------------------------------------------

Bulgaria -- 0.1%
                     Republic of Bulgaria, Bonds:
$   25,000   BB+       8.250% due 1/15/15 (d)......................................... $    27,625
    16,000   BB+       8.250% due 1/15/15 (d).........................................      17,680
                                                                                       -----------
                                                                                            45,305
                                                                                       -----------

Colombia -- 0.1%
                     Republic of Colombia:
    20,000   BB        Bonds, 11.750% due 2/25/20.....................................      23,550
    25,000   BB        Notes, 10.500% due 7/9/10......................................      28,187
                                                                                       -----------
                                                                                            51,737
                                                                                       -----------

Italy -- 0.1%
    40,000   AA      Republic of Italy, Bonds, 2.500% due 3/31/06.....................      39,998
                                                                                       -----------

Mexico -- 1.9%
                     United Mexican States:
   490,000   BBB-      Bonds, 11.500% due 5/15/26 (b).................................     684,775
   190,000   BBB-      Notes, 8.375% due 1/14/11 (b)..................................     219,450
                                                                                       -----------
                                                                                           904,225
                                                                                       -----------

Panama -- 0.1%
                     Republic of Panama, Bonds:
    30,000   BB        9.375% due 7/23/12.............................................      33,900
    15,000   BB        10.750% due 5/15/20............................................      17,813
                                                                                       -----------
                                                                                            51,713
                                                                                       -----------

Peru -- 0.1%
    60,000   BB-     Republic of Peru, Bonds, FLIRB, Series 20 Year, 4.500% due 3/7/17      50,700
                                                                                       -----------

Philippines -- 0.1%
    45,000   BB      Philippine Government International Bond, 9.875% due 1/15/19.....      47,306
                                                                                       -----------

Russia -- 0.1%
    70,000   BB      Russian Federation, Unsub. Bonds, 5.000% due 3/31/30.............      64,137
                                                                                       -----------
                     TOTAL SOVEREIGN BONDS
                     (Cost -- $1,471,902).............................................   1,474,738
                                                                                       -----------

  Shares
----------
PREFERRED STOCK -- 0.2%
       200           Fresenius Medical Care Capital Trust II, 7.875% due 2/1/08.......      20,900
     1,000           Home Ownership Funding CP II, 13.338% (d)........................      55,469
        35           McLeodUSA Inc., Series A, 2.500% due 4/18/12.....................         198
                                                                                       -----------
                     TOTAL PREFERRED STOCK
                     (Cost -- $89,818)................................................      76,567
                                                                                       -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
------------------------------------------------------------------------------------------

Warrants                                Security                                  Value
------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
        77 McLeodUSA Inc., Expire 4/16/07 (Cost -- $0)........................ $        29
                                                                               -----------

Contracts
----------
PURCHASED OPTIONS -- 0.2%
           Euro Dollar Futures:
         2   Call @ 96.5, Expire 9/15/03......................................       5,575
         5   Call @ 99.5, Expire 12/15/03.....................................          31
         8   Put @ 99.5, Expire 3/15/04.......................................      20,100
        13 Euro Dollar Midcurve 1 Year Futures, Put @ 99.25, Expire 9/12/03...      53,300
                                                                               -----------
           TOTAL PURCHASED OPTIONS
           (Cost -- $44,465)..................................................      79,006
                                                                               -----------

  Face
 Amount
----------
ASSET-BACKED SECURITIES -- 12.5%
$   56,458 Advanta Revolving Home Equity Loan Trust, 1.360% due 8/25/24.......      56,360
   106,351 Banc of America Funding Corp., 6.000% due 5/20/33..................     108,350
   180,000 Capital Auto Receivables Asset Trust, 1.160% due 6/15/05 (b).......     180,056
    61,570 CDC Mortgage Capital Trust, 1.420% due 1/25/33.....................      61,608
           Chase Funding Mortgage Loan Asset-Backed Certificates:
    61,937   1.360% due 5/25/32...............................................      52,461
    52,571   1.430% due 8/25/32...............................................      62,202
   100,000 Commercial Mortgage Acceptance Corp., 6.570% due 12/15/30..........     108,284
           Countrywide Asset-Backed Certificates:
   199,406   1.480% due 5/25/32 (b)...........................................     199,821
   129,323   1.800% due 5/25/32 (b)(d)........................................     129,525
   138,203   Series 2000-4, 1.350% due 12/25/31 (b)...........................     138,333
    32,666   Series 2001-BC3, 1.350% due 12/25/31.............................      32,731
           Countrywide Home Equity Loan Trust:
    23,262   1.350% due 4/15/27...............................................      23,255
    45,444   1.350% due 5/15/28...............................................      45,374
    54,811 Countrywide Home Loans, 7.090% due 8/25/29 (e).....................         347
    19,570 CS First Boston Mortgage Securities Corp., 1.440% due 2/15/32......      19,586
    12,195 Delta Funding Home Equity Loan Trust, 1.710% due 2/15/31...........      12,251
   200,000 Deutsche Mortgage and Asset Receiving Corp., 6.538% due 6/15/31 (b)     216,371
           EMC Mortgage Loan Trust:
   273,389   1.660% due 8/25/40 (b)(d)........................................     274,200
    63,942   1.760% due 2/25/41 (d)...........................................      63,942
           Fannie Mae:
             Bonds:
    30,000    4.375% due 3/15/13 (a)..........................................      28,732
   310,000    6.625% due 11/15/30 (b).........................................     341,798
    30,000   Notes, 3.250% due 8/15/08 (a)....................................      29,232
   120,000 Federal Home Loan Bank System, Bonds, 4.875% due 11/15/06 (b)......     126,987
   322,471 Fleet Home Equity Loan Trust, 1.360% due 1/20/33 (b)...............     322,435
           Freddie Mac:
    50,000   Bonds, 6.750% due 3/15/31........................................      56,007
   200,000   Notes, 4.500% due 7/15/13 (a)(b).................................     191,741
   188,403   Strip, 6.000% due 2/1/33 (e).....................................      40,685

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------

   Face
  Amount                                  Security                                   Value
---------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 12.5% (continued)
           GMAC Commercial Mortgage Securities Inc.:
$   79,010   1.350% due 7/15/12 (d).............................................. $    78,911
   200,000   6.700% due 5/15/30 (b)..............................................     220,715
   308,000 Government National Mortgage Association, 13.780% due 1/20/32.........     292,454
    60,845 Household Automotive Trust, 6.650% due 4/17/06........................      61,283
   179,580 Impac CMB Trust, 1.510% due 3/25/33 (b)...............................     179,920
           Lehman Brothers Commercial Mortgage Trust:
    34,102   1.340% due 11/19/12 (d).............................................      34,118
    97,230   1.350% due 8/16/13 (d)..............................................      97,286
   100,000 Nationslink Funding Corp., 6.867% due 1/22/26.........................     107,659
           New Century Home Equity Loan Trust:
    14,106   1.390% due 7/25/30..................................................      14,098
    61,898   1.400% due 6/20/31..................................................      61,881
   200,000 Nomura Asset Securities Corp., 7.120% due 4/13/39 (b).................     219,173
    92,748 Ocwen Residential MBS Corp., 7.000% due 10/25/40 (d)..................      94,725
           Option One Mortgage Loan Trust:
    71,136   1.510% due 11/25/32.................................................      71,431
   183,777   1.530% due 2/25/33 (b)..............................................     184,423
   134,753 Option One Mortgage Securities Corp. NIM Trust, 1.500% due 1/26/10 (d)     134,795
   162,758 Provident Bank Home Equity Loan Trust, 1.500% due 1/25/31 (b).........     162,635
   100,000 Providian Master Trust, 1.280% due 4/15/09............................      99,753
    27,531 Prudential Home Mortgage Securities, 14.451% due 12/25/08.............      27,916
   100,000 Public Service New Hampshire Funding LLC, 6.480% due 5/1/15...........     110,602
           Residential Asset Mortgage Products Inc.:
   184,969   1.450% due 3/25/33 (b)..............................................     185,084
   191,869   1.440% due 5/25/33 (b)..............................................     191,935
    17,500 Sears Credit Account Master Trust, 6.050% due 1/15/08.................      17,719
    41,758 Security National Mortgage Loan Trust, 3.070% due 8/25/10 (d).........      41,927
   140,502 Structured Asset Securities Corp., 1.610% due 8/25/32 (b).............     141,077
    80,000 Wachovia Asset Securitization Inc., 1.480% due 9/27/32................      80,299
                                                                                  -----------
           TOTAL ASSET-BACKED SECURITIES
           (Cost -- $5,849,084)..................................................   5,834,493
                                                                                  -----------
MORTGAGE-BACKED SECURITIES -- 29.2%

Federal Home Loan Mortgage Corp. (FHLMC) -- 4.8%
           FHLMC:
   409,104   21.900% due 12/15/24 (e)............................................      39,386
   400,000   13.880% due 12/15/31................................................     375,861
             Gold:
   141,824    6.500% due 11/1/16 (b).............................................     148,815
    43,446    7.500% due 7/1/28..................................................      46,479
   186,798    7.000% due 11/1/29.................................................     196,987
    95,485    7.000% due 11/1/30.................................................     100,641
    66,009    6.500% due 2/1/33..................................................      68,387
    14,934    6.500% due 3/1/33..................................................      15,471
    13,124    6.500% due 4/1/33..................................................      13,597
 1,100,000    5.000% due 9/1/33 (f)..............................................   1,062,875
   169,000    6.000% due 9/1/33 (f)(g)...........................................     171,746
                                                                                  -----------
                                                                                    2,240,245
                                                                                  -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------

   Face
  Amount                                 Security                                    Value
---------------------------------------------------------------------------------------------

Federal National Mortgage Association (FNMA) -- 12.8%
           FNMA:
$   56,293  5.500% due 11/25/10.................................................. $    57,025
   386,437  6.000% due 11/1/13...................................................     401,457
    22,854  5.500% due 5/1/17....................................................      23,365
   119,601  6.500% due 7/1/17....................................................     127,046
    41,446  5.500% due 5/1/18....................................................      42,361
    67,083  6.500% due 5/1/23....................................................      69,670
    55,661  7.000% due 3/18/26 (e)...............................................       1,132
   114,690  5.500% due 10/18/27..................................................     117,300
   393,241  6.000% due 11/1/32...................................................     399,929
   112,475  5.760% due 5/25/33...................................................     110,043
   415,855  6.000% due 5/25/33 (e)...............................................      96,050
    43,020  6.500% due 2/1/33....................................................      44,543
   810,000  4.500% due 9/1/18 (f)(g).............................................     795,825
 1,400,000  5.000% due 9/1/18 (f)(g).............................................   1,405,250
 1,100,000  6.000% due 9/1/33 (f)(g).............................................   1,118,562
 1,000,000  6.500% due 9/1/33 (f)................................................   1,034,062
            Interest Strips:
   471,530    6.000% due 1/1/32 (e)..............................................      92,550
   177,966    6.000% due 7/1/32 (e)..............................................      35,881
                                                                                  -----------
                                                                                    5,972,051
                                                                                  -----------

Government National Mortgage Association (GNMA) -- 11.6%
    49,324 Ginnie Mae II pool, 8.000% due 6/20/25................................      52,952
           GNMA I:
   155,373  6.000% due 3/15/29...................................................     158,895
    57,803  8.000% due 2/15/30...................................................      62,159
     8,133  8.000% due 3/15/30...................................................       8,746
   156,388  6.500% due 6/15/31 (b)...............................................     162,766
    89,996  6.500% due 12/15/31..................................................      93,667
   244,123  6.500% due 5/15/32 (b)...............................................     254,073
    67,378  6.000% due 8/15/32...................................................      68,864
   289,153  6.000% due 10/15/32..................................................     295,530
 1,600,000  6.500% due 9/1/33 (f)(g).............................................   1,664,499
 2,700,000  5.000% due 9/1/33 (f)(g).............................................   2,618,158
                                                                                  -----------
                                                                                    5,440,309
                                                                                  -----------
           TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $13,750,728)................  13,652,605
                                                                                  -----------
           SUB-TOTAL INVESTMENTS (Cost -- $37,791,562)...........................  37,576,673
                                                                                  -----------
SHORT-TERM INVESTMENTS -- 19.7%
COMMERCIAL PAPER -- 0.7%
   340,000 Federal National Mortgage Association, zero coupon note due 10/22/03
            (h) (Cost -- $339,437)...............................................     339,437
                                                                                  -----------

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------

   Face
  Amount                                 Security                                    Value
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 19.0%
$   95,000  CIBC World Markets Corp., 0.950% due 9/2/03; Proceeds at maturity --
              $95,010; (Fully collateralized by U.S..............................
              Treasury Bills and Notes, 0.000% to 7.875% due 11/13/03 to
              2/15/12; Market value -- $96,900).................................. $    95,000
 8,472,000  Merrill Lynch, Pierce, Fenner & Smith Inc., 1.010% due 9/2/03;
              Proceeds at maturity -- $8,472,951; (Fully collateralized by U.S.
              Treasury Notes and Bonds, 1.500% to 13.875% due 11/15/03 to
              8/15/26; Market value -- $8,641,440) (b)...........................   8,472,000
    87,000  Morgan Stanley, 0.990% due 9/2/03; Proceeds at maturity --
              $87,009; (Fully collateralized by U.S. Treasury....................
              Notes and Bonds, 3.000% to 11.250% due 11/15/05 to 2/15/31; Market
              value -- $88,949)..................................................      87,000
   222,000  State Street Bank and Trust Co., 0.930% due 9/2/03; Proceeds at
              maturity -- $222,023; (Fully collateralized........................
              by U.S. Treasury Bonds, 8.000% due 11/15/21; Market value --
              $229,288)..........................................................     222,000
                                                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (Cost -- $8,876,000)......................   8,876,000
                                                                                  -----------
           TOTAL SHORT-TERM INVESTMENTS (Cost -- $9,215,437).....................   9,215,437
                                                                                  -----------
           TOTAL INVESTMENTS -- 100.0% (Cost -- $47,006,999**)................... $46,792,110
                                                                                  ===========

--------
(a) All or a portion of this security is on loan (See Note 11).
(b) All or a portion of this security is segregated for open futures contracts commitments and/or to-be-announced securities.
(c) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Interest only security.
(f) Security is traded on a "to-be-announced" basis (See Note 9).
(g) Security acquired under mortgage dollar roll agreement (See Note 10).
(h) Security is held as collateral for open futures contracts commitments.
+ Subsequent to the reporting period, the company changed its name to Time Warner Inc.
** Aggregate cost for Federal income tax purposes is $47,140,334.

   See page 84 for definitions of ratings and certain abbreviations.

   Abbreviations used in this schedule:

DCB   --  Debt Conversion Bonds
FLIRB --  Front-Loaded Interest Reduction Bonds
NMB   --  New Money Bonds


Loaned Securities Collateral
August 31, 2003

Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------------

   Face
  Amount                                         Security                                          Value
-----------------------------------------------------------------------------------------------------------
$2,134,508 State Street Navigator Securities Lending Trust Prime Portfolio (Cost -- $2,134,508) $ 2,134,508
                                                                                                ===========

                      See Notes to Financial Statements.

          Schedules of Options Written
          August 31, 2003


Multi-Sector Fixed Income Investments
-------------------------------------------------------------------------------------

Contracts                Security                  Expiration Strike Price   Value
-------------------------------------------------------------------------------------
    7     Euro Dollar Call........................   12/03      $ 98.00    $ (13,300)
   17     Euro Dollar Midcurve Future Put.........    9/03        98.25      (27,412)
    4     U.S. Treasury 5 Year Note Future Call...   11/03       116.00         (125)
    3     U.S. Treasury 5 Year Note Future Put....   11/03       109.00       (2,906)
   13     U.S. Treasury 10 Year Note Future Call..    9/03       111.00       (8,125)
   25     U.S. Treasury 10 Year Note Future Call..   11/03       113.00      (17,578)
    7     U.S. Treasury 10 Year Note Future Call..   11/03       115.00       (2,516)
   10     U.S. Treasury 10 Year Note Future Call..   11/03       120.00         (469)
   10     U.S. Treasury 10 Year Note Future Put...   11/03       111.00      (26,875)
   15     U.S. Treasury Bonds Future Call.........   11/03       110.00      (17,813)
   22     U.S. Treasury Bonds Future Call.........   11/03       112.00      (16,500)
    7     U.S. Treasury Bonds Future Call.........   11/03       116.00       (2,078)
   14     U.S. Treasury Bonds Future Call.........   11/03       118.00       (2,406)
                                                                           ---------
          TOTAL OPTIONS WRITTEN (Premiums
          received -- $115,012)...................                         $(138,103)
                                                                           =========

                      See Notes to Financial Statements.

          Schedules of Investments
          (continued)

Government Money Investments
--------------------------------------------------------------------------------------------------------

   Face                                                                        Annualized
  Amount                                Security                                 Yield         Value
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 96.3%
$11,660,000 Federal Farm Credit Bank mature 10/2/03 to 6/10/04.............. 1.00% to 5.00% $ 11,633,067
 13,580,000 Federal Home Loan Bank mature 9/2/03 to 12/1/03.................   1.03 to 5.63   13,566,466
 24,329,000 Federal Home Loan Mortgage Corp. mature 9/12/03 to 2/26/04......   1.03 to 6.38   24,266,842
 15,250,000 Federal National Mortgage Association mature 10/22/03 to 1/21/04   1.02 to 4.75   15,219,652
 42,000,000 Sallie Mae mature 9/2/03 to 1/9/04..............................   0.84 to 1.22   42,001,056
                                                                                            ------------
            TOTAL U.S. GOVERNMENT AGENCY DISCOUNT NOTES
            (Cost -- $106,687,083)..........................................                 106,687,083
                                                                                            ------------
U.S. TREASURY OBLIGATION -- 3.7%
  4,000,000 U.S. Treasury Note matures 3/31/04 (Cost -- $4,054,445).........      3.63         4,054,445
                                                                                            ------------
            TOTAL INVESTMENTS -- 100.0%
            (Cost -- $110,741,528*).........................................                $110,741,528
                                                                                            ============

--------
*Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.

          Ratings and Security Descriptions
          (unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B,   -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,      balance, as predominantly speculative with respect to the issuer's
CC and C  capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.
D        -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.

 Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
 Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
         "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
 A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
 Baa    -- Bonds rated "Baa" are considered to be medium grade obligations,
         i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
         characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
 Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
         Uncertainty of position characterizes bonds in this class.
 B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
 Caa    -- Bonds rated "Caa" and "Ca" are of poor standing. These issues may and Ca  be in default, or present elements of danger may exist with respect to principal or interest.
 C      -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
 NR     -- Indicates that the bond is not rated by Standard & Poor's or
         Moody's.

Short-Term Security Ratings

 VMIG 1 -- Moody's highest rating for issues having demand feature --
         variable-rate demand obligation (VRDO).
 P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
 A-1    -- Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus
         (+) sign.

Abbreviations*

AMBAC -- AMBAC Indemnity Corporation             GO   -- General Obligation
CMO   -- CollateralizedMortgage Obligations      ISD  -- Independent School District
FGIC  -- Financial Guaranty Insurance Company    MBIA -- Municipal Bond Investors Assurance Corporation
FHLMC -- FederalHome Loan Mortgage Corporation   PCR  -- Pollution Control Revenue
FNMA  -- Federal National Mortgage Association   PDI  -- Past Due Interest
FSA   -- FinancialSecurity Assurance             PSFG -- Permanent School Fund Guaranty
GNMA  -- GovernmentNational Mortgage Association VRDN -- Variable Rate Demand Note

--------
* Abbreviations may or may not appear on the schedules of investments.

                     (This page intentionally left blank.)

          Statements of Assets and Liabilities
          August 31, 2003


                                                                 Large           Large
                                                             Capitalization  Capitalization
                                                              Value Equity       Growth
                                                              Investments     Investments
--------------------------------------------------------------------------------------------
ASSETS:
 Investments, at cost....................................... $  993,084,360  $  937,892,214
 Short-term investments, at cost............................     43,759,000      21,155,000
 Loaned securities collateral, at cost (Note 11)............             --              --
                                                             ==============  ==============
 Investments, at value...................................... $1,068,471,135  $1,130,828,579
 Short-term investments, at value...........................     43,759,000      21,155,000
 Loaned securities collateral, at value (Note 11)...........             --              --
 Cash.......................................................          1,974           2,090
 Dividends and interest receivable..........................      2,567,165         646,096
 Receivable for Fund shares sold............................      2,285,551       2,249,352
 Receivable for securities sold.............................        143,202      11,172,150
 Receivable for open forward foreign currency contracts
   (Note 8).................................................             --              --
 Receivable from manager....................................             --              --
                                                             --------------  --------------
 Total Assets...............................................  1,117,228,027   1,166,053,267
                                                             --------------  --------------
LIABILITIES:
 Payable for securities purchased...........................      1,616,072       9,352,102
 Payable for Fund shares reacquired.........................        708,526         651,671
 Management fees payable....................................        559,277         545,811
 Administration fees payable................................        189,609         191,277
 Payable for loaned securities collateral (Note 11).........             --              --
 Bank overdraft.............................................             --              --
 Dividends payable..........................................             --              --
 Payable for open forward foreign currency contracts (Note
   8).......................................................             --              --
 Written options, at value (Premiums received -- $154,688
   and $115,012, respectively) (Note 7).....................             --              --
 Payable to broker -- variation margin......................             --              --
 Accrued expenses...........................................        570,377         390,556
                                                             --------------  --------------
 Total Liabilities..........................................      3,643,861      11,131,417
                                                             --------------  --------------
Total Net Assets............................................ $1,113,584,166  $1,154,921,850
                                                             ==============  ==============
NET ASSETS:
 Par value of shares of beneficial interest................. $      123,778  $      111,237
 Capital paid in excess of par value........................  1,199,703,243   1,460,183,928
 Undistributed (overdistributed) net investment income......     11,636,042              --
 Accumulated net realized gain (loss) on investment
   transactions, futures contracts and options..............   (173,265,672)   (498,309,680)
 Net unrealized appreciation (depreciation) of investments,
   futures contracts, options and foreign currencies........     75,386,775     192,936,365
                                                             --------------  --------------
Total Net Assets............................................ $1,113,584,166  $1,154,921,850
                                                             ==============  ==============
Shares Outstanding..........................................    123,778,085     111,236,514
                                                             ==============  ==============
Net Asset Value.............................................          $9.00          $10.38
                                                             ==============  ==============

                      See Notes to Financial Statements.


Intermediate   Long-Term    Municipal    Mortgage                  Multi-Sector  Government
Fixed Income     Bond         Bond        Backed      High Yield   Fixed Income     Money
Investments   Investments  Investments  Investments   Investments  Investments   Investments
---------------------------------------------------------------------------------------------
$306,584,984  $22,423,073  $27,131,655  $77,036,586  $214,664,228  $37,791,562  $110,741,528
  29,534,744      804,760           --   12,677,000     3,887,000    9,215,437            --
  45,242,496    2,210,175           --           --    18,763,200    2,134,508            --
============  ===========  ===========  ===========  ============  ===========  ============
$310,323,172  $22,289,969  $28,074,000  $75,849,658  $222,467,377  $37,576,673  $110,741,528
  29,535,006      804,760           --   12,677,000     3,887,000    9,215,437            --
  45,242,496    2,210,175           --           --    18,763,200    2,134,508            --
          --          318        1,827          128            --        2,715            --
   2,689,959      288,267      317,018      466,269     4,623,733      291,074       135,886
     806,158       39,144       56,319      176,415       574,707       26,870            --
  52,038,058       32,008           --      225,686       380,624      193,031       370,853
     139,949           --           --           --            --           --            --
          --           --           --           --            --       26,199            --
------------  -----------  -----------  -----------  ------------  -----------  ------------
 440,774,798   25,664,641   28,449,164   89,395,156   250,696,641   49,466,507   111,248,267
------------  -----------  -----------  -----------  ------------  -----------  ------------
  73,892,015       30,480           --   11,539,055       107,245   10,062,089       592,102
     371,991       13,554        3,937      140,097       428,503       39,041            --
     106,650        8,040        9,454       22,596       110,535           --        41,989
      53,501        4,020        4,727       13,423        40,289        6,313            --
  45,242,496    2,210,175           --           --    18,763,200    2,134,508            --
   3,063,072           --           --           --     3,916,966           --           117
      37,478        6,215        8,585       22,606        40,729          312        22,774
      10,071           --           --           --            --           --            --
       2,846           --           --           --            --      138,103            --
       1,916        5,259           --           --            --       13,805            --
     134,625       71,351       36,436       56,431        98,612       81,548       130,258
------------  -----------  -----------  -----------  ------------  -----------  ------------
 122,916,661    2,349,094       63,139   11,794,208    23,506,079   12,475,719       787,240
------------  -----------  -----------  -----------  ------------  -----------  ------------
$317,858,137  $23,315,547  $28,386,025  $77,600,948  $227,190,562  $36,990,788  $110,461,027
============  ===========  ===========  ===========  ============  ===========  ============
$     38,877  $     2,830  $     3,172  $     9,870  $     49,237  $     4,925  $    110,488
 322,484,760   22,669,923   29,243,073   80,379,161   317,702,703   39,494,042   110,377,438
    (206,132)     194,955      298,138    1,152,208      (266,788)      63,924            --
  (8,679,910)     666,909   (2,100,703)  (2,753,363)  (98,097,739)  (1,986,981)      (26,899)
   4,220,542     (219,070)     942,345   (1,186,928)    7,803,149     (585,122)           --
------------  -----------  -----------  -----------  ------------  -----------  ------------
$317,858,137  $23,315,547  $28,386,025  $77,600,948  $227,190,562  $36,990,788  $110,461,027
============  ===========  ===========  ===========  ============  ===========  ============
  38,877,312    2,830,130    3,172,316    9,869,524    49,237,375    4,924,519   110,487,926
============  ===========  ===========  ===========  ============  ===========  ============
       $8.18        $8.24        $8.95        $7.86         $4.61        $7.51         $1.00
============  ===========  ===========  ===========  ============  ===========  ============

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended August 31, 2003

                                                                                         Large          Large
                                                                                     Capitalization Capitalization
                                                                                      Value Equity      Growth
                                                                                      Investments    Investments
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.........................................................................  $ 26,065,695  $   5,868,822
  Interest (Note 11)................................................................       620,052        318,253
  Less: Foreign withholding tax.....................................................       (76,736)       (13,106)
                                                                                      ------------  -------------
  Total Investment Income...........................................................    26,609,011      6,173,969
                                                                                      ------------  -------------
EXPENSES:
  Management fees (Note 2)..........................................................     6,237,153      5,839,701
  Administration fees (Note 2)......................................................     2,105,228      2,048,060
  Shareholder servicing fees........................................................     1,200,001      1,107,762
  Custody...........................................................................        76,999         85,001
  Shareholder communications........................................................        59,999         51,001
  Registration fees.................................................................        40,000         50,054
  Trustees' fees....................................................................        37,000         33,000
  Audit and legal...................................................................        36,000         36,947
  Other.............................................................................        19,998         15,132
                                                                                      ------------  -------------
  Total Expenses....................................................................     9,812,378      9,266,658
  Less: Management and administration fee waiver and expense reimbursement (Note 2).            --             --
                                                                                      ------------  -------------
  Net Expenses......................................................................     9,812,378      9,266,658
                                                                                      ------------  -------------
Net Investment Income (Loss)........................................................    16,796,633     (3,092,689)
                                                                                      ------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS AND FOREIGN CURRENCIES (NOTES 4, 6, 7 AND 8):
  Realized Gain (Loss) From:
   Investment transactions..........................................................   (85,279,960)  (122,806,019)
   Futures contracts................................................................            --             --
   Options written..................................................................            --             --
   Foreign currency transactions....................................................            --             --
                                                                                      ------------  -------------
  Net Realized Gain (Loss)..........................................................   (85,279,960)  (122,806,019)
                                                                                      ------------  -------------
  Change in Net Unrealized Appreciation (Depreciation) From:
   Investments......................................................................   164,242,522    354,822,413
   Foreign currencies...............................................................            --             --
                                                                                      ------------  -------------
  Change in Net Unrealized Appreciation (Depreciation)..............................   164,242,522    354,822,413
                                                                                      ------------  -------------
Net Gain (Loss) on Investments, Futures Contracts, Options and Foreign Currencies...    78,962,562    232,016,394
                                                                                      ------------  -------------
Increase (Decrease) in Net Assets From Operations...................................  $ 95,759,195  $ 228,923,705
                                                                                      ============  =============

                      See Notes to Financial Statements.


Intermediate  Long-Term    Municipal   Mortgage                  Multi-Sector Government
Fixed Income    Bond         Bond       Backed      High Yield   Fixed Income    Money
Investments  Investments  Investments Investments   Investments  Investments  Investments
-----------------------------------------------------------------------------------------
$        --  $        --  $       --  $        --  $    479,667  $    10,565  $       --
 15,844,902    1,653,805   1,362,420    6,840,434    19,312,279    1,850,443   1,727,970
         --           --          --           --            --           --          --
-----------  -----------  ----------  -----------  ------------  -----------  ----------
 15,844,902    1,653,805   1,362,420    6,840,434    19,791,946    1,861,008   1,727,970
-----------  -----------  ----------  -----------  ------------  -----------  ----------
  1,264,473      114,934     116,718      538,558     1,239,700      144,709     184,442
    634,328       57,467      58,359      215,423       452,168       70,984     245,922
    409,019       70,000      18,036      154,000       321,999       88,000     568,000
     55,048       20,699      12,999       20,001       102,547       67,999      22,499
     19,942        3,001       1,762        7,000        17,999        3,001      24,000
     18,025       12,145      12,072       12,655        19,989       14,998      23,000
     10,231        1,999       2,000        5,000         8,075        4,000       4,099
     33,079       31,998      31,887       32,999        32,941       23,502      32,999
      6,001        2,000       3,000        3,028         6,001        4,001       6,501
-----------  -----------  ----------  -----------  ------------  -----------  ----------
  2,450,146      314,243     256,833      988,664     2,201,419      421,194   1,111,462
         --           --          --     (126,972)           --     (137,260)   (373,832)
-----------  -----------  ----------  -----------  ------------  -----------  ----------
  2,450,146      314,243     256,833      861,692     2,201,419      283,934     737,630
-----------  -----------  ----------  -----------  ------------  -----------  ----------
 13,394,756    1,339,562   1,105,587    5,978,742    17,590,527    1,577,074     990,340
-----------  -----------  ----------  -----------  ------------  -----------  ----------
   (614,591)   1,465,590     415,893   (1,642,350)  (24,870,352)  (1,109,254)      9,752
  1,238,942     (510,452)         --           --            --     (590,930)         --
     80,641      234,711          --           --            --       33,337          --
   (873,551)          --          --           --            --           --          --
-----------  -----------  ----------  -----------  ------------  -----------  ----------
   (168,559)   1,189,849     415,893   (1,642,350)  (24,870,352)  (1,666,847)      9,752
-----------  -----------  ----------  -----------  ------------  -----------  ----------
    971,265   (1,042,712)   (865,184)  (4,799,890)   37,703,076     (293,268)         --
    129,735           --          --           --            --           --          --
-----------  -----------  ----------  -----------  ------------  -----------  ----------
  1,101,000   (1,042,712)   (865,184)  (4,799,890)   37,703,076     (293,268)         --
-----------  -----------  ----------  -----------  ------------  -----------  ----------
    932,441      147,137    (449,291)  (6,442,240)   12,832,724   (1,960,115)      9,752
-----------  -----------  ----------  -----------  ------------  -----------  ----------
$14,327,197  $ 1,486,699  $  656,296  $  (463,498) $ 30,423,251  $  (383,041) $1,000,092
===========  ===========  ==========  ===========  ============  ===========  ==========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2003

                                                                         Large           Large
                                                                     Capitalization  Capitalization
                                                                      Value Equity       Growth
                                                                      Investments     Investments
----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $   16,796,633  $   (3,092,689)
  Net realized gain (loss)..........................................    (85,279,960)   (122,806,019)
  Change in net unrealized appreciation (depreciation)..............    164,242,522     354,822,413
                                                                     --------------  --------------
  Increase (Decrease) in Net Assets From Operations.................     95,759,195     228,923,705
                                                                     --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income.............................................    (14,867,262)             --
  Net realized gains................................................             --              --
                                                                     --------------  --------------
  Decrease in Net Assets From Distributions to Shareholders.........    (14,867,262)             --
                                                                     --------------  --------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares..................................    229,595,833     181,518,438
  Net asset value of shares issued for reinvestment of dividends....     14,583,574              --
  Cost of shares reacquired.........................................   (292,704,256)   (281,475,014)
                                                                     --------------  --------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....    (48,524,849)    (99,956,576)
                                                                     --------------  --------------
Increase (Decrease) in Net Assets...................................     32,367,084     128,967,129
NET ASSETS:
  Beginning of year.................................................  1,081,217,082   1,025,954,721
                                                                     --------------  --------------
  End of year*...................................................... $1,113,584,166  $1,154,921,850
                                                                     ==============  ==============
* Includes undistributed (overdistributed) net investment income of:    $11,636,042              --
                                                                     ==============  ==============

                      See Notes to Financial Statements.


 Intermediate    Long-Term     Municipal     Mortgage                  Multi-Sector   Government
 Fixed Income      Bond          Bond         Backed      High Yield   Fixed Income      Money
 Investments    Investments   Investments   Investments   Investments  Investments    Investments
---------------------------------------------------------------------------------------------------
$  13,394,756  $  1,339,562  $  1,105,587  $  5,978,742  $ 17,590,527  $  1,577,074  $     990,340
     (168,559)    1,189,849       415,893    (1,642,350)  (24,870,352)   (1,666,847)         9,752
    1,101,000    (1,042,712)     (865,184)   (4,799,890)   37,703,076      (293,268)            --
-------------  ------------  ------------  ------------  ------------  ------------  -------------
   14,327,197     1,486,699       656,296      (463,498)   30,423,251      (383,041)     1,000,092
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (15,588,205)   (1,310,575)   (1,115,834)   (6,090,363)  (18,966,872)   (1,545,606)    (1,058,373)
           --            --            --            --            --      (593,542)            --
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (15,588,205)   (1,310,575)   (1,115,834)   (6,090,363)  (18,966,872)   (2,139,148)    (1,058,373)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  103,849,038     8,152,690    10,746,905    30,595,746    58,424,053    20,930,573    119,236,885
   15,019,237     1,232,818     1,013,760     5,790,269    18,417,303     2,130,270      1,109,055
 (131,079,827)  (18,755,788)  (13,519,066)  (68,493,702)  (83,480,243)  (16,494,963)  (150,237,821)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (12,211,552)   (9,370,280)   (1,758,401)  (32,107,687)   (6,638,887)    6,565,880    (29,891,881)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (13,472,560)   (9,194,156)   (2,217,939)  (38,661,548)    4,817,492     4,043,691    (29,950,162)
  331,330,697    32,509,703    30,603,964   116,262,496   222,373,070    32,947,097    140,411,189
-------------  ------------  ------------  ------------  ------------  ------------  -------------
$ 317,858,137  $ 23,315,547  $ 28,386,025  $ 77,600,948  $227,190,562  $ 36,990,788  $ 110,461,027
=============  ============  ============  ============  ============  ============  =============
    $(206,132)     $194,955      $298,138    $1,152,208     $(266,788)      $63,924             --
=============  ============  ============  ============  ============  ============  =============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2002

                                                                          Large            Large
                                                                      Capitalization   Capitalization
                                                                       Value Equity        Growth
                                                                       Investments      Investments
------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)....................................... $   16,142,446  $    (4,299,272)
  Net realized gain (loss)...........................................    (48,717,784)    (193,186,298)
  Change in net unrealized appreciation (depreciation)...............   (191,142,872)    (193,394,617)
                                                                      --------------  ---------------
  Increase (Decrease) in Net Assets From Operations..................   (223,718,210)    (390,880,187)
                                                                      --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income..............................................    (17,313,433)              --
  Net realized gains.................................................             --               --
                                                                      --------------  ---------------
  Decrease in Net Assets From Distributions to Shareholders..........    (17,313,433)              --
                                                                      --------------  ---------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares...................................    466,922,653      842,779,977
  Net asset value of shares issued for reinvestment of dividends.....     16,948,851               --
  Cost of shares reacquired..........................................   (773,665,033)  (1,077,384,433)
                                                                      --------------  ---------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.....   (289,793,529)    (234,604,456)
                                                                      --------------  ---------------
Increase (Decrease) in Net Assets....................................   (530,825,172)    (625,484,643)
NET ASSETS:
  Beginning of year..................................................  1,612,042,254    1,651,439,364
                                                                      --------------  ---------------
  End of year*....................................................... $1,081,217,082  $ 1,025,954,721
                                                                      ==============  ===============
* Note:
  Includes undistributed (overdistributed) net investment income of:.     $9,961,679               --
                                                                      ==============  ===============
  Includes accumulated net investment loss of:.......................             --          $(1,989)
                                                                      ==============  ===============

                      See Notes to Financial Statements.

 Intermediate    Long-Term     Municipal     Mortgage                   Multi-Sector   Government
 Fixed Income      Bond          Bond         Backed      High Yield    Fixed Income      Money
 Investments    Investments   Investments   Investments   Investments   Investments    Investments
----------------------------------------------------------------------------------------------------
$  18,713,597  $  2,534,757  $  1,215,420  $  5,850,759  $  22,574,612  $  2,117,057  $   2,901,604
    6,426,903       347,026       315,583       210,378    (23,642,776)      359,856          4,807
   (8,992,087)   (1,103,700)       99,152     1,400,635    (18,581,791)   (1,253,576)            --
-------------  ------------  ------------  ------------  -------------  ------------  -------------
   16,148,413     1,778,083     1,630,155     7,461,772    (19,649,955)    1,223,337      2,906,411
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (20,643,474)   (2,588,879)   (1,146,471)   (5,843,992)   (22,365,698)   (2,298,158)    (2,906,411)
           --      (323,257)           --            --             --       (54,388)            --
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (20,643,474)   (2,912,136)   (1,146,471)   (5,843,992)   (22,365,698)   (2,352,546)    (2,906,411)
-------------  ------------  ------------  ------------  -------------  ------------  -------------
   98,461,581    10,767,141     9,345,437    48,152,839    182,261,794    22,212,612    164,257,465
   19,989,095     2,767,016     1,045,866     5,573,423     21,844,048     2,343,421      3,111,520
 (151,261,653)  (41,052,944)  (11,674,719)  (30,407,066)  (203,242,427)  (23,096,650)  (208,911,961)
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (32,810,977)  (27,518,787)   (1,283,416)   23,319,196        863,415     1,459,383    (41,542,976)
-------------  ------------  ------------  ------------  -------------  ------------  -------------
  (37,306,038)  (28,652,840)     (799,732)   24,936,976    (41,152,238)      330,174    (41,542,976)
  368,636,735    61,162,543    31,403,696    91,325,520    263,525,308    32,616,923    181,954,165
-------------  ------------  ------------  ------------  -------------  ------------  -------------
$ 331,330,697  $ 32,509,703  $ 30,603,964  $116,262,496  $ 222,373,070  $ 32,947,097  $ 140,411,189
=============  ============  ============  ============  =============  ============  =============
   $1,211,368      $150,425      $308,385      $796,059       $694,289     $(19,664)        $68,033
=============  ============  ============  ============  =============  ============  =============
           --            --            --            --             --            --             --
=============  ============  ============  ============  =============  ============  =============



                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Significant Accounting Policies

Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments ("Fund(s)") are separate investment funds of the Consulting Group Capital Markets Funds ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust offers six other funds: Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Multi-Strategy Market Neutral Investments. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Funds are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the mean between the current bid and asked prices; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and asked prices; U.S. government agencies and obligations are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(e) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At August 31, 2003, reclassifications were made to the capital accounts of the Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Mortgage Backed Investments, High Yield Investments and Multi-Sector Fixed Income Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $3,092,688 was reclassified to paid-in capital for Large Capitalization Growth Investments. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          Notes to Financial Statements
          (continued)


High Yield Investments invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. High Yield Investments, investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Also, certain Funds may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or offset by entering into another forward exchange contract. In addition, certain Funds may from time to time enter into futures and/or options contracts in order to hedge market or currency risk.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Trust has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SBFM, provides investment evaluation services with respect to the investment advisers of the Funds. SBFM has entered into an investment advisory agreement with each adviser selected for the Funds (collectively, "Sub-Advisers").

Under the Management Agreement, each Fund pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund's average daily net assets. In addition, SBFM pays each Sub-Adviser based on the rates applied to each respective Fund's average daily net assets on a monthly basis.

Indicated below for each Fund is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Fund while the actual management fee is what the Fund incurred during the reporting period. The actual management fee could fluctuate from year to year if Sub-Advisers are added or terminated in a particular Fund.

                                                                                                      Maximum
                                                                                        Actual       Allowable
                                                                           Sub-     Management Fee     Annual
Fund                                         Sub-Adviser                Adviser Fee    Incurred    Management Fee
-----------------------------------------------------------------------------------------------------------------
Large Capitalization Value Equity                                                        0.59%          0.60%
  Investments
                                  The Boston Company Asset
                                  Management, LLC.:
                                     on the first $250 million             0.30 %
                                     on the amount over $250 million        0.25
                                  Chartwell Investment Partners:
                                    on the first $250 million               0.30
                                    on the amount over $250 million         0.25
                                  Alliance Capital Management L.P.:
                                    on the first $200 million               0.35
                                    on the amount over $200 million         0.30

          Notes to Financial Statements
          (continued)

                                                                                                         Maximum
                                                                                           Actual       Allowable
                                                                              Sub-     Management Fee     Annual
Fund                                          Sub-Adviser                  Adviser Fee    Incurred    Management Fee
--------------------------------------------------------------------------------------------------------------------
Large Capitalization Growth
  Investments                                                                               0.57%          0.60%
                             Turner Investment Partners, Inc. - Large Cap:
                               on the first $300 million                      0.35%
                               on the amount over $300 million                0.30
                             Turner Investment Partners, Inc. - Mid Cap       0.50
                             TCW Investment Management Co.:
                               on the first $500 million                      0.40
                               on the amount over $500 million                0.35
                             Alliance Capital Management L.P.:
                               on the first $100 million                      0.40
                               on the amount over $100 million                0.25
Intermediate Fixed Income
  Investments                                                                               0.40           0.40
                             BlackRock Financial Management, Inc.:
                               on the first $500 million                      0.20
                               on the amount over $500 million                0.15
                             Pacific Investment Management Co.                0.25
Long-Term Bond Investments                                                                  0.40           0.40
                             Western Asset Management Co.                     0.20
Municipal Bond Investments                                                                  0.40           0.40
                             Smith Affiliated Capital Corp.                   0.20
Mortgage Backed Investments                                                                 0.50           0.50
                             Utendahl Capital Management CFI                  0.25
High Yield Investments                                                                      0.55           0.70
                             Seix Investment Advisors, Inc.                   0.30
                             Western Asset Management Co.                     0.30
Multi-Sector Fixed Income
  Investments                                                                               0.41           0.65
                             Western Asset Management Co.                     0.20
                             Utendahl Capital Management CFI                  0.25

Government Money Investments                                                                0.15           0.15
                             Standish Mellon Asset Management LLC:
                               on the first $100 million                      0.15
                               on the amount over $100 million                0.10

In addition, the following changes were made:
   Intermediate Fixed Income Investments:
       . Metropolitan West Asset Management, LLC was terminated, effective December 13, 2002.

   High Yield Investments:
       . Seix Investment Advisors, Inc. was added as an additional adviser, effective October 1, 2002 and Alliance
            Capital Management L.P. was terminated, effective October 1, 2002.

   Multi-Sector Fixed Income Investments:
       . Metropolitan West Asset Management, LLC was terminated, effective December 13, 2002.

   S&P 500 Index Investments:
       .  S&P 500 Index Investments was liquidated on April 17, 2003.

          Notes to Financial Statements
          (continued)


SBFM also acts as the Trust's administrator for which each Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly.

For the year ended August 31, 2003, SBFM agreed to waive management fees amounting to:

Fund                                    Total Fee Waivers Manager  Administrator
--------------------------------------------------------------------------------
Mortgage Backed Investments ...........     $126,972      $126,972         --
Multi-Sector Fixed Income Investments .       70,984        70,984         --
Government Money Investments...........      257,426        11,504   $245,922

In addition, for the year ended August 31, 2003, SBFM has agreed to reimburse expenses of $66,276 and $116,406 for Multi-Sector Fixed Income Investments and Government Money Investments, respectively.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Funds' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended August 31, 2003, the Funds paid transfer agent fees totaling $2,590,388 to CTB. The totals for each Fund were as follows:

Fund                                                         Transfer Agent Fees
--------------------------------------------------------------------------------
Large Capitalization Value Equity Investments...............      $644,394
Large Capitalization Growth Investments.....................       645,661
Intermediate Fixed Income Investments.......................       294,393
Long-Term Bond Investments..................................        41,420
Municipal Bond Investments..................................        15,964
Mortgage Backed Investments.................................       129,806
High Yield Investments......................................       304,820
Multi-Sector Fixed Income Investments.......................         1,502
Government Money Investments................................       512,428

For the year ended August 31, 2003, Citigroup Global Markets Inc., formerly known as Salomon Smith Barney Inc., another indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions of $24,995 and $12,419 for Large Capitalization Value Equity Investments and Large Capitalization Growth Investments, respectively.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Dividends

Large Capitalization Value Equity Investments and Large Capitalization Growth Investments distribute dividends and capital gains, if any, at least annually. Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments and Multi-Sector Fixed Income Investments distribute dividends monthly and capital gains, if any, at least annually.

Municipal Bond Investments intends to satisfy conditions that will enable interest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Capital gain distributions, if any, are taxable to shareholders. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

Government Money Investments declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date. Net realized gains, if any, are distributed at least annually.

          Notes to Financial Statements
          (continued)


4. Investments

During the year ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Fund                                                     Purchases      Sales
---------------------------------------------------------------------------------
Large Capitalization Value Equity Investments.......... $827,196,461 $881,438,652
Large Capitalization Growth Investments................  803,689,437  925,306,396
Intermediate Fixed Income Investments..................  838,870,341  787,856,735
Long-Term Bond Investments.............................   83,328,253   92,105,307
Municipal Bond Investments.............................    4,135,540    5,820,998
Mortgage Backed Investments............................  195,412,742  175,168,057
High Yield Investments.................................  338,808,767  340,890,406
Multi-Sector Fixed Income Investments..................   97,854,741   90,701,725

At August 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                   Net Unrealized
                                                                                    Appreciation
Fund                                                    Appreciation Depreciation  (Depreciation)
-------------------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments.......... $120,893,151 $(71,523,898)  $ 49,369,253
Large Capitalization Growth Investments................  255,850,479  (97,827,250)   158,023,229
Intermediate Fixed Income Investments..................    7,472,222   (4,232,054)     3,240,168
Long-Term Bond Investments.............................      537,957     (798,201)      (260,244)
Municipal Bond Investments.............................    1,171,240     (228,895)       942,345
Mortgage Backed Investments............................    1,797,531   (2,984,459)    (1,186,928)
High Yield Investments.................................   11,954,219   (5,078,265)     6,875,954
Multi-Sector Fixed Income Investments..................      375,265     (723,489)      (348,224)

5. Repurchase Agreements

The Funds purchase (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

6. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Funds, except Government Money Investments, enter into such contracts typically to hedge a portion of their portfolios. The Funds bear the market risk that arises from changes in the value of the financial instruments and securities indices.

          Notes to Financial Statements
          (continued)


At August 31, 2003, Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments had the following open futures contracts:

                                      Number of               Basis      Market    Unrealized
Intermediate Fixed Income Investments Contracts Expiration    Value      Value     Gain (Loss)
----------------------------------------------------------------------------------------------
     Contracts to Buy
     ----------------
     Euro Dollar.....................    60       12/03    $14,548,500 $14,568,000  $  19,500
     Euro Dollar.....................    46        6/04     11,244,125  11,068,750   (175,375)
     Euro Dollar.....................    34        9/03      8,214,825   8,153,200    (61,625)
     U.S. 2 Year Treasury Notes......    46        9/03      9,970,500   9,871,313    (99,187)
     U.S. 5 Year Treasury Notes......     3       12/03        329,063     329,156         93
                                                                                    ---------
                                                                                     (316,594)
                                                                                    ---------
     Contracts to Sell
     -----------------
     SWAP 10 Year....................    10        9/03      1,186,563   1,079,375    107,188
     U.S. Treasury Bonds.............    80        9/03      9,013,422   8,592,500    420,922
     U.S. Treasury Bonds.............    11       12/03      1,155,000   1,166,000    (11,000)
                                                                                    ---------
                                                                                      517,110
                                                                                    ---------
                                                                                    $ 200,516
                                                                                    =========

                                      Number of               Basis      Market    Unrealized
Long-Term Bond Investments            Contracts Expiration    Value      Value     Gain (Loss)
----------------------------------------------------------------------------------------------
     Contracts to Buy
     ----------------
     U.S. 5 Year Treasury Notes......     5        9/03    $   582,994 $   557,422  $ (25,572)
     U.S. 10 Year Agency.............     8        9/03        928,353     858,125    (70,228)
     U.S. 10 Year Treasury Notes.....    18       12/03      1,963,653   1,974,938     11,285
                                                                                    ---------
                                                                                      (84,515)
                                                                                    ---------
     Contracts to Sell
     -----------------
     U.S. 10 Year Treasury Notes.....     1        9/03        110,714     111,531       (817)
     U.S. Treasury Bonds.............     8        9/03        858,616     859,250       (634)
                                                                                    ---------
                                                                                       (1,451)
                                                                                    ---------
                                                                                    $ (85,966)
                                                                                    =========

                                      Number of               Basis      Market    Unrealized
Multi-Sector Fixed Income Investments Contracts Expiration    Value      Value     Gain (Loss)
----------------------------------------------------------------------------------------------
     Contracts to Buy
     ----------------
     Euro Dollar.....................     3       12/03    $   740,002 $   740,700  $     698
     Euro Dollar.....................     4        3/04        987,708     984,950     (2,758)
     Euro Dollar.....................    13        9/04      3,174,140   3,172,325     (1,815)
     Euro Dollar.....................     4       12/04        974,745     971,200     (3,545)
     U.S. 5 Year Treasury Notes......    46        9/03      5,197,371   5,128,281    (69,090)
     U.S. 10 Year Treasury Notes.....     4       12/03        440,848     438,875     (1,973)
     U.S. Treasury Bonds.............    29        9/03      3,378,582   3,114,781   (263,801)
                                                                                    ---------
                                                                                     (342,284)
                                                                                    ---------
     Contracts to Sell
     -----------------
     U.S. 10 Year Treasury Notes.....     9        9/03        998,923   1,003,781     (4,858)
                                                                                    ---------
                                                                                    $(347,142)
                                                                                    =========

          Notes to Financial Statements
          (continued)


7. Option Contracts

Each Fund, except Government Money Investments, may from time to time enter into option contracts.

Premiums paid when put or call options are purchased by a Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At August 31, 2003, Multi-Sector Fixed Income Investments held purchased call and put options with costs of $5,460 and $39,005, respectively.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

The written call option transactions for Intermediate Fixed Income Investments which occurred during the year ended August 31, 2003, were as follows:

                                                        Number of
     Intermediate Fixed Income Investments              Contracts Premiums
     ----------------------------------------------------------------------
     Options written, outstanding at August 31, 2002...       --  $      0
     Options written...................................  120,167   261,042
     Options cancelled in closing purchase transactions     (105)  (61,197)
     Options expired...................................      (62)  (45,157)
                                                         -------  --------
     Options written, outstanding at August 31, 2003...  120,000  $154,688
                                                         =======  ========

In addition, the written put and call option transactions for Long-Term Bond Investments which occurred during the year ended August 31, 2003, were as follows:

                                                             Number of
Long-Term Bond Investments                                   Contracts  Premiums
---------------------------------------------------------------------------------
Options written, outstanding at August 31, 2002.............     84    $  74,737
Options written.............................................    164      182,336
Options cancelled in closing purchase transactions..........   (160)    (164,466)
Options expired.............................................    (88)     (92,607)
                                                               ----    ---------
Options written, outstanding at August 31, 2003.............     --    $       0
                                                               ====    =========

          Notes to Financial Statements
          (continued)


In addition, the written put and call option transactions for Multi-Sector Fixed Income Investments which occurred during the year ended August 31, 2003, were as follows:

                                                             Number of
Multi-Sector Fixed Income Investments                        Contracts  Premiums
---------------------------------------------------------------------------------
Options written, outstanding at August 31, 2002.............      17   $  15,062
Options written.............................................   7,233     469,252
Options cancelled in closing purchase transactions..........    (284)   (228,943)
Options exercised...........................................      (2)     (1,256)
Options expired.............................................  (6,810)   (139,103)
                                                              ------   ---------
Options written, outstanding at August 31, 2003.............     154   $ 115,012
                                                              ======   =========

8. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

At August 31, 2003, Intermediate Fixed Income Investments had open forward foreign currency contracts. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements are described as follows:

Intermediate Fixed Income Investments

                             Local      Market   Settlement Unrealized
        Foreign Currency    Currency    Value       Date    Gain (Loss)
        ---------------------------------------------------------------
        Contracts to Buy:
        -----------------
         Canadian Dollar..  2,854,639 $2,057,122  10/10/03   $(10,071)
         Canadian Dollar..  1,430,266  1,030,684  10/10/03     17,583
         Canadian Dollar..  1,430,456  1,030,822  10/10/03     17,887
                                                             --------
                                                               25,399
                                                             --------
        Contracts to Sell:
        ------------------
         Canadian Dollar..  5,497,522  3,961,648  10/10/03     35,097
         Canadian Dollar..    217,840    156,981  10/10/03        147
         Euro.............  1,835,187  2,015,226   10/8/03     53,018
         Swedish Krona.... 22,243,660  2,654,738   10/7/03     16,217
                                                             --------
                                                              104,479
                                                             --------
                                                             $129,878
                                                             ========

9. Securities Traded on a To -Be -Announced Basis

Each Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

          Notes to Financial Statements
          (continued)


At August 31, 2003, Intermediate Fixed Income Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments held TBA securities with a cost of $26,362,188, $11,911,163 and $9,955,809, respectively.

10. Mortgage Dollar Roll Transactions

Mortgage Backed Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be invested and the income from these investments, together with any additional income received on the sale, will generate income for the Fund.

At August 31, 2003, Mortgage Backed Investments and Multi-Sector Fixed Income Investments had outstanding mortgage dollar rolls with a total cost of $11,911,163 and $7,846,465, respectively.

11. Lending of Portfolio Securities

The Funds have an agreement with the custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned.

At August 31, 2003, the Funds listed below had securities on loan. The market value for the securities on loan was as follows:

Fund                                                            Value
------------------------------------------------------------------------
Intermediate Fixed Income Investments....................... $50,519,988
Long-Term Bond Investments..................................   3,096,377
High Yield Investments......................................  18,374,966
Multi-Sector Fixed Income Investments.......................   4,190,185

At August 31, 2003, the Funds listed below received cash collateral which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. The amount of the cash collateral received was as follows:

Fund                                                       Value
-------------------------------------------------------------------
Intermediate Fixed Income Investments.................. $45,242,496
Long-Term Bond Investments.............................   2,210,175
High Yield Investments.................................  18,763,200
Multi-Sector Fixed Income Investments..................   2,134,508

In addition, Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments received securities collateral amounting to $6,304,065, $948,500 and $2,141,448, respectively, which is maintained in a separate account by the custodian.

          Notes to Financial Statements
          (continued)


Income earned by the Funds from securities lending for the year ended August 31, 2003, were as follows:

Fund                                                     Value
---------------------------------------------------------------
Intermediate Fixed Income Investments.................. $44,538
Long-Term Bond Investments.............................   4,562
High Yield Investments.................................  47,586
Multi-Sector Fixed Income Investments..................   7,881

12. Shares of Beneficial Interest

At August 31, 2003, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares for each Fund were as follows:

                                                Year Ended      Year Ended
                                              August 31, 2003 August 31, 2002
                                              --------------- ---------------
Large Capitalization Value Equity Investments
Shares sold..................................    29,548,329      48,976,217
Shares issued on reinvestment................     1,816,137       1,710,278
Shares reacquired............................   (36,415,635)    (81,865,498)
                                                -----------     -----------
Net Decrease.................................    (5,051,169)    (31,179,003)
                                                ===========     ===========
Large Capitalization Growth Investments
Shares sold..................................    21,097,785      75,764,692
Shares reacquired............................   (32,559,041)    (98,671,662)
                                                -----------     -----------
Net Decrease.................................   (11,461,256)    (22,906,970)
                                                ===========     ===========
Intermediate Fixed Income Investments
Shares sold..................................    12,462,259      11,869,194
Shares issued on reinvestment................     1,811,533       2,426,662
Shares reacquired............................   (15,782,023)    (18,248,662)
                                                -----------     -----------
Net Decrease.................................    (1,508,231)     (3,952,806)
                                                ===========     ===========
Long-Term Bond Investments
Shares sold..................................       960,587       1,321,316
Shares issued on reinvestment................       145,022         340,987
Shares reacquired............................    (2,214,437)     (5,068,124)
                                                -----------     -----------
Net Decrease.................................    (1,108,828)     (3,405,821)
                                                ===========     ===========
Municipal Bond Investments
Shares sold..................................     1,168,016       1,052,650
Shares issued on reinvestment................       111,303         118,528
Shares reacquired............................    (1,480,395)     (1,323,906)
                                                -----------     -----------
Net Decrease.................................      (201,076)       (152,728)
                                                ===========     ===========
Mortgage Backed Investments
Shares sold..................................     3,707,490       5,767,877
Shares issued on reinvestment................       706,163         673,204
Shares reacquired............................    (8,387,896)     (3,657,784)
                                                -----------     -----------
Net Increase (Decrease)......................    (3,974,243)      2,783,297
                                                ===========     ===========

          Notes to Financial Statements
          (continued)

                                        Year Ended      Year Ended
                                      August 31, 2003 August 31, 2002
                                      --------------- ---------------
High Yield Investments
Shares sold..........................    13,057,303      36,274,043
Shares issued on reinvestment........     4,146,205       4,535,759
Shares reacquired....................   (18,700,844)    (40,752,079)
                                       ------------    ------------
Net Increase (Decrease)..............    (1,497,336)         57,723
                                       ============    ============
Multi-Sector Fixed Income Investments
Shares sold..........................     2,649,764       2,728,319
Shares issued on reinvestment........       271,286         288,713
Shares reacquired....................    (2,102,833)     (2,844,738)
                                       ------------    ------------
Net Increase.........................       818,217         172,294
                                       ============    ============
Government Money Investments
Shares sold..........................   119,236,885     164,257,465
Shares issued on reinvestment........     1,109,055       3,111,520
Shares reacquired....................  (150,237,821)   (208,911,961)
                                       ------------    ------------
Net Decrease.........................   (29,891,881)    (41,542,976)
                                       ============    ============

13. Capital Loss Carryforward

At August 31, 2003, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments and Government Money Investments had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expiration occurs on August 31 of the year indicated:

Fund                                     Total      2004     2008       2009        2010         2011
---------------------------------------------------------------------------------------------------------
Large Capitalization Value Equity
  Investments........................ $ 99,969,000 $   -- $       -- $       -- $ 17,193,000 $ 82,776,000
Large Capitalization Growth
  Investments........................  357,017,000     --         --         --  197,213,000  159,804,000
Intermediate Fixed Income Investments    6,049,000     --  6,049,000         --           --           --
Municipal Bond Investments...........    2,101,000     --     26,000  2,075,000           --           --
Mortgage Backed Investments..........      309,000     --         --    309,000           --           --
High Yield Investments...............   93,210,000     --  4,319,000  5,867,000   45,160,000   37,864,000
Government Money Investments.........       27,000  6,000     10,000     11,000           --           --

In addition, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Mortgage Backed Investments, High Yield Investments and Multi-Sector Fixed Income Investments had the following capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following year:

          Fund
          -----------------------------------------------------------
          Large Capitalization Value Equity Investments. $ 47,279,531
          Large Capitalization Growth Investments.......  106,379,828
          Intermediate Fixed Income Investments.........    2,275,945
          Mortgage Backed Investments...................    2,443,878
          High Yield Investments........................    4,317,954
          Multi-Sector Fixed Income Investments.........    2,350,047

          Notes to Financial Statements
          (continued)


14. Income Tax Information and Distributions to Shareholders

At August 31, 2003, the tax basis components of distributable earnings were:

                                              Undistributed Undistributed  Accumulated     Unrealized
                                                Ordinary     Tax-Exempt   Capital Gains   Appreciation
Fund                                             Income        Income       (Losses)     (Depreciation)
-------------------------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments  $11,636,040    $     --    $ (99,968,620)  $ 49,369,253
Large Capitalization Growth Investments......           --          --     (357,016,715)   158,023,229
Intermediate Fixed Income Investments........      366,054          --       (6,048,822)     3,391,866
Long-Term Bond Investments...................      206,951          --          702,301       (260,244)
Municipal Bond Investments...................           --     306,723       (2,100,702)       942,345
Mortgage Backed Investments..................    1,174,814          --         (309,485)    (1,186,928)
High Yield Investments.......................       91,048          --      (93,210,426)     6,875,954
Multi-Sector Fixed Income Investments........      123,292          --           66,800       (348,224)
Government Money Investments.................       22,774          --          (26,899)            --

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended August 31, 2003 was:

                                                Ordinary   Tax-Exempt   Long-Term
Fund                                             Income      Income   Capital Gains    Total
-----------------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments. $14,867,262 $       --   $     --    $14,867,262
Intermediate Fixed Income Investments.........  15,588,205         --         --     15,588,205
Long-Term Bond Investments....................   1,310,575         --         --      1,310,575
Municipal Bond Investments....................          29  1,115,805         --      1,115,834
Mortgage Backed Investments...................   6,090,363         --         --      6,090,363
High Yield Investments........................  18,966,872         --         --     18,966,872
Multi-Sector Fixed Income Investments.........   1,896,010         --    243,138      2,139,148
Government Money Investments..................   1,058,373         --         --      1,058,373

For the year ended August 31, 2003, Large Capitalization Growth Investments did not make any distributions.

          Financial Highlights


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Value Equity Investments
----------------------------------------------------------------------------------------
                                                2003     2002   2001(1)   2000    1999
                                              ------   ------   -------  ------  ------
  Net Asset Value, Beginning of Year.........  $8.39   $10.07   $11.93   $13.53  $12.28
                                              ------   ------   ------   ------  ------
  Income (Loss) From Operations:
    Net investment income....................   0.13     0.12     0.12     0.17    0.17
   Net realized and unrealized gain (loss)...   0.59    (1.68)   (0.34)    0.31    2.94
                                              ------   ------   ------   ------  ------
  Total Income (Loss) From Operations........   0.72    (1.56)   (0.22)    0.48    3.11
                                              ------   ------   ------   ------  ------
  Less Distributions From:
    Net investment income....................  (0.11)   (0.12)   (0.15)   (0.17)  (0.18)
    Net realized gains.......................     --       --    (1.49)   (1.91)  (1.68)
                                              ------   ------   ------   ------  ------
  Total Distributions........................  (0.11)   (0.12)   (1.64)   (2.08)  (1.86)
                                              ------   ------   ------   ------  ------
  Net Asset Value, End of Year...............  $9.00    $8.39   $10.07   $11.93  $13.53
                                              ======   ======   ======   ======  ======
  Total Return...............................   8.75%  (15.71)%  (1.96)%   4.00%  26.36%
  Net Assets, End of Year (millions)......... $1,114   $1,081   $1,612   $1,933  $1,946
  Ratios to Average Net Assets:
    Expenses.................................   0.93%    0.87%    0.78%    0.78%   0.75%
    Net investment income....................   1.60     1.16     1.10     1.34    1.10
  Portfolio Turnover Rate....................     81%     111%      79%      78%     54%

Large Capitalization Growth Investments
----------------------------------------------------------------------------------------
                                                2003     2002   2001(1)   2000    1999
                                              ------   ------   -------  ------  ------
  Net Asset Value, Beginning of Year.........  $8.36   $11.34   $29.33   $24.35  $17.30
                                              ------   ------   ------   ------  ------
  Income (Loss) From Operations:
    Net investment income (loss).............  (0.00)*  (0.04)   (0.05)   (0.04)   0.01
   Net realized and unrealized gain (loss)...   2.02    (2.94)  (11.65)    7.87    7.87
                                              ------   ------   ------   ------  ------
  Total Income (Loss) From Operations........   2.02    (2.98)  (11.70)    7.83    7.88
                                              ------   ------   ------   ------  ------
  Less Distributions From:
    Net investment income....................     --       --       --       --   (0.01)
    Net realized gains.......................     --       --    (6.29)   (2.85)  (0.82)
                                              ------   ------   ------   ------  ------
  Total Distributions........................     --       --    (6.29)   (2.85)  (0.83)
                                              ------   ------   ------   ------  ------
  Net Asset Value, End of Year............... $10.38    $8.36   $11.34   $29.33  $24.35
                                              ======   ======   ======   ======  ======
  Total Return...............................  24.16%  (26.28)% (45.61)%  34.31%  46.29%
  Net Assets, End of Year (millions)......... $1,155   $1,026   $1,651   $2,758  $2,326
  Ratios to Average Net Assets:
    Expenses.................................   0.90%    0.86%    0.77%    0.71%   0.68%
    Net investment income (loss).............  (0.30)   (0.30)   (0.29)   (0.15)   0.06
  Portfolio Turnover Rate....................     79%     122%     115%      59%     34%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
*  Amount represents less than $0.01 per share.

          Financial Highlights
          (continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Intermediate Fixed Income Investments
------------------------------------------------------------------------------------------------
                                               2003(1)   2002(1)    2001      2000       1999
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year...........    $8.20     $8.31     $7.82     $7.83     $8.19
                                              --------  --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income(2)...................     0.35      0.44      0.50      0.48      0.44
  Net realized and unrealized gain (loss)(2).     0.04     (0.06)     0.46     (0.05)    (0.35)
                                              --------  --------  --------  --------  --------
Total Income From Operations.................     0.39      0.38      0.96      0.43      0.09
                                              --------  --------  --------  --------  --------
Less Distributions From:
  Net investment income......................    (0.41)    (0.49)    (0.47)    (0.44)    (0.45)
                                              --------  --------  --------  --------  --------
Total Distributions..........................    (0.41)    (0.49)    (0.47)    (0.44)    (0.45)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Year.................    $8.18     $8.20     $8.31     $7.82     $7.83
                                              ========  ========  ========  ========  ========
Total Return.................................     4.78%     4.73%    12.57%     5.73%     1.07%
Net Assets, End of Year (000s)............... $317,858  $331,331  $368,637  $564,715  $594,666
Ratios to Average Net Assets:
  Expenses...................................     0.77%     0.75%     0.79%     0.78%     0.61%
  Net investment income(2)...................     4.22      5.39      6.15      6.02      4.53
Portfolio Turnover Rate......................      257%      280%      325%      195%      207%

Long-Term Bond Investments
------------------------------------------------------------------------------------------------
                                                2003     2002(1)   2001(1)    2000       1999
                                              --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year...........    $8.25     $8.33     $7.85     $7.70     $9.05
                                              --------  --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income(2)...................     0.40      0.40      0.45      0.48      0.49
  Net realized and unrealized gain (loss)(2).    (0.02)    (0.02)     0.46      0.21     (1.00)
                                              --------  --------  --------  --------  --------
Total Income (Loss) From Operations..........     0.38      0.38      0.91      0.69     (0.51)
                                              --------  --------  --------  --------  --------
Less Distributions From:
  Net investment income......................    (0.39)    (0.41)    (0.43)    (0.48)    (0.50)
  Net realized gains.........................       --     (0.05)       --     (0.05)    (0.34)
  Capital....................................       --        --        --     (0.01)       --
                                              --------  --------  --------  --------  --------
Total Distributions..........................    (0.39)    (0.46)    (0.43)    (0.54)    (0.84)
                                              --------  --------  --------  --------  --------
Net Asset Value, End of Year.................    $8.24     $8.25     $8.33     $7.85     $7.70
                                              ========  ========  ========  ========  ========
Total Return.................................     4.59%     4.75%    11.98%     9.50%    (6.19)%
Net Assets, End of Year (000s)...............  $23,316   $32,510   $61,163   $75,091  $115,355
Ratios to Average Net Assets:
  Expenses...................................     1.09%     1.04%     1.02%     0.92%     0.80%
  Net investment income(2)...................     4.66      4.88      5.66      6.18      5.81
Portfolio Turnover Rate......................      315%      268%      405%      358%       30%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts for Intermediate Fixed Income Investments and Long-Term Bond Investments, respectively, would have been $0.46 and $0.43 for net investment income, $0.08 and $0.05 for net realized and unrealized loss and 5.47% and 4.92% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

          Financial Highlights
          (continued)

For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Municipal Bond Investments
--------------------------------------------------------------------------------------------
                                             2003      2002    2001(1)    2000       1999
                                           -------   --------  -------  --------  --------
Net Asset Value, Beginning of Year........   $9.07      $8.91    $8.40     $8.22     $8.92
                                           -------   --------  -------  --------  --------
Income (Loss) From Operations:
  Net investment income...................    0.35       0.37     0.37      0.37      0.35
  Net realized and unrealized gain (loss).   (0.12)      0.14     0.49      0.17     (0.57)
                                           -------   --------  -------  --------  --------
Total Income (Loss) From Operations.......    0.23       0.51     0.86      0.54     (0.22)
                                           -------   --------  -------  --------  --------
Less Distributions From:
  Net investment income...................   (0.35)     (0.35)   (0.35)    (0.35)    (0.35)
  Net realized gains......................      --         --       --     (0.01)    (0.13)
                                           -------   --------  -------  --------  --------
Total Distributions.......................   (0.35)     (0.35)   (0.35)    (0.36)    (0.48)
                                           -------   --------  -------  --------  --------
Net Asset Value, End of Year..............   $8.95      $9.07    $8.91     $8.40     $8.22
                                           =======   ========  =======  ========  ========
Total Return..............................    2.51%      5.88%   10.44%     6.79%    (2.60)%
Net Assets, End of Year (000s)............ $28,386    $30,604  $31,404   $48,789   $61,743
Ratios to Average Net Assets:
  Expenses................................    0.88%      0.91%    0.85%     0.79%     0.78%
  Net investment income...................    3.79       4.17     4.32      4.50      4.03
Portfolio Turnover Rate...................      15%        21%      23%       37%      142%

Mortgage Backed Investments
--------------------------------------------------------------------------------------------
                                             2003      2002    2001(1)    2000       1999
                                           -------   --------  -------  --------  --------
Net Asset Value, Beginning of Year........   $8.40      $8.26    $7.84     $7.73     $8.13
                                           -------   --------  -------  --------  --------
Income (Loss) From Operations:
  Net investment income(2)................    0.48       0.49     0.51      0.49      0.45
  Net realized and unrealized gain (loss).   (0.55)      0.16     0.37      0.08     (0.34)
                                           -------   --------  -------  --------  --------
Total Income (Loss) From Operations.......   (0.07)      0.65     0.88      0.57      0.11
                                           -------   --------  -------  --------  --------
Less Distributions From:
  Net investment income...................   (0.47)     (0.51)   (0.46)    (0.46)    (0.45)
  Net realized gains......................      --         --       --        --     (0.05)
  Capital.................................      --         --       --        --     (0.01)
                                           -------   --------  -------  --------  --------
Total Distributions.......................   (0.47)     (0.51)   (0.46)    (0.46)    (0.51)
                                           -------   --------  -------  --------  --------
Net Asset Value, End of Year..............   $7.86      $8.40    $8.26     $7.84     $7.73
                                           =======   ========  =======  ========  ========
Total Return(3)...........................   (0.90)%     8.12%   11.47%     7.58%     1.30%
Net Assets, End of Year (000s)............ $77,601   $116,262  $91,326  $100,342  $131,039
Ratios to Average Net Assets:
  Expenses(2)(4)..........................    0.80%      0.80%    0.80%     0.85%     0.80%
  Net investment income...................    5.55       6.09     6.14      6.26      5.67
Portfolio Turnover Rate...................     168%        23%      10%       28%       87%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Expense ratios and the per share decreases to net investment income before fee waivers and/or expense reimbursements were as follows:

                               Per share decreases to     Expense ratios without waivers
                                net investment income         and/or reimbursements
                            ----------------------------- ----------------------------
Fund                        2003  2002  2001  2000  1999  2003   2002  2001  2000  1999
----                        ----- ----- ----- ----- ----- ----   ----  ----  ----  ----
Mortgage Backed Investments $0.01 $0.01 $0.01 $0.01 $0.01 0.92%  0.98% 0.95% 0.97% 0.91%

(3) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(4) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

          Financial Highlights
          (continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Investments
--------------------------------------------------------------------------------------------------
                                                2003     2002(1)    2001(1)    2000(1)    1999(1)
                                              --------  --------   --------   --------   --------
Net Asset Value, Beginning of Year...........    $4.38     $5.20      $5.85      $7.33      $7.89

                                              --------  --------   --------   --------   --------
Income (Loss) From Operations:
  Net investment income(2)...................     0.36      0.44       0.51       0.69       0.83
  Net realized and unrealized gain (loss)(2).     0.25     (0.82)     (0.64)     (1.37)     (0.54)

                                              --------  --------   --------   --------   --------
Total Income (Loss) From Operations..........     0.61     (0.38)     (0.13)     (0.68)      0.29

                                              --------  --------   --------   --------   --------
Less Distributions From:
  Net investment income......................    (0.38)    (0.44)     (0.52)     (0.71)     (0.83)
  Net realized gains.........................       --        --         --         --      (0.02)
  Capital....................................       --        --         --      (0.09)        --

                                              --------  --------   --------   --------   --------
Total Distributions..........................    (0.38)    (0.44)     (0.52)     (0.80)     (0.85)

                                              --------  --------   --------   --------   --------
Net Asset Value, End of Year.................    $4.61     $4.38      $5.20      $5.85      $7.33
                                              ========  ========   ========   ========   ========
Total Return.................................    14.57%    (7.75)%    (2.27)%    (9.37)%     3.67%
Net Assets, End of Year (000s)............... $227,191  $222,373   $263,525   $164,056   $155,057
Ratios to Average Net Assets:
  Expenses...................................     0.97%     0.97%      1.12%      1.20%      1.19%
  Net investment income(2)...................     7.78      9.05       9.38      11.30      10.62
Portfolio Turnover Rate......................      158%       69%        81%       129%       122%

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, those amounts would have been $0.45, $0.83 and 9.22% for net investment income, net realized and unrealized loss and ratio of net investment income to average net assets, respectively. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

          Financial Highlights
          (continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------
                                                2003    2002(1)   2001(1) 2000(1)(2)
                                              -------   -------  -------- ----------
Net Asset Value, Beginning of Year...........   $8.02     $8.29    $8.23     $8.00
                                              -------   -------  -------   -------
Income (Loss) From Operations:
  Net investment income(3)(4)................    0.36      0.50     0.55      0.45
  Net realized and unrealized gain (loss)(3).   (0.38)    (0.22)    0.18      0.06
                                              -------   -------  -------   -------
Total Income (Loss) From Operations..........   (0.02)     0.28     0.73      0.51
                                              -------   -------  -------   -------
Less Distributions From:
  Net investment income......................   (0.35)    (0.54)   (0.65)    (0.28)
  Net realized gains.........................   (0.14)    (0.01)   (0.02)       --
                                              -------   -------  -------   -------
Total Distributions..........................   (0.49)    (0.55)   (0.67)    (0.28)
                                              -------   -------  -------   -------
Net Asset Value, End of Year.................   $7.51     $8.02    $8.29     $8.23
                                              =======   =======  =======   =======
Total Return(5)..............................   (0.37)%    3.51%    9.26%     6.47%++
Net Assets, End of Year (000s)............... $36,991   $32,947  $32,617   $29,989
Ratios to Average Net Assets:
  Expenses(4)(6).............................    0.80%     0.80%    0.80%     0.80%+
  Net investment income(3)...................    4.44      6.01     6.59      6.13+
Portfolio Turnover Rate......................     264%      200%     149%      249%

Government Money Investments
-----------------------------------------------------------------------------------------
                                         2003(1)   2002(1)   2001(1)   2000(1)   1999(1)
                                        -         --------  --------  --------  --------
Net Asset Value, Beginning of Year.....    $1.00     $1.00     $1.00     $1.00     $1.00
                                        --------  --------  --------  --------  --------
  Net investment income(4).............     0.01      0.02      0.05      0.05      0.04
  Dividends from net investment income.    (0.01)    (0.02)    (0.05)    (0.05)    (0.04)
                                        --------  --------  --------  --------  --------
Net Asset Value, End of Year...........    $1.00     $1.00     $1.00     $1.00     $1.00
                                        ========  ========  ========  ========  ========
Total Return(5)........................     0.85%     1.80%     5.04%     5.44%     4.53%
Net Assets, End of Year (000s)......... $110,461  $140,411  $181,954  $225,756  $303,160
Ratios to Average Net Assets:
  Expenses(4)(7).......................     0.60%     0.60%     0.60%     0.60%     0.60%
  Net investment income................     0.81      1.82      5.04      5.30      4.46

--------
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3) Effective September 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended August 31, 2002, the ratio of net investment income to average net assets would have been 6.06%. Per share information, ratios and supplemental data for the periods prior to September 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.
(4) Expense ratios and the per share decreases to net investment income before fee waivers and/or expense reimbursements were as follows:

                                           Per share decreases to       Expense ratios without waivers
                                            net investment income           and/or reimbursements
                                      --------------------------------  -----------------------------
Fund                                   2003   2002   2001  2000   1999  2003  2002  2001   2000  1999
----                                  -----  -----  -----  ----- -----  ----  ----  ----  ----   ----
Multi-Sector Fixed Income Investments $0.03  $0.02  $0.01  $0.03   N/A  1.19% 1.00% 0.97% 1.17%+  N/A
Government Money Investments.........  0.00*  0.00*  0.00*  0.02 $0.00* 0.90  0.91  0.74  0.78   0.71%

(5) Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.
(6) As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.
(7) As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.
*  Amount represents less than $0.01 per share.

          Independent Auditors' Report

The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments (''Funds'') of Consulting Group Capital Markets Funds (''Trust'') as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods included herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds of the Trust as of August 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the periods included herein, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
October 13, 2003

          Additional Information
          (unaudited)

Information about Trustees and Officers

The business and affairs of the Consulting Group Capital Markets Funds ("Trust") are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Trust's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                          Term of                            Number of
                                          Office*                            Portfolios
                                            and                               in Fund
                             Position(s)  Length                              Complex
                              Held with   of Time  Principal Occupation(s)    Overseen    Other Trusteeships
Name, Address and Age           Fund      Served     During Past 5 Years     by Trustee    Held by Trustee
---------------------        ------------ ------- -------------------------- ---------- ----------------------
Non-Interested Trustees:
H. John Ellis                Trustee       Since  Retired                        28              None
858 East Crystal Downs Drive               1999
Frankfort, MI 49635
Age 76
Armon E. Kamesar             Trustee       Since  Chairman, TEC                  28     Inter Ocean Systems
7328 Country Club Drive                    1994   International; Trustee,               Inc.
LaJolla, CA 92037                                 U.S. Bankruptcy Court
Age 75
Stephen E. Kaufman           Trustee       Since  Attorney                       55              None
Stephen E. Kaufman PC Co.                  1991
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71
John J. Murphy               Trustee       Since  President, Murphy Capital      28     Barclays International
123 Prospect Street                        2002   Management                            Funds Group Ltd. and
Ridgewood, NJ 07450                                                                     affiliated companies
Age 59
Interested Trustee:
R. Jay Gerken, CFA**         Trustee,      Since  Managing Director of          218              None
Citigroup Asset Management   Chairman and  2002   Citigroup Global Markets
  ("CAM")                    Chief                Inc. ("CGM"); Chairman,
399 Park Avenue              Executive            President, Chief Executive
4th Floor                    Officer              Officer and Director of
New York, NY 10022                                Smith Barney Fund
Age 52                                            Management LLC
                                                  ("SBFM"), Travelers
                                                  Investment Adviser, Inc.
                                                  ("TIA") and Citi Fund
                                                  Management Inc. ("CFM")

          Additional Information
          (unaudited) (continued)


                                            Term of                            Number of
                                            Office*                            Portfolios
                                              and                               in Fund
                              Position(s)   Length                              Complex
                               Held with    of Time  Principal Occupation(s)    Overseen  Other Trusteeships
Name, Address and Age            Fund       Served     During Past 5 Years     by Trustee  Held by Trustee
---------------------        -------------- ------- -------------------------- ---------- ------------------
Officers:
Lewis E. Daidone             Senior Vice     Since  Managing Director of          N/A            N/A
CAM                          President and   1994   CGM; Director and Senior
125 Broad Street             Chief                  Vice President of SBFM
11th Floor                   Administrative         and TIA; Director of CFM;
New York, NY 10004           Officer                Chief Financial Officer of
Age 46                                              certain mutual funds
                                                    affiliated with Citigroup
                                                    Inc. ("Citigroup") and
                                                    formerly Treasurer of the
                                                    mutual funds with
                                                    Citigroup
Leroy T. Pease               Investment      Since  First Vice President of       N/A            N/A
The Consulting Group         Officer         1996   CGM
222 Delaware Avenue
Wilmington, DE 19801
Age 43
Stephen M. Hagan             Investment      Since  First Vice President of       N/A            N/A
The Consulting Group         Officer         1997   CGM
222 Delaware Avenue
Wilmington, DE 19801
Age 35
Paul M. Hatch                Investment      Since  Executive Vice President      N/A            N/A
The Consulting Group         Officer         2001   of CGM; Chief Operating
222 Delaware Avenue                                 Officer of The Consulting
Wilmington, DE 19801                                Group
Age 45
Frances M. Guggino           Controller      Since  Vice President of CGM         N/A            N/A
CAM                                          2002
125 Broad Street, 10th Floor
New York, NY 10004
Age 45
Christina T. Sydor           Secretary       Since  Managing Director of          N/A            N/A
CAM                                          1994   CGM; General Counsel
300 First Stamford Place                            and Secretary of SBFM and
4th Floor                                           TIA
Stamford, CT 06902
Age 52

          Additional Information
          (unaudited) (continued)

                                       Term of                            Number of
                                       Office*                            Portfolios
                                         and                               in Fund
                           Position(s) Length                              Complex
                            Held with  of Time  Principal Occupation(s)    Overseen  Other Trusteeships
Name, Address and Age         Fund     Served     During Past 5 Years     by Trustee  Held by Trustee
---------------------      ----------- ------- -------------------------- ---------- ------------------

Andrew Beagley             Chief Anti-  Since  Director, CGM (since          N/A            N/A
CAM                        Money        2002   2000); Director of
399 Park Avenue, 4th Floor Laundering          Compliance, North
New York, NY 10022         Compliance          America, CAM (since
Age 40                     Officer             2000); Director of
                                               Compliance, Europe, the
                                               Middle East and Africa,
                                               CAM (from 1999 to 2000);
                                               Compliance Officer,
                                               Salomon Brothers Asset
                                               Management Limited,
                                               Smith Barney Global
                                               Capital Management Inc.,
                                               Salomon Brothers Asset
                                               Management Asia Pacific
                                               Limited (from 1997 to
                                               1999)
Robert I. Frenkel          Chief Legal  Since  Managing Director and         N/A            N/A
CAM                        Officer      2003   General Counsel, Global
300 First Stamford Place                       Mutual Funds for CAM
Stamford, CT 06902                             and its predecessor (since
Age 48                                         1994)

 *Each Trustee serves until his or her successor has been duly elected and qualified.
**Mr. Gerken is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

          Tax Information
          (unaudited)

The following August 31, 2003 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end:

100.00% of the dividends from net investment income paid by Municipal Bond Investments are tax-exempt for regular Federal income tax purposes.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders:

Large Capitalization Value Equity Investments..... 100.00%
High Yield Investments............................   1.25

The following percentages of ordinary dividends paid by the Funds from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

Intermediate Fixed Income Investments............. 12.67%
Long-Term Bond Investments........................ 34.17
Government Money Investments...................... 47.46
Mortgage Backed Investments.......................  0.35
Multi-Sector Fixed Income Investments.............  9.17

The Fund listed below designates for Federal income tax purposes the following amount as long term capital gains distributions paid:

Multi-Sector Fixed Income Investments............. $243,138

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                              WWW.SMITHBARNEY.COM




[LOGO]
SMITHBARNEY
      citigroup

         (C)2003 Citigroup Global Markets Inc. Member NASD, SIPC. Smith Barney
          and Consulting Group are divisions of Citigroup Global Markets Inc.
        Smith Barney is a service mark of Citigroup Global Markets Inc. and its affiliates and is used and registered throughout the world. CITIGROUP and the Umbrella Device are trademarks and service marks of Citicorp or its affiliates and are used and registered throughout the world.


              This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not
        authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's Investment policies, charges and expenses as well as other pertinent information.

        TK 2120A, 8/03    Consulting Group Capital Markets Funds . 222 Delaware
                      Avenue . Wilmington, Delaware    .    19801

ITEM 2.   CODE OF ETHICS.

          The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees of the registrant has determined that Armon Kamesar, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Kamesar as the Audit Committee's financial expert. Mr. Kamesar is an "independent" Trustee pursuant to paragraph (a)(2) of
          Item 3 to Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6.   [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   [RESERVED]

ITEM 9.   CONTROLS AND PROCEDURES.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

          (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

          (a)  Code of Ethics attached hereto.

          Exhibit 99.CODE ETH

          (b)  Attached hereto.

          Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

          Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Consulting Group Capital Markets Funds


By: /s/ R. Jay Gerken
    --------------------------------------
    R. Jay Gerken
    Chief Executive Officer of
    Consulting Group Capital Markets Funds

Date: November 3, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ R. Jay Gerken
    --------------------------------------
    (R. Jay Gerken)
    Chief Executive Officer of
    Consulting Group Capital Markets Funds

Date: November 3, 2003


By: /s/ Lewis E. Daidone
    --------------------------------------
    (Lewis E. Daidone)
    Chief Administrative Officer of
    Consulting Group Capital Markets Funds

Date: November 3, 2003